[GRAPHIC OMITTED]
                              STEPSTONE FUNDS LOGO


                               STEPSTONE FUNDS(R)
                                ANNUAL FINANCIAL
                                     REPORT














                               -----------------
                                JANUARY 31, 1996

                                                              STEPSTONE FUNDS(R)
ANNUAL REPORT
--------------------------------------------------------------------------------
DEAR SHAREHOLDER:

1995 proved to be one of the most prosperous years ever for investors. The year ended with stocks climbing to historic highs, bond yields declining dramatically and the dollar strengthening. Agreement that the Federal Reserve has succeeded in engineering its "soft landing" (slow economic growth with moderate inflation), and the ongoing discussions in Washington to cut the future rate of government spending and balance the budget buoyed the markets.

The combination of slowing economic growth and low inflation is often the ideal scenario for a reduction in interest rates and that is exactly what the Federal Reserve did in the fourth quarter of 1995. On December 19, 1995 The Federal Open Market Committee voted to cut its target for the Federal Funds rate--for the second time in six months--by 25 basis points to 5.5% citing better than expected inflation and falling inflationary expectations as its justification. Prior to this action the REAL Fed Funds rate--the current rate minus the inflation rate--was near a level generally indicative of a restrictive monetary policy and considered inappropriate for an economy experiencing decelerating growth. By year-end the real rate stood at 2.5% (5.5% minus 3% inflation), higher than the 10 year average of 2.25% which is considered to be the equilibrium Fed Funds rate--the rate that is consistent with sustained noninflationary growth. Union Capital Advisors believes pressures for lower short term rates should continue and that a 1996 year end Fed Funds target of
4.5 - 5% now seems likely.

Declining interest rates and optimism caused the bond market to soar and deliver stock-like returns during 1995. The Lehman Brothers long term U.S. Treasury bond index soared 31%. Long term rates dropped from 7.9% in January of 1995 to finish the year at 5.9%, while the intermediate 5 year U.S. Treasury note declined from 7.8% to 5.4%. The December cut in short term interest rates caused the short end of the yield curve to flatten out after remaining inverted for months. The other side of this was the increase in bond prices, providing some very attractive capital gains opportunities.

The municipal bond market lagged the treasury market rally in 1995 due to worries about a possible change to a flat tax system that would eliminate municipal bond's tax advantage. Consequently, municipal bond returns were below those of taxable bonds in 1995. Yields on municipal bonds were high relative to those offered by Treasuries with yields on some longer term munis close to 90% of those on Treasuries. That translated to after tax yields on munis that were as much as 30% higher than yields on taxable issues.

Fueled by declining interest rates, low inflation, sustained economic growth, rising corporate profits and a record flow of money into domestic stock mutual funds, the U.S. stock market reached record levels producing its best returns in decades. The Dow Jones Industrial Average finished up 33.45% for the year. The S&P 500 and the Nasdaq Composite were up 34.11% and 39.2% respectively. One prevalent feature of the bull market was the increasingly frequent sector rotation within the market which carried various groups into and out of favor quite rapidly yet left the major market averages virtually untouched. Technology and banking stocks were two of the biggest sector winners of the year as the revolution in home and business computers continued and falling interest rates boosted bank earnings. However, by year end investors concerned that slowing economic activity would cause corporate profits to decelerate, began to rotate into the defensive consumer staples like drugs and food-groups. These sectors tend to generate steady earnings regardless of the economic outlook. The other big winners of the year were biotechnology, oil drillers, aerospace and defense, and airlines, while the big losers were trucking, steel, transportation, equipment and specialty retailers.

A well managed portfolio of stocks, bonds, and cash, tailored to your risk tolerance, liquidity needs, tax situation, and financial goals is still the most advantageous way to achieve superior investment returns over a long term horizon. A disciplined approach to asset allocation and diversification will help you maintain confidence that your portfolio will meet, or exceed your objectives. With our variety of funds and Asset Allocation programs, the Stepstone Funds continue to offer excellent investment opportunity at reasonable risk.

As always we appreciate the confidence you have placed in us.



Sincerely,

/s/Clark Gates

Clark Gates
President, Union Capital Advisors

STEPSTONE FUNDS(R)                                             TABLE OF CONTENTS
--------------------------------------------------------------------------------


Managers' Discussion and Analysis of Fund Performance .....................    1
Statement of Net Assets ...................................................   13
Statement of Operations ...................................................   53
Statement of Changes in Net Assets ........................................   56
Financial Highlights ......................................................   60
Notes to Financial Statements .............................................   66
Auditor's Report ..........................................................   71

                 STEPSTONE FUNDS -- INTERMEDIATE-TERM BOND FUND

For the twelve months ended January 31, 1996 the Intermediate-Term Bond Fund had a total return of 16.58%. This was achieved in an environment where longer term interest rates declined two full percentages points (200 basis points). All sectors of the investment grade bond market rose in market value by amounts that were much greater than the decline in coupon income experienced along the way. The substantial decline in interest rates was occasioned by a sharply reduced rate of economic growth and a continuation of subdued rates of inflation. This reality was ratified by the Federal Reserve Board as they initiated a series of reductions in the Federal Funds rate last July. That rate is now 5 1/4 % having been 6% on February 1, 1995. During the year the average weighted maturity of your Fund ranged between eight and nine years. The Fund was invested in governments, corporates and mortgage pass-through securities commensurate with it's benchmark Salomon Broad Investment Grade Bond Index. The returns from those segments of the index were: governments (17.5%); corporates (19.98%) and mortgages (15.09%). The total return of the Index was 16.94%. During the year, the Fund was overweighted in corporates and underweighted in mortgages which proved beneficial.

When compared with all other funds of like description in the Lipper Universe of Intermediate Investment Grade Bond Funds, the Fund's total return exceeded the average of the Lipper Funds by 141 basis points (16.58% vs. 15.46%).

                 Comparison of Change in the Value of a $10,000
                  Investment in the Stepstone Intermediate-Term
                   Bond Fund, Institutional Class, versus the
                    Salomon Broad Investment Grade Bond Index

                                 [Graph Omitted]

A line graph depicting the growth of a $10,000 investment in the Stepstone Intermediate-Term Bond Fund (Institutional) from February 28, 1991 through January 31, 1996, compared to the Salomon Broad Investment Grade Bond Index.

Plot Points
                  Stepstone            Salomon
2/28/91           10,000               10,000
Jan 92            11,288               11,237
Jan 93            12,470               12,493
Jan 94            13,621               13,639
Jan 95            13,061               13,344
Jan 96            15,226               15,605

                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                       Annualized  Anualized
                                             One Year    3-Year     Inception
                                              Return     Return      to Date
--------------------------------------------------------------------------------
Intermediate-Term Bond Fund (Institutional)   16.58%      6.88%       9.00%
--------------------------------------------------------------------------------

           For the period ended January 31, 1996. Past performance is not predictive of future performance.


                 Comparison of Change in the Value of a $10,000
                  Investment in the Stepstone Intermediate-Term
                     Bond Fund, Investment Class, versus the
                    Salomon Broad Investment Grade Bond Index

                                 [Graph Omitted]

A line graph depicting the growth of a $10,000 investment in the Stepstone Intermediate-Term Bond Fund (Investment) from February 29, 1992 through January 31, 1996, compared to the Salomon Broad Investment Grade Bond Index.

Plot Points
                  Stepstone            Salomon
2/29/92            9,700               10,000
Jan 93            10,686               11,047
Jan 94            11,672               12,060
Jan 95            11,192               11,799
Jan 96            13,037               13,798

                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                    Annualized   Anualized
                                          One Year    3-Year     Inception
                                           Return     Return      to Date
--------------------------------------------------------------------------------
Intermediate-Term Bond Fund (Investment)   16.48%      6.85%       7.76%
--------------------------------------------------------------------------------
             With Load                     12.97%      5.76%       6.95%
--------------------------------------------------------------------------------

         For the period ended January 31, 1996. Past performance is not predictive of future performance. The performance of the Investment
        Class Shares with load reflects the maximum sales charge of 3.0%.

               STEPSTONE FUNDS -- LIMITED MATURITY GOVERNMENT FUND

The fund entered 1995 defensively structured, with the expectation of further increases in short term interest rates. The fund's duration is normally targeted between the 1 year treasury (currently .92 years) and the Merrill Lynch 1-3 year treasury (currently 1.77 years) indices, with the latter being the assigned performance benchmark. In rising interest rate environments the portfolio's duration is structured to match the lower 1 year treasury index. This results in greater principal preservation. Our defensive positioning in early 1995 caused a lag in performance for the first 6 months of the period as interest rates declined over 150 basis points in the 1-3 year maturity sector of the yield curve. In response to this sharp reversal in the trend of interest rates, we extended the fund's duration to more closely match the Merrill Lynch 1-3 year treasury. The return to shareholders for 1995 was 8.34%, performing between the Merrill Lynch's 1-3 year treasury return of 10.39% and the 1 year treasury return of 7.53%.

Duration adjustment is an important technique in managing the portfolio. Extending the duration was beneficial in the second half of 1995, as interest rates declined an additional 75-100 basis points. As of mid February 1996, the yield curve is inverted from overnight to 5 years and investors expect the domestic U.S. economy to continue to provide weak economic growth combined with anemic inflation. These economic influences have fueled considerable demand for short term securities in expectation of further aggressive Federal Reserve easing. Policymakers have rewarded the market with three rate cuts in July 1995, December 1995, and January 1996. Although we expect the Fed to gradually continue this easing process, we believe current short term yields may have overexaggerated the degree and timing of forthcoming monetary easing. We have positioned the fund to take advantage of a more stable yield curve environment in the upcoming 6 months by allocating approximately 50% of the portfolio to agency pass through securities. The higher yields associated with this sector should provide greater coupon return as we do not foresee an opportunity for substantial price appreciation for short term government securities.

                 Comparison of Change in the Value of a $10,000
                  Investment in the Stepstone Limited Maturity
                  Government Fund, Institutional Class, versus the
                Merrill Lynch 1-3 Year Short-Term Treasury Index,
                    and the Merrill Lynch Treasury Bill Index

                                 [Graph Omitted]

A line graph depicting the growth of a $10,000 investment in the Stepstone Limited Maturity Government Fund (Institutional) from May 31,1993 through January 31, 1996, compared to the Merrill Lynch 1-3 Year Short-Term Treasury Index and the Merrill Lynch 1-Year Treasury Bill Index.

Plot Points
             Stepstone    Merrill Lynch 1-3 yr    Merrill Lynch 1-yr
8/31/93      10,000       10,000                  10,000
Jan 94       10,313       10,346                  10,264
Jan 95       10,238       10,482                  10,581
Jan 96       11,091       11,572                  11,378

                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                                   Annualized
                                                       One Year    Inception
                                                        Return      to Date
--------------------------------------------------------------------------------
Limited Maturity Government Fund (Institutional)        8.34%       3.68%
--------------------------------------------------------------------------------

          For the period ended January 31, 1996. Past performance isnot predictive of future performance.


                 Comparison of Change in the Value of a $10,000
                  Investment in the Stepstone Limited Maturity
                  Government Fund, Investment Class, versus the
                Merrill Lynch 1-3 Year Short-Term Treasury Index,
                    and the Merrill Lynch Treasury Bill Index

                                 [Graph Omitted]

A line graph depicting the growth of a $10,000 investment in the Stepstone Limited Maturity Government Fund (Investment) from May 31,1993 through January 31, 1996, compared to the Merrill Lynch 1-3 Year Short-Term Treasury Index and the Merrill Lynch 1-Year Treasury Bill Index.

Plot Points
             Stepstone    Merrill Lynch 1-3 yr    Merrill Lynch 1-yr
5/31/93      10,000       10,000                  10,000
Jan 94       10,143       10,158                  10,143
Jan 95       10,068       10,292                  10,456
Jan 96       10,906       11,361                  11,244

                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                               Annualized
                                                  One Year     Inception
                                                   Return       to Date
--------------------------------------------------------------------------------
Limited Maturity Government Fund (Investment)       8.33%        3.76%
--------------------------------------------------------------------------------

          For the period ended January 31, 1996. Past performance is not predictive of future performance.

                STEPSTONE FUNDS -- CALIFORNIA TAX-FREE BOND FUND

1995 was a stellar year for the bond market, with the Stepstone California Tax-Free Bond Fund fully participating in the rally. According to the Bond Buyer 20 bond index, rates began the year at 6.49% and ended in January 1996 at 5.46%, a difference of 103 basis points. The NAV of the Fund increased over this period from $8.96 to $9.86 at year end, January 31, 1996. An improvment of 10.04%. The Fund posted a total return for the 12 months ended January 31, 1996 of 15.83% as compared to its peer group, the Lipper California Municipal Intermediate Fund Group average of 14.82%. The Fund outperformed its benchmark, The Lehman Brothers 7 Year General Obligation Bond Index (13.64%) by over 200 basis points. The Fund changed its benchmark last year from the Lehman 10 Year G.O. Bond Index to the Lehman 7 Year G.O. Bond Index, as the latter is more representative of the objectives of the Fund.

   Comparison of Change in the Value of a $10,000 Investment in the Stepstone
    California Tax-Free Income Fund, Class A versus the Stepstone California Tax-Free Income Fund, Class B, the Lehman Brothers 10-Year G.O. Index
                    and the Lehman Brothers 7-Year G.O. Index

                                 [Graph Omitted]

A line graph depicting the growth of a $10,000 investment in the Stepstone California Tax-Free Bond Fund (Class A and Class B) from October 31, 1993 through January 31, 1996, compared to the Lehman Brothers 10-Year G.O. Index and the Lehman Brothers 7-Year G.O. Index.

Plot Points
           Stepstone Cl A    Stepstone Cl B   Lehman 10-Year   Lehman 7-Year
10/31/93   10,000            9,700            10,000           10,000
Jan 94     10,237            9,920            10,266           10,229
Jan 95      9,590            9,292             9,862            9,975
Jan 96     11,108           10,764            11,399           11,335

                           Average Annual Total Return
--------------------------------------------------------------------------------
                                               Annualized       Cumulative
                                  One Year      Inception       Inception
                                   Return        to Date         to Date
--------------------------------------------------------------------------------
Cal. Tax-Free Bond Class A         15.83%         4.28%          10.10%
--------------------------------------------------------------------------------
Cal. Tax-Free Bond Class B         15.84%         4.24%          10.00%
--------------------------------------------------------------------------------
     Class B With Load             12.33%         2.86%           6.70%
--------------------------------------------------------------------------------

         For the period ended January 31, 1996. Past performance is not predictive of future performance. The performance of the Investment
                Class Shares with load reflects the maximum sales
                                charge of 3.0%.

                 STEPSTONE FUNDS -- CONVERTIBLE SECURITIES FUND

After a very difficult environment for convertible securities in 1994, 1995 was ideal for convertible investors. The Lipper Convertible Securities Index returned 24.48% and the Merrill Lynch Investment Grade Convertible Securities Index returned 27.59% for the 12 month period ending January 31, 1996. The fund trailed its benchmark for the period as it was invested in traditional convertible securities while the unmanaged index was not. In periods of strong equity performance, convertibles which outperform are equity sensitive while traditional convertibles tend to lag, but offer better risk/reward characteristics.

Declining interest rates and strong equity market performance justified by low inflation and corporate profits fueled convertible returns over the past year. The strength in the fixed income and equity market improved convertible securities valuations in that both the equity and yield components of these hybrid securities became more attractive. Convertibles participated in only some of the general equity market because their exposure to mid and small capitalization companies limited returns while blue chip stocks outperformed the mid and small cap markets. However, convertibles participated in about two-thirds of the equity market performance while having much lower volatility. Convertible funds outperformed fixed income funds, as expected, in this type of environment. The strongest sectors in the convertible market were banking, financial services and health care.

Our outlook for 1996 remains positive for the financial markets given expectations of moderate-to-slow GDP growth, low inflation, and an accommodative monetary policy as dictated by the Federal Reserve. Returns in 1996 are expected to be more in line with the historic norms. Although absolute returns are not expected to match 1995's, relative performance for convertibles versus equity and fixed income should be favorable. Modest equity returns combined with stable to declining interest rates is the best environment for relative convertible securities market performance.


                 Comparison of Change in the Value of a $10,000
               Investment in the Stepstone Convertible Securities
      Fund, Institutional Class, versus the Merrill Lynch Investment Grade
                          Convertible Securities Index

                                 [Graph Omitted]

A line graph depicting the growth of a $10,000 investment in the Stepstone Convertible Securities Fund (Institutional) from February 28, 1994 through January 31, 1996, compared to the Merrill Lynch Investment Grade Convertible Securities Index.

Plot Points
                  Stepstone            Merrill Lynch
2/28/94           10,000               10,000
Jan 95             9,514                9,433
Jan 96            11,386               12,036

                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                               Annualized
                                                  One Year     Inception
                                                   Return       to Date
--------------------------------------------------------------------------------
Convertible Securities Fund (Institutional)        19.67%        6.18%
--------------------------------------------------------------------------------

          For the period ended January 31, 1996. Past performance is not predictive of future performance.

                  STEPSTONE FUNDS -- GOVERNMENT SECURITIES FUND

1995 was a strong year for bond markets as most of the bond indices posted near-record returns. It was a year in which interest rates declined about two and one quarter percentage points. A catalyst for the large decline involved an end to the Federal Reserve's tight monetary policy. On July 6, 1995 the Federal Open Market Committee voted to lower the Fed Funds rate by one quarter of one percent to 5.75% from 6.00%. This action taken by the Fed was monumental for most investors as it represented a change in the direction of monetary policy and the market began to "price-in" additional eases by the Federal Reserve.

The Stepstone Government Securities Fund's performance was impressive, returning 16.16% for the twelve month period ending January 31, 1996. During the first five months of the investment period, the duration strategy was slightly bearish. By mid-year, the duration strategy became bullish with portfolio duration approximately fifteen percent greater than the benchmark. This longer relative duration accounted for the higher than market price returns that were generated by the portfolio during the second half of the investment period.

The Funds' net return was competitive with the benchmark index return of 16.89%. However, when compared to similarly managed funds, represented by the median return for the Lipper U.S. Government Bond universe, the Fund outperformed by 83 basis points, with returns of 15.33% and 16.16%, respectively.

                 Comparison of Change in the Value of a $10,000
                Investment in the Stepstone Government Securities
                      Fund, Institutional Class, versus the
                      Lehman Brothers Government Bond Index


                                 [Graph Omitted]

A line graph depicting the growth of a $10,000 investment in the Stepstone Government Securities Fund (Institutional) from February 28, 1994 through January 31, 1996, compared to the Lehman Brothers Government Bond Index.

Plot Points
                  Stepstone            Lehman
2/28/94           10,000               10,000
Jan 95             9,814                9,920
Jan 96            11,400               11,594

                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                                Annualized
                                                 One Year       Inception
                                                  Return         to Date
--------------------------------------------------------------------------------
Government Securities Fund (Institutional)        16.16%          5.35%
--------------------------------------------------------------------------------

         For the period ended January 31, 1996. Past performance is not predictive of future performance.

                        STEPSTONE FUNDS -- BALANCED FUND

For the twelve month period ending January 31, 1996, the Balanced Fund (Institutional Class) produced a total return of 28.93%. The return includes income from dividends and interest and an increase in the value of the bonds and stocks held within the Fund. Falling interest rates helped the performance of the fixed income segment of the Fund. Weak economic growth and signs that the rate of inflation would continue to be modest provided the justification the Federal Reserve needed to begin to lower short term interest rates. During the last twelve months we have added to our fixed income investments and lengthened the average maturity of this portion of the Fund. The cash position of the Fund was reduced to 4.7% from approximately 10% at the beginning of this period. The interest rate sensitivity of the fixed income portion of the Fund is now approximately 107% of the Salomon Broad investment Grade Bond Index which we use as a benchmark.

The equity portion of the Fund performed well during the last twelve months. Good industrial sector weights and very good stock selection helped this segment of the Fund to make a significant contribution to the total return on the Fund. Over this period, the allocation to equities rose from 60% to 63%. The equity portfolio is made up of common stocks which possess either growth or value characteristics. Approximately 63% of the equity portion of the portfolio is invested in value stocks with the remainder being growth stocks. This reflects an increase in value stocks over this period.

The aggregate net performance of the Fund was better than its peer group as measured by the Lipper Balanced Averages. The Lipper Average total return for the twelve month period ended January 31, 1996 was 25.96% or 2.97% less than the Balanced Fund. This places the Fund in the top 25% of all balanced mutual funds for the last twelve months ending January 31, 1996. Over the same twelve month period, the total rate of return on the Salomon Broad Investment Grade Bond Index was 16.94% and the Standard & Poor's 500 was 38.66%. The 28.93% return on the Fund was consistent with a well diversified portfolio made up of stocks and bonds. Our focus continues to be on structuring the asset allocation of the Fund to take advantage of short and long-term opportunities in the financial markets. At present our asset allocation is 4.7% in cash and equivalents, 31.3% in fixed income securities, and 63.3% in equities.

                 Comparison of Change in the Value of a $10,000
                   Investment in the Stepstone Balanced Fund,
                  Institutional Class, versus the Salomon Broad
                      Investment Grade Bond Index, and the
                      Standard & Poor's 500 Composite Index

                                 [Graph Omitted]

A line graph depicting the growth of a $10,000 investment in the Stepstone Balanced Fund (Institutional) from February 28, 1991 through January 31, 1996, compared to the Salomon Broad Investment Bond Index and the Standard & Poors 500 Composite Index.

Plot Points
                  Stepstone            Salomon             S&P 500
2/28/91           10,000               10,000              10,000
Jan 92            11,324               11,237              11,452
Jan 93            12,315               12,493              12,663
Jan 94            13,779               13,639              14,295
Jan 95            13,372               13,344              14,367
Jan 96            17,241               15,605              19,922

                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                  Annualized        Annualized
                                  One Year        Inception         Inception
                                   Return          to Date           to Date
--------------------------------------------------------------------------------
Balanced Fund (Institutional)      28.93%           11.87%           12.37%
--------------------------------------------------------------------------------

          For the period ended January 31, 1996. Past performance is not predictive of future performance.

                 Comparison of Change in the Value of a $10,000
                   Investment in the Stepstone Balanced Fund,
                   Investment Class, versus the Salomon Broad
                      Investment Grade Bond Index, and the
                      Standard & Poor's 500 Composite Index

                                 [Graph Omitted]

A line graph depicting the growth of a $10,000 investment in the Stepstone Balanced Fund (Investment) from November 30, 1992 through January 31, 1996, compared to the Salomon Broad Investment Bond Index and the Standard & Poors 500 Composite Index.

Plot Points
                  Stepstone            Salomon             S&P 500
11/30/92           9,550               10,000              10,000
Jan 93             9,908               10,361              10,208
Jan 94            11,076               11,311              11,523
Jan 95            10,749               11,067              11,582
Jan 96            13,837               12,942              16,059

                           Average Annual Total Return
--------------------------------------------------------------------------------
                                              Annualized    Annualized
                                 One Year     Inception     Inception
                                  Return        to Date      to Date
--------------------------------------------------------------------------------
Balanced Fund (Investment)        28.73%         11.78%       12.46%
--------------------------------------------------------------------------------
         With Load                22.93%         10.08%       10.87%
--------------------------------------------------------------------------------

           For the period ended January 31, 1996. Past performance is not predictive of future performance. The performance of
               the Investment Class Shares with load reflects the
                          maximum sales charge of 4.5%

                      STEPSTONE FUNDS -- GROWTH EQUITY FUND

For the one year period ending January 31, 1996, the Growth Equity Fund (Institutional Class) produced a total return of 32.93% as compared to the Lipper Growth Fund average of 32.65% and the Lipper Capital Appreciation Fund average of 31.84%. Both groups under performed the S&P 500 return of 38.66% for the second year in a row.

The Stepstone Growth Equity Fund and Lipper Growth Fund average both outperformed the S&P 500 and the Russell 1000 through October. From October through mid January of 1996 the S&P 500 and Russell 1000 continued to advance driven by a narrow group of stocks best described as large-cap large dividend or value stocks. The differential was an abnormally large swing. We believe that this shift has or nearly has completed itself and the market will focus itself for the rest of 1996 on the companies that will show positive earnings growth in an environment with low inflation, low interest rate, and a slowing economy.

The Growth Equity Fund has focused its investments in stocks that provide or utilize the rapidly changing technologies that either enhance productivity or outright change the way business is done. The Capital Goods sector is overweighted with the emphasis on companies that will provide equipment for upgrading of the world's telecommunication and computing systems. The Financial sector is also over weighted again with an emphasis on companies that have utilized technologies to enhance productivity and profitability. Healthcare and select retailing make up the majority of the commitment to the under weighted Consumer Sector.

                 Comparison of Change in the Value of a $10,000
                Investment in the Stepstone Growth Equity Fund,
                        Institutional Class, versus the
                        Frank Russell 1000 Growth Index

                                 [Graph Omitted]

A line graph depicting the growth of a $10,000 investment in the Stepstone Growth Equity Fund (Institutional) from February 28, 1991 through January 31, 1996, compared to the Frank Russell 1000 Growth Index.

Plot Points
                        Stepstone             Frank Russell
2/28/91                 10,000                10,000
Jan 92                  11,668                12,139
Jan 93                  12,780                12,912
Jan 94                  14,109                13,752
Jan 95                  13,406                14,093
Jan 96                  17,821                19,563

--------------------------------------------------------------------------------
                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                       Annualized   Annualized
                                           One Year      3-Year     Inception
                                            Return       Return      to Date
--------------------------------------------------------------------------------
Growth Equity Fund (Institutional)          32.93%       11.72%       14.39%
--------------------------------------------------------------------------------
           For the period ended January 31, 1996. Past performance is not predictive of future performance.

                 Comparison of Change in the Value of a $10,000
                 Investment in the Stepstone Growth Equity Fund,
                          Investment Class, versus the
                         Frank Russell 1000 Growth Index

                                 [Graph Omitted]

A line graph depicting the growth of a $10,000 investment in the Stepstone Growth Equity Fund (Investment) fromNovember 30, 1991 through January 31, 1996, compared to the Frank Russell 1000 Growth Index.

Plot Points
                          Stepstone                Frank Russel
11/30/91                   9,550                   10,000
Jan 92                    11,026                   11,137
Jan 93                    12,077                   11,846
Jan 94                    13,358                   12,616
Jan 95                    12,668                   12,929
Jan 96                    16,822                   17,948

--------------------------------------------------------------------------------
                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                   Annualized    Annualized
                                        One Year     3-Year      Inception
                                         Return      Return       to Date
--------------------------------------------------------------------------------
Growth Equity Fund (Investment)          32.79%      11.68%        12.64%
--------------------------------------------------------------------------------
         with Load                       26.78%       9.98%        11.43%
--------------------------------------------------------------------------------
         For the period ended January 31, 1996. Past performance is not predictive of future performance. The performance of the Investment
       Class Shares with load reflects the maximum sales charge of 4.5%.

                     STEPSTONE FUNDS -- VALUE MOMENTUM FUND

The most recent quarter ended with a political battle over the balanced budget effort, which subsequently led to a minor government shut down. Without government economic statistics, there was more than the usual uncertainty about the level and direction of the economy. Moreover, several companies pre-announced weaker than expected fourth quarter earnings. However, rapidly declining bond yields and continued strong flow of money into equity mutual funds provided the fuel for a year end rally, which carried over into January 1996. The S&P 500 completed an extraordinary year in which total return reached 38.66% through January 31, 1996.

Value Momentum likewise experienced strong results, returning 40.88% for the fiscal year ending January 31, 1996. Annualized return for the past three years was 15.92% and from inception date, 16.04%

A fairly significant shift in market leadership began to occur toward year end. Technology areas, which had gained 50-80% through the first nine months, experienced profit taking. Semiconductors were the most prevalent example. Some other areas, already strong, continued apace. These included aerospace, drug, restaurants, homebuilding, electrical equipment and most all areas of energy and utilities. Among the earlier trailers, however, very few showed signs of life. The only exceptions were steel and leisure.

Value Momentum remains highly diversified. Overweighted positions, relative to the S&P 500 continue in capital goods. The Fund yielded 22%, 14% and 18% in capital goods, raw materials and financial services versus the S&P 500 returns of 19%, 6% and 13%, respectively. Continued underweightings in consumer staples are predicated upon difficult employment conditions and an aging population, leading to more cautious spending patterns. Utilities are also underweighted as the majority of the bond rally now appears behind us, and regulatory activity is creating a more difficult environment.

With over 100 issues, company diversification is also significant. With no individual company weighted over 3% of the portfolios, largest individual holdings are Kimberly Clark, Hewlett Packard, FNMA, Intel and W.R. Grace. Relevant characteristics indicated that the portfolio is structured conservatively versus the S&P 500. P-E on trailing earnings is 18.0x versus 19.5x for the S&P. Dividend yield is 2.5% versus 2.3% while price to book value is at 339%

                 Comparison of Change in the Value of a $10,000
                   Investment in the Stepstone Value Momentum
                      Fund, Institutional Class, versus the
                      Standard & Poor's 500 Composite Index

                                 [Graph Omitted]
A line graph depicting the growth of a $10,000 investment in the Stepstone Value Momentum Fund (Institutional) from February 28, 1991 through January 31, 1996, compared to the Standard & Poors 500 Composite Index.

Plot Points
                      Stepstone Institu.             S&P 500
2/28/91               10,000                         10,000
Jan 92                11,334                         11,452
Jan 93                12,727                         12,663
Jan 94                14,581                         14,295
Jan 95                14,073                         14,367
Jan 96                19,826                         19,922

--------------------------------------------------------------------------------
                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                     Annualized    Annualized
                                         One Year      3-Year      Inception
                                          Return       Return       to Date
--------------------------------------------------------------------------------
Value Momentum Fund (Institutional)       40.88%       15.92%       16.04%
--------------------------------------------------------------------------------
         For the period ended January 31, 1996. Past performance is not predictive of future performance.


                 Comparison of Change in the Value of a $10,000
                   Investment in the Stepstone Value Momentum
                       Fund, Investment Class, versus the
                      Standard & Poor's 500 Composite Index

                                 [Graph Omitted]

A line graph depicting the growth of a $10,000 investment in the Stepstone Value Momentum Fund (Investment) from April 30, 1992 through January 31, 1996, compared to the Standard & Poors 500 Composite Index.

Plot Points
                             Stepstone Invest.    S&P 500
4/30/92                       9,550               10,000
Jan 93                       10,465               10,816
Jan 94                       11,998               12,209
Jan 95                       11,580               12,271
Jan 96                       16,301               17,015

--------------------------------------------------------------------------------
                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                   Annualized     Annualized
                                       One Year      3-Year       Inception
                                        Return       Return        to Date
--------------------------------------------------------------------------------
Value Momentum Fund (Investment)        40.77%       15.92%        15.96%
--------------------------------------------------------------------------------
With Load                               34.44%       14.16%        14.58%
--------------------------------------------------------------------------------
         For the period ended January 31, 1996. Past performance is not predictive of future performance. The performance of the Investment
        Class Shares with load reflects the maximum sales charge of 4.5%.

                    STEPSTONE FUNDS -- BLUE CHIP GROWTH FUND

Investing in the U.S. equity markets during 1995 proved to be one of the most rewarding periods in more than 30 years. Not since 1958 when the S&P 500 increased by more than 40% has the index provided more than the 38.66% total return for the fiscal year ended January 31, 1996. The equity market rally was broad based with the NASDAQ Composite, Dow Jones and Standard & Poor's 500 indices providing the highest returns (+39.92% +33.45% and +34.1% price only), and the Russell 2000 and Value Line Indices achieving the lowest returns (+26.21 and +19.29% respectively). The environment for these spectacular results was created by a period of positive GDP growth, increasing corporate profits, low inflation and falling interest rates. In fact, yields on 10 to 30 year U.S. Treasury issues declined by 200 to 250 basis points during the year. Although our financial market outlook for 1995 called for the conditions described above even we were surprised by the magnitude of 1995's returns.

From an operating standpoint the companies owned by the Blue Chip Growth Fund continued to perform as one would expect high quality, growth stocks to perform (i.e., grow their revenues and earnings at superior rates). Earnings of companies held in the Fund as of year-end 1995 increased by an average of 39% compared with those of the S&P 500 which increased 21% and whose five year average is less than 5%. In part because of their operating consistency, market liquidity and the relative attractive value that their stocks represent in a period of declining interest rates, growth stocks provided the highest returns of any classification within the S&P 500. From an Economic Sector standpoint the market was led by Consumer Staples, Technology and Financial stocks, all of which were highly represented in the Blue Chip Growth Fund.

Our outlook for the economic/financial markets in 1996 remains optimistic. From a macro viewpoint we expect moderate-to-slow GDP growth, low inflation, modestly declining interest rates and an accommodative monetary policy. While these are the same conditions that existed during 1995 and which "sowed the seeds" for the year's spectacular returns we do not expect a repeat of 1995's market results this year. After five years of almost uninterrupted growth and valuations, which by some measures are at historically high levels, the stock market exhibits signs of fragility and investors should be somewhat more cautious. However, the positive environment of increasing liquidity, strong cash flows into financial instruments, an improved U.S. financial condition (improving budget deficit) and growing corporate profits leads us to the conclusion to expect positive market returns.

                 Comparison of Change in the Value of a $10,000
                     Investment in the Stepstone Blue Chip
                    Growth Fund, Institutional Class, versus
                          the S&P 500 Composite Index

                                 [Graph Omitted}

A line graph depicting the growth of a $10,000 investment in the Stepstone Blue Chip Growth Fund (Institutional) from February 28, 1994 through January 31, 1996, compared to the Standard & Poors 500 Composite Index.

Plot Points
                  Stepstone         S&P 500
2/28/94           10,000            10,000
Jan 95             9,890            10,331
Jan 96            13,544            14,325

--------------------------------------------------------------------------------
                           Average Annual Total Return
--------------------------------------------------------------------------------
                                                                Annualized
                                                 One Year       Inception
                                                  Return         to Date
--------------------------------------------------------------------------------
Blue Chip Growth Fund (Institutional)             36.95%         15.22%
--------------------------------------------------------------------------------

           For the period ended January 31, 1996. Past performance is not predictive of future performance.

                     STEPSTONE FUNDS -- EMERGING GROWTH FUND

The U. S. equity markets fared extremely well over the past twelve months as inflationary fears eased and the Federal Reserve cut rates three times. Lower interest rates, modest inflation plus strong corporate profits fueled the equity markets to record levels. For the year ending January 31, 1996, the Stepstone Emerging Growth Fund (Institutional Class) had a total return of 30.24%, while the benchmark Standard and Poor's Small Cap 600 returned 30.76%.

We will be changing our benchmark to the Standard and Poor's Small Cap 600 Index. The S&P 600 is a relatively new benchmark that is dynamically updated and more closely compares to the Emerging Growth Fund.

As we have discussed previously, falling interest rates positively impact small-cap growth issues as price earnings multiples expand in this environment. Since the average small-cap issue trades at a 25-50 percent premium to the broader market (the S&P 500 Composite Index) they tend to be more vulnerable to interest rates changes. We were quite aware of this factor and increased our equity exposure as interest rates fell.

On an operating basis our universe did exceptionally well as revenues rose at a double digit pace, margins generally improved and earnings increased.

For the year, most sectors exhibited positive returns. The largest gains were in the Healthcare and Interest Sensitive sector. The Healthcare sector was up over 57%. The Transportation sector exhibited the most disappointing performance falling 3%.

As we begin our third year, we remain quite bullish. First and most important, we believe that inflation and interest rates will remain low and overall economic growth will be slow and stable. Second, we expect investors to shift their focus from large cap stocks to small-cap stocks. As earnings growth of the S&P 500 companies slows, the faster growth of small-cap earnings and their attractive valuation levels should propel these issues further.

                 Comparison of Change in the Value of a $10,000
                Investment in the Stepstone Emerging Growth Fund,
               Institutional Class, versus the Frank Russell 2000
                  Growth Index, and the S&P 600 Small Cap Index

                                 [GRAPH OMITTED}

         A Line Graph Depicting The Growth Of A $10,000 Investment In The Stepstone Emerging Growth Fund (Institutional) From February 28, 1994 Through January 31, 1996, Compared To The Frank Russell 2000 Growth Index And The Standard & Poors 600 Small Cap Index.

PLOT POINTS
               STEPSTONE             FRANK RUSSELL          S&P 600
 2/28/94       10,000                10,000                 10,000
JAN 95          9,922                 9,353                  9,180
JAN 96         12,662                12,406                 12,128

                           AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
                                                                ANNUALIZED
                                              ONE YEAR          INCEPTION
                                               RETURN            TO DATE
--------------------------------------------------------------------------------
 EMERGING GROWTH FUND (INSTITUTIONAL)          30.24%            11.56%
--------------------------------------------------------------------------------

           For the period ended January 31, 1996. Past performance is not predictive of future performance.

                  STEPSTONE FUNDS -- INTERNATIONAL EQUITY FUND

Stepstone International Equity Fund closed out the year on an improved note, returning 5.91% in the January quarter, versus 7.44 % for the EAFE Index. The EAFE Index returned 16.40% for the full year ended January, while the International Fund returned 13.56% from inception, which was one day short of a full year. A substantial part of the underperformance was related to underweighted exposure in the Japanese market which performed particularly well.

The big surprise for the year was the strong recovery in the Japanese market. This results from a policy change which led to a significant weakening of the yen vs the dollar and a sharp reduction in interest rates. The official overnight interest rate (ODR) fell to 0.5%.

The fund's largest positions are held in Japan 33.1%, UK 15.2%, Germany 8.8%, France 9.0%, Switzerland 7.9%, and Netherlands 7.7%. Exposure to Southeast Asia is also maintained. Hong Kong represents 3.3% of the fund, with Singapore at 3.8%, and Malaysia at 3.1%. A modest 1.3% is held in Latin America. A brief review of the outlook for each follows.

JAPAN

A combination of generous monetary policy and expanding fiscal policy will boost the economy in 1996, however, the pace of recovery will be modest due to structural problems. Bank of Japan will keep short-term interest rates low in order to support the economy and fragile financial system. Earnings momentum is upward. The EPS growth for 1996 would be revised up if the yen/dollar goes down, as we forecast. Thanks to the restructuring efforts of corporations, double digit EPS growth is estimated, which should sustain investor interest. Thanks to the record low level of interest rates, equities look attractive in terms of valuation. The dividend yield is well above a rate of one year time deposit.

UNITED KINGDOM

With a benign interest rate background and satisfactory rate of inflation, the way ahead for the corporate sector seems encouraging for 1996. The recovery in the value of the U.S. dollar has been a positive factor for the market, and the Chancellor clearly anticipates his measures will stimulate a recovery in the fortunes of the beleaguered consumer, conspicuous by his lengthy absence from the engine of the economy. On a valuation basis, the Financial Times Stock Exchange Index has been trading at an all-time high. Strong cash flow, however, and a high level of takeover activity may take the market even higher. On a comparable evaluation, the bond yield ratio has now drifted back to the point where they yield 2.1 times the dividend ratio, lending clear support to equities. It may be appropriate, however, to temper enthusiasm with the reminder that the political outlook will hold increasing importance during 1996.

FRANCE

The current international perception of France doesn't tend to concentrate on matters relating to the Bourse; rather more attention is being accorded to the scenes of public unrest on the streets of Paris. This civil unrest comes about following the proposals made in the recent budget with regard to changes in the structure of domestic social security arrangements. The need for structural change is necessitated by the requirements of complying with the rigours of monetary union within Europe in 1997.

Following the strong rise in the French index during the first quarter of 1995, the market has suffered in investor perception and has been amongst the laggards over the second half. We anticipate the cyclical recovery will continue to assist corporate profits growth, although the outlook for the consumer remains uncomfortable. Confidence on the market remains fragile. Valuations levels on an absolute and relative basis appear attractive, but confidence and support are weak.

GERMANY

The outlook for the German market has been dictated over the course of the past few months by speculation relating to the future course of interest rates. Output figures, levels of consumer spending, and confidence factors have all pointed towards a sluggish economy and the anticipation of an easing in both the Lombard and official discount rate. Prospects for 1996 are encouraging in terms of sustainable levels of growth but forecasts now veer significantly towards modesty.

The multiple normally applied to German earnings has traditionally been at the upper end of European ranges, and this remains the case. Stock supply through rights issues and placings are expected to continue at a modest pace and the level of institutional cash flow remains reasonably healthy. The course of the German market remains at the whim of the Bundesbank and its interest rate policy; the prospects of a relatively stronger U.S. dollar will be greeted enthusiastically by German corporations and sentiment will be governed largely by this factor.

OTHER EUROPE

On an individual market basis, both Netherlands and Switzerland have performed well over the second half of 1995 as investor enthusiasm has overcome currency strength and sluggish domestic environments. On a valuation basis, these markets may well now be venturing into overbought territory, although individual sector and company ratings do not always appear excessive.

                 Comparison of Change in the Value of a $10,000
                    Investment in the Stepstone International
                  Equity Fund, Institutional Class, versus the
                         Morgan Stanley MSCI EAFE Index

                                 [Graph Omitted]

A line graph depicting the growth of a $10,000 investment in the Stepstone International Equity Fund (Institutional) from February 28, 1995 through January 31, 1996, compared to the Morgan Stanley MSCI EAFE Index.

Plot Points
                  Stepstone               Morgan Stanley
2/28/95           10,000                  10,000
Jan. 96           11,476                  11,640

                           Average Annual Total Return
--------------------------------------------------------------------------------
                                               Annualized      Cumulative
                                               Inception       Inception
                                                to Date         to Date
--------------------------------------------------------------------------------
International Equity Fund (Institutional)        13.60%         13.56%
--------------------------------------------------------------------------------

For the period ended January 31, 1996. Past performance is not predictive of future performance.

STATEMENT OF NET ASSETS                                         JANUARY 31, 1996
--------------------------------------------------------------------------------
STEPSTONE TREASURY MONEY MARKET FUND

                                                        FACE
                                                        AMOUNT            VALUE
                                                        (000)             (000)
                                                      --------------------------
U.S. TREASURY OBLIGATIONS (34.0%)
U.S. Treasury Bills
   5.480%, 02/01/96 ........................           $ 5,000           $ 5,000
   5.420%, 02/08/96 ........................             5,000             4,995
   5.290%, 02/29/96 ........................             5,000             4,979
   5.280%, 03/07/96 ........................             5,000             4,974
   5.300%, 04/04/96 ........................             5,000             4,954
   5.510%, 05/02/96 ........................            15,000            14,801
   5.220%, 05/16/96 ........................             5,000             4,924
   4.980%, 05/23/96 ........................            15,000            14,771
   4.990%, 06/20/96 ........................             5,000             4,903
   5.010%, 07/25/96 ........................             5,000             4,878
   5.330%, 08/22/96 ........................             5,000             4,850
   5.010%, 10/17/96 ........................             5,000             4,820
U.S. Treasury Notes
   7.875%, 02/15/96 ........................            16,435            16,450
   5.500%, 04/30/96 ........................             5,000             4,997
   5.880%, 05/31/96 ........................            10,000            10,009
   6.130%, 07/31/96 ........................            10,000            10,019
   6.500%, 09/30/96 ........................            10,000            10,052
   7.250%, 11/15/96 ........................             5,000             5,080

--------------------------------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $135,456,447) ...................................           135,456
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (69.9%)
SBC Capital Markets 5.88%, dated 01/31/96,
   matures 02/01/96, repurchase price
   $17,669,843 (collateralized by U.S.
   Treasury Bond, par value $12,910,000,
   10.375%, matures 11/15/12: market
   value $18,057,115).........................................            17,667
Deutsche Morgan Grenfell/C.J.
   Lawrence 5.88%, dated 01/31/96, matures
   02/01/96, repurchase price $91,268,889
   (collateralized by various U.S. Treasury
   Notes, total par value $89,014,000,
   5.125%-7.50%, 08/31/96-03/31/00: total
   market value $93,079,931)..................................            91,254


                                                                          VALUE
                                                                          (000)
                                                                        --------
Barclays De Zoete Wedd Securities
   5.88%, dated 01/31/96, matures, 02/01/96,
   repurchase price $15,015,956
   (collateralized by various U.S. Treasury
   STRIPS, total par value $33,926,000,
   02/15/98-08/15/09: total
   market value $15,313,823)..................................           $15,014
Morgan Stanley & Companies 5.88%, dated
   01/31/96, matures 02/01/96, repurchase
   price $15,065,513 (collateralized by U.S.
   Treasury Note, par value $14,990,000,
   5.50%, matures 09/30/97: market value
   $15,378,411)...............................................            15,063
UBS Securities,
   5.88%, dated 01/31/96, matures
   02/01/96, repurchase price
   $90,037,921 (collateralized by various
   U.S. Treasury Notes, total par
   value $89,029,000, 5.00%-9.125%,
   11/30/98-07/31/99: total
   market value $91,828,617)..................................            90,023
J P Morgan Securities 5.88%, dated 01/31/96,
   matures 02/01/96, repurchase price
   $15,020,641 (collateralized by various
   U.S. Treasury Investment Growth Receipts,
   total par value $1,684,375, 02/15/98-
   05/15/04: U.S. Treasury STRIPS, par value
   $31,280,000, matures 05/15/09: total
   market value $15,320,396)..................................            15,018
Merrill Lynch Government Securities 5.88%,
   dated 01/31/96, matures 02/01/96,
   repurchase price $16,264,495
   (collateralized by U.S. Treasury
   Non-callable STRIPS, par value $21,360,000,
   8.50%, matures 11/15/00: market
   value $16,587,321).........................................            16,262

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
TREASURY MONEY MARKET FUND (CONT'D)

                                                                          VALUE
                                                                          (000)
                                                                        --------
REPURCHASE AGREEMENTS (CONTINUED)
Nomura Securities International 5.88%,
   dated 01/31/96, matures 02/01/96,
   repurchase price $17,804,732
   (collateralized by various U.S.
   Treasury Notes, total par value
   $17,534,000, 4.75%-7.25%, 02/15/98-
   11/30/00: total market value
   $18,158,645)...............................................          $ 17,802

--------------------------------------------------------------------------------
     Total Repurchase Agreements
       (Cost $278,102,568)....................................           278,103
--------------------------------------------------------------------------------
     Total Investments (103.9%)
       (Cost $413,559,015)....................................           413,559
--------------------------------------------------------------------------------
Other Assets and Liabilities (-3.9%)..........................           (15,553)
--------------------------------------------------------------------------------


                                                                          VALUE
                                                                          (000)
                                                                        --------
Net Assets:
   Fund shares of Institutional Class (unlimited
     authorization--no par value) based on 182,267,812
     outstanding shares of beneficial interest................          $182,267
   Fund shares of Investment Class
     (unlimited authorization--no par
     value) based on 215,740,733
     outstanding shares of beneficial
     interest.................................................           215,741
   Accumulated Net Realized Loss
     on Investments...........................................                (2)
--------------------------------------------------------------------------------
Total Net Assets: (100.0%)....................................          $398,006
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS........................................             $1.00
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE--
   INVESTMENT CLASS ..........................................             $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

STRIPS--SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS                                         JANUARY 31, 1996
--------------------------------------------------------------------------------
STEPSTONE MONEY MARKET FUND

                                                             FACE
                                                             AMOUNT       VALUE
                                                             (000)        (000)
                                                          ----------------------
CERTIFICATES OF DEPOSIT -- YANKEE (14.5%)
Banque Nationale de Paris, New York
   5.820%, 02/14/96 ..................................     $ 20,000     $ 20,000
Bayerische Hypotheken Und Wechsel
   5.650%, 06/27/96 ..................................       10,000        9,995
Lloyds Bank PLC
   5.220%, 07/24/96 ..................................       30,000       30,000
Royal Bank of Canada, New York
   5.500%, 06/17/96 ..................................       25,000       25,000
Swiss Bank Corp, New York
   5.670%, 03/25/96 ..................................       25,000       24,998

--------------------------------------------------------------------------------
     Total Certificates of Deposit -- Yankee
       (Cost $109,982,237) ........................................      109,993
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- EURO (12.1%)
Abbey National Bank, London
   5.710%, 03/11/96 ..................................       32,000       31,999
Deutsche Bank AG, London
   5.730%, 02/20/96 ..................................       30,000       29,999
Toronto Dominion Bank
   5.430%, 04/09/96 ..................................       30,000       30,002

--------------------------------------------------------------------------------
     Total Certificates of Deposit -- Euro
       (Cost $91,996,869) .........................................       92,000
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT -- DOMESTIC (3.9%)
Wachovia Bank of Georgia, N.A
   5.420%, 02/27/96 ..................................       30,000       30,000

--------------------------------------------------------------------------------
     Total Certificates of Deposit -- Domestic
       (Cost $39,987,732) .........................................       30,000
--------------------------------------------------------------------------------
COMMERCIAL PAPER (41.8%)
AT&T
   5.640%, 02/22/96 ..................................       30,000       29,901
Ciesco
   5.650%, 02/08/96 ..................................       20,000       19,978
   5.390%, 03/18/96 ..................................       14,600       14,499
Commonwealth Bank of Australia
   5.250%, 04/12/96 ..................................       25,000       24,741
Ford Motor Credit
   5.650%, 02/05/96 ..................................       30,000       29,981
General Electric
   5.400%, 03/11/96 ..................................       15,985       15,891
Goldman Sachs
   5.650%, 02/01/96 ..................................       25,000       25,000
Merrill Lynch
   5.400%, 03/15/96 ..................................       30,000       29,807


                                                             FACE
                                                             AMOUNT       VALUE
                                                             (000)        (000)
                                                          ----------------------
Morgan Stanley Group
   5.700%, 02/12/96 ..............................       $ 30,000       $ 29,948
NationsBank
   5.670%, 02/02/96 ..............................         25,000         24,996
Societe Generale North America
   5.270%, 04/23/96 ..............................         30,000         29,640
Westpac Capital
   5.510%, 04/08/96 ..............................         25,000         24,744
WMX Technologies
   5.500%, 03/08/96 ..............................         20,000         19,890

--------------------------------------------------------------------------------
     Total Commercial Paper
       (Cost $319,016,402) ......................................        319,016
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (11.8%)
Bank of America, Illinois
   5.730%, 03/05/96 ..............................         10,000         10,000
   5.360%, 04/18/96 ..............................         20,000         20,000
Bank of Hawaii, Honolulu
   5.500%, 01/03/97 ..............................         10,000         10,004
Bear Stearns Floating Rate Note
   5.730%, 05/15/96 (A) ..........................         20,000         20,000
First of America Bank Michigan, N.A ..............
   6.450%, 06/04/96 ..............................         10,000         10,017
   5.600%, 02/23/96 ..............................         20,000         20,001

--------------------------------------------------------------------------------
     Total Corporate Obligations
       (Cost $80,048,171) .......................................         90,022
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (5.2%)
U.S. Treasury Notes
   5.500%, 04/30/96 ..............................         10,000          9,993
   5.880%, 05/31/96 ..............................          5,000          5,001
   4.380%, 08/15/96 ..............................         15,000         14,887
   6.500%, 09/30/96 ..............................         10,000         10,051

--------------------------------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $39,931,624) .......................................         39,932
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS (1.2%)
FNMA
   5.680%, 10/07/96 ..............................          9,200          9,209

--------------------------------------------------------------------------------
     Total U.S. Government Agency
       Mortgage-Backed Obligations
       (Cost $9,208,951) ........................................          9,209
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
MONEY MARKET FUND (CONT'D)

                                                                          VALUE
                                                                          (000)
                                                                        --------
REPURCHASE AGREEMENTS (9.5%)
Deutsche Morgan Grenfell/
   C.J. Lawrence,
   5.95%, dated 01/31/96, matures
   02/01/96, repurchase price
   $72,250,917 (collateralized by various
   FHLMC obligations total par value
   $180,156,295, 0.00%-7.50%,
   02/01/96-02/15/24: FNMA
   obligations total par value
   $41,435,979, 0.00%-7.48%,
   07/25/17-10/25/23: FHLB
   obligation, par value $2,000,000,
   8.10%, 03/25/96: U.S. Treasury
   Bond, par value $3,000,000,
   7.625%, 11/15/22: U.S. Treasury
   Notes total par value $13,097,000,
   7.25%-7.625%, 04/30/96-02/15/98:
   total market value $73,684,413................................       $ 72,239

--------------------------------------------------------------------------------
     Total Repurchase Agreements
       (Cost $72,238,978)........................................         72,239
--------------------------------------------------------------------------------
     Total Investments (100.0%)
       (Cost $762,410,964).......................................        762,411
--------------------------------------------------------------------------------
Other Assets and Liabilities (0.0%)..............................            277
--------------------------------------------------------------------------------


                                                                          VALUE
                                                                          (000)
                                                                        --------
NET ASSETS:
   Fund shares of Institutional Class (unlimited
     authorization--no par value) based on 504,073,683
     outstanding shares of beneficial interest...................       $504,073
   Fund shares of Investment Class
     (unlimited authorization--no
     par value) based on 259,783,048
     outstanding shares of beneficial
     interest....................................................        259,782
   Undistributed Net Investment Income...........................              1
   Accumulated Net Realized Loss
     on Investments..............................................         (1,168)
--------------------------------------------------------------------------------
Total Net Assets: (100.0%).......................................       $762,688
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS...........................................          $1.00
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE--
   INVESTMENT CLASS..............................................          $1.00
--------------------------------------------------------------------------------

(A) FLOATING RATE SECURITY--THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1996.
FHLB--FEDERAL HOME LOAN BANK
FHLMC--FEDERAL HOME LOAN MORTGAGE ASSOCIATION
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS                                         JANUARY 31, 1996
--------------------------------------------------------------------------------
STEPSTONE CALIFORNIA TAX-FREE MONEY MARKET FUND

                                                             FACE
                                                             AMOUNT       VALUE
                                                             (000)        (000)
                                                           ---------------------
CALIFORNIA MUNICIPAL BONDS (98.8%)
Alameda County, Multi-Family
   Housing, VRDN, RB (A) (B) (C)
   2.950%, 02/07/96 ..................................       $  900       $  900
California Department of Water
   Resources, Central Valley Project,
   Ser N, VRDN, RB, CGIC Insured
   (A) (B)
   3.100%, 02/07/96 ..................................        3,000        3,000
California Education Facilities,
   Carnegie, TECP
   3.100%, 05/03/96 ..................................        1,000        1,000
California Health Facilities Financing
   Authority, Kaiser Permanente,
   Ser A, RB (A) (B)
   6.500%, 10/01/96 ..................................          500          510
California Health Facilities Financing
   Authority, Catholic Health Care,
   Ser A, VRDN, RB, MBIA Insured
   (A) (B)
   2.850%, 02/07/96 ..................................        1,000        1,000
California Health Facilities Financing
   Authority, Ser B, VRDN, RB, FGIC
   Insured (A) (B)
   2.900%, 02/07/96 ..................................          500          500
California Health Facilities Financing
   Authority, Santa Barbara, VRDN,
   RB (A) (B) (C)
   2.800%, 02/07/96 ..................................        2,900        2,900
California Health Facilities Financing
   Authority, Sutter Community
   Hospital, Ser A, VRDN, RB (A) (B)
   3.300%, 02/07/96 ..................................          400          400
California Health Facilities Financing
   Authority, Adventist Health Systems,
   VRDN, RB (A) (B) (C)
   2.800%, 02/07/96 ..................................        1,500        1,500
California Health Facilities Financing
   Authority, Children's Hospital,
   VRDN, RB, MBIA Insured
   2.900%, 02/07/96 ..................................          900          900


                                                             FACE
                                                             AMOUNT       VALUE
                                                             (000)        (000)
                                                           ---------------------
California Health Facilities Financing
   Authority, Memorial Health
   Services, VRDN, RB (A) (B)
   2.800%, 02/07/96 ..................................        $5,040      $5,040
California Health Facilities Financing
   Authority, Kaiser Permanente,
   Ser A, VRDN, RB (A) (B)
   2.800%, 02/07/96 ..................................         5,000       5,000
California Health Facilities Financing
   Authority, St. Joseph's Hospital,
   VRDN, RB (A) (B)
   3.250%, 02/07/96 ..................................           600         600
California Pollution Control Finance
   Authority, Pac-88c, TECP
   3.350%, 02/07/96 ..................................         1,000       1,000
California Pollution Control Finance
   Authority, TECP (C)
   3.150%, 05/10/96 ..................................         1,000       1,000
California Pollution Control Finance
   Authority, Minnesota Mining &
   Manufacturing Project, VRDN,
   RB (A) (B)
   3.050%, 11/01/96 ..................................           400         400
California Pollution Control Finance
   Authority, Shell Oil, Ser A, VRDN,
   RB (A) (B)
   3.250%, 02/07/96 ..................................         2,400       2,400
California Pollution Control Finance
   Authority, Shell Oil, VRDN,
   RB (A) (B)
   3.250%, 02/07/96 ..................................         1,400       1,400
California Pollution Control Finance
   Authority, Southern California
   Edison, Ser A, VRDN, RB (A) (B)
   3.700%, 02/07/96 ..................................         1,600       1,600
California Pollution Control Finance
   Authority, Southern California
   Edison, Ser D, VRDN, RB (A) (B)
   3.700%, 02/07/96 ..................................           400         400
California Pollution Control Finance
   Authority, Southern California
   Edison, Ser B, VRDN, RB (A) (B)
   3.700%, 02/07/96 ..................................           600         600

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND (CONT'D)

                                                             FACE
                                                             AMOUNT       VALUE
                                                             (000)        (000)
                                                           ---------------------
CALIFORNIA MUNICIPAL BONDS (CONTINUED)
California Pollution Control Finance
   Authority, Southern California
   Edison, Ser C, VRDN, RB (A) (B)
   3.700%, 02/07/96 ................................        $3,200        $3,200
California Pollution Control Finance
   Authority, Shell Oil, Ser A, VRDN,
   RB, MBIA Insured (A) (B)
   3.250%, 02/07/96 ................................           200           200
California Pollution Control Finance
   Authority, Exxon Project, VRDN,
   RB (A) (B) (C)
   3.500%, 02/07/96 ................................         5,000         5,000
California Revenue Anticipation
   Warrants, FGIC Insured
   5.750%, 04/25/96 ................................           470           472
California Statewide Community
   Development Authority, St. Joseph
   Health System, VRDN, RB (A) (B)
   2.800%, 02/07/96 ................................         1,600         1,600
   3.200%, 02/07/96 ................................         3,700         3,700
California Statewide Community
   Development Authority, Sutter
   Health Group, VRDN, RB,
   AMBAC Insured
   3.300%, 02/07/96 ................................         1,100         1,100
City of San Diego Multi-Family
   Housing, University Apartments,
   VRDN, RB (A) (B)
   2.950%, 02/07/96 ................................         1,500         1,500
Contra Costa Transportation Authority,
   Sales Tax Revenue, Ser A, VRDN,
   RB, FGIC Insured (A) (B)
   2.900%, 02/07/96 ................................         3,500         3,500
County of San Diego
   Teeter Obligation, TECP (C)
   3.300%, 04/04/96 ................................         1,000         1,000
Del Mar Race Track Authority
   TECP (C)
   3.650%, 02/22/96 ................................         1,000         1,000
Eastern Municipal Water District,
   COP, Ser B, VRDN, RB, FGIC
   Insured (A) (B)
   2.900%, 02/07/96 ................................           100           100


                                                             FACE
                                                             AMOUNT       VALUE
                                                             (000)        (000)
                                                           ---------------------
Escondido Unified School District,
   Ser A, GO, FGIC Insured
   3.400%, 09/01/96 ..............................         $1,000         $1,000
Golden Empire School Finance
   Authority, Kern High School,
   VRDN, RB (A) (B) (C)
   2.950%, 02/07/96 ..............................            600            600
Healdsburg Community
   Redevelopment Agency, VRDN,
   RB (A) (B) (C)
   3.500%, 02/07/96 ..............................          3,760          3,760
Huntington Park Redevelopment
   Agency, VRDN, RB (A) (B) (C)
   3.550%, 02/07/96 ..............................          1,170          1,170
Irvine Ranch Water District,
   VRDN, GO (A) (B) (C)
   4.150%, 02/07/96 ..............................          2,700          2,700
Irvine Ranch Water District,
   Capital Improvement Project,
   COP, VRDN, RB (A) (B)
   3.800%, 02/07/96 ..............................            500            500
Long Beach Harbor Revenue, RB
   6.500%, 05/15/96 ..............................          1,200          1,209
Los Angeles County Transportation
   Commission, Sales Tax Revenue,
   RB, Pre-Refunded 07/01/96 @ 102
   7.600%, 07/01/06 ..............................          1,355          1,403
Los Angeles Metro Transportation
   Authority, TECP (C)
   3.150%, 02/01/96 ..............................          2,000          2,000
Los Angeles Waste Water, TECP (C)
   3.650%, 02/16/96 ..............................          3,000          3,000
Los Angeles Department of
   Water & Power, TECP
   3.650%, 02/08/96 ..............................          3,000          3,000
Modesto, COP, High School & City
   School District, VRDN, RB
   (A) (B) (C)
   3.050%, 02/07/96 ..............................          1,400          1,400
Riverside County Transportation
   Commission, TECP (C)
   3.900%, 02/08/96 ..............................          1,000          1,000

STEPSTONE FUNDS(R)                                              JANUARY 31, 1996
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND (CONT'D)

                                                             FACE
                                                             AMOUNT       VALUE
                                                             (000)        (000)
                                                           ---------------------
CALIFORNIA MUNICIPAL BONDS (CONTINUED)
Sacramento County Multi-Family
   Housing, VRDN, RB (A) (B) (C)
   3.400%, 02/07/96 ................................        $2,800        $2,800
San Bernadino Transportation
   Authority, Sales Tax Revenue,
   VRDN, RB (A) (B) (C)
   3.150%, 02/07/96 ................................         3,500         3,500
San Bernadino County Housing
   Authority, Victoria Terrace,
   Project A, VRDN, RB (A) (B) (C)
   3.000%, 02/07/96 ................................         5,000         5,000
San Bernardino Multi-Family Housing,
   Western #3 Project,
   VRDN, RB (A) (B) (C)
   3.000%, 02/07/96 ................................         2,500         2,500
San Bernardino Multi-Family Housing,
   Western #4 Project,
   VRDN, RB (A) (B) (C)
   3.000%, 02/07/96 ................................         2,500         2,500
San Diego Transportation Authority,
   TECP (C)
   3.250%, 02/07/96 ................................         2,500         2,500
   3.050%, 03/06/96 ................................         1,600         1,600
San Diego Water Authority, TECP
   3.200%, 04/12/96 ................................         1,000         1,000
San Jose Unified School District,
   County of Santa Clara, TRAN
   4.750%, 09/19/96 ................................         2,000         2,008
San Mateo, TRAN
   4.500%, 07/01/96 ................................         2,000         2,004
Santa Clara Transport Authority,
   VRDN, RB (A) (B) (C)
   3.650%, 02/07/96 ................................         1,000         1,000
Santa Clara Water District, RB,
   Pre-Refunded 06/01/96 @ 100
   5.750%, 06/01/96 ................................         1,400         1,410
Santa Cruz County, TRAN
   4.500%, 07/11/96 ................................         2,000         2,004

                                                         FACE
                                                         AMOUNT          VALUE
                                                         (000)           (000)
                                                      --------------------------
Solano County, TRAN
   4.500%, 11/01/96 ...........................          $2,500           $2,512
Southern California Metro Water,
   TECP (C)
   3.650%, 02/22/96 ...........................           1,000            1,000
Tracy Sycamore Multi-Family Housing,
   VRDN, RB (A) (B) (C)
   3.200%, 02/07/96 ...........................           2,300            2,300
Tri City Hospital District, Imperial
   Municipal Services Group, RB,
   Pre-Refunded 02/01/96 @ 100
   9.875%, 02/01/09 ...........................           1,900            1,900
Vallejo Housing Authority, Multi-
   Family Revenue, VRDN, RB,
   FNMA Insured (A) (B)
   2.950%, 02/07/96 ...........................             900              900
Vallejo Housing Authority, Multi-
   Family Revenue, VRDN, RB
   (A) (B) (C)
   3.200%, 02/07/96 ...........................           5,000            5,000
West Covina Redevelopment Agency,
   Lakes Public Parking Project,
   VRDN, RB (A) (B) (C)
   3.650%, 02/07/96 ...........................           2,025            2,025
--------------------------------------------------------------------------------
     Total California Municipal Bonds
       (Cost $122,626,892) ....................................          122,627
--------------------------------------------------------------------------------
CASH EQUIVALENT (2.2%)
SEI California Tax Free Money
   Market Portfolio (A)
    3.180%.....................................................            2,713
--------------------------------------------------------------------------------
     Total Cash Equivalent
       (Cost $2,712,612) ......................................            2,713
--------------------------------------------------------------------------------
     Total Investments (101.0%)
       (Cost $125,339,504) ....................................          125,340
--------------------------------------------------------------------------------
Other Assets and Liabilities (-1.0%) ..........................           (1,240)
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND (CONT'D)

                                                                         VALUE
                                                                         (000)
                                                                       ---------
NET ASSETS:

   Fund shares of Institutional Class (unlimited authorization--
     no par value) based on 42,920,481 outstanding shares of
     beneficial interest ........................................       $ 42,920
   Fund shares of Investment Class unlimited authorization--no par value) based on 81,181,155 outstanding shares of
     beneficial interest ........................................         81,182
   Accumulated Net Realized
     Loss on Investments ........................................             (2)

--------------------------------------------------------------------------------
Total Net Assets: (100.0%) ......................................       $124,100
--------------------------------------------------------------------------------

                                                                         VALUE
                                                                         (000)
                                                                       ---------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS ..........................................          $1.00
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE--
   INVESTMENT CLASS .............................................          $1.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(A) FLOATING RATE SECURITY--THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1996.
(B) PUT AND DEMAND FEATURE--THE DATE REPORTED IS THE LESSER OF THE MATURITY OR THE PUT DATE.
(C) SECURITIES ARE HELD IN CONJUNCTION WITH A LETTER OF CREDIT BY A MAJOR COMMERCIAL BANK OR FINANCIAL INSTITUTION.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
COP--CERTIFICATE OF PARTICIPATION
CGIC--CALIFORNIA GUARANTY INSURANCE COMPANY
FGIC--FINANCIAL GUARANTY INSURANCE COMPANY
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INVESTORS ASSURANCE
RB--REVENUE BOND
SER--SERIES
TECP--TAX EXEMPT COMMERCIAL PAPER
TRAN--TAX AND REVENUE ANTICIPATION NOTE
VRDN--VARIABLE RATE DEMAND NOTE

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS                                         JANUARY 31, 1996
--------------------------------------------------------------------------------
STEPSTONE INTERMEDIATE-TERM BOND FUND

                                                           FACE           MARKET
                                                           AMOUNT         VALUE
                                                           (000)          (000)
                                                        ------------------------
CORPORATE OBLIGATIONS (38.2%)
American Telephone & Telegraph
   7.500%, 06/01/06 ............................         $ 3,000         $ 3,330
Arkansas Electric Cooperative
   7.330%, 06/30/08 ............................           2,492           2,701
Avco Financial Services
   7.375%, 08/15/01 ............................           3,500           3,745
Bankers Trust, NY
   7.250%, 01/15/03 ............................           3,500           3,679
   7.500%, 11/15/15 ............................           1,500           1,552
Banponce
   6.750%, 12/15/05 ............................           2,000           2,022
Ford Motor Credit
   8.200%, 02/15/02 ............................           4,000           4,450
Province of British Columbia
   6.500%, 01/15/26 ............................           5,000           4,956
Province of Manitoba
   6.125%, 01/19/04 ............................           3,000           3,015
Province of Ontario
   7.380%, 01/27/03 ............................           4,000           4,315
Pacific Gas & Electric
   8.750%, 01/01/01 ............................             780             872
   6.250%, 08/01/03 ............................           2,000           2,010
Panhandle Eastern
   7.880%, 08/15/04 ............................           3,000           3,308
Pepsico
   5.880%, 06/01/00 ............................           3,500           3,531
Ralston Purina
   7.750%, 10/01/15 ............................           1,000           1,072
Salomon Brothers
   7.750%, 05/15/00 ............................           2,000           2,100
Southern California Edison First
   Mortgage
   5.630%, 10/01/02 ............................           4,000           3,915
Union Electric
   6.880%, 08/01/04 ............................           2,500           2,647

--------------------------------------------------------------------------------
     Total Corporate Obligations
       (Cost $50,713,720) ......................................          53,220
--------------------------------------------------------------------------------

                                                             FACE         MARKET
                                                             AMOUNT       VALUE
                                                             (000)        (000)
                                                           ---------------------
U.S. TREASURY OBLIGATIONS (42.0%)
United States Treasury Bonds
   7.130%, 02/15/23 ..............................        $ 3,900        $ 4,418
   6.880%, 08/15/25 ..............................          2,500          2,788
United States Treasury Notes
   6.380%, 07/15/99 ..............................          1,000          1,039
   6.250%, 05/31/00 ..............................          7,000          7,274
   6.130%, 07/31/00 ..............................         13,100         13,556
   6.130%, 09/30/00 ..............................          9,000          9,319
   5.880%, 02/15/04 ..............................         12,000         12,258
   7.250%, 08/15/04 ..............................          3,500          3,893
   6.250%, 08/15/23 ..............................          4,000          4,072
--------------------------------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $56,820,022) .......................................         58,617
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES (5.8%)
American Express Master Trust
   7.150%, 08/15/99 ..............................          4,000          4,181
Bridgestone Firestone Master Trust
   6.250%, 12/01/99 ..............................          1,000          1,001
J.C. Penney Master Credit Card Trust
   9.630%, 06/15/00 ..............................          2,500          2,877
--------------------------------------------------------------------------------
     Total Asset Backed Securities
       (Cost $7,538,833) ........................................          8,059
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (12.6%)
Deutsche Morgan Grenfell/
   C.J. Lawrence,
   5.95%, dated 01/31/96, matures
   02/01/96, repurchase price
   $17,548,455 (collateralized by U.S.
   Treasury Notes, total par value
   $17,129,000, 5.875%--8.00%,
   10/15/96--06/30/00: total market
   value $17,897,140) ...........................................         17,546
--------------------------------------------------------------------------------
     Total Repurchase Agreements
       (Cost $17,545,555) .......................................         17,546
--------------------------------------------------------------------------------
     Total Investments (98.6%)
       (Cost $132,618,130) ......................................        137,442
--------------------------------------------------------------------------------
Other Assets and Liabilities (1.4%) .............................          1,917
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
INTERMEDIATE-TERM BOND FUND (CONT'D)

                                                                        MARKET
                                                                         VALUE
                                                                         (000)
                                                                       ---------
NET ASSETS:
   Fund shares of Institutional Class (unlimited authorization--
     no par value) based on 12,516,925 outstanding shares of
     beneficial interest ........................................       $129,017
   Fund shares of Investment Class (unlimited authorization--no par value) based on 604,695 outstanding shares of beneficial
     interest ...................................................          6,793
   Undistributed Net Investment Income ..........................            137
   Accumulated Net Realized Loss on Investments .................         (1,412)
   Net Unrealized Appreciation on Investments ...................          4,824
--------------------------------------------------------------------------------
Total Net Assets: (100.0%) ......................................       $139,359
--------------------------------------------------------------------------------

                                                                        MARKET
                                                                         VALUE
                                                                         (000)
                                                                       ---------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS ...........................................        $10.62
--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE--INVESTMENT CLASS..        $10.61
--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE--INVESTMENT CLASS ($10.61/97%)...        $10.94
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS                                         JANUARY 31, 1996
--------------------------------------------------------------------------------
STEPSTONE LIMITED MATURITY GOVERNMENT FUND

                                                             FACE         MARKET
                                                             AMOUNT       VALUE
                                                             (000)        (000)
                                                           ---------------------
U.S. Government Agency Obligations (27.9%)
FFCB
   6.640%, 05/18/96 (A) ............................       $ 1,750       $ 1,756
FHLB
   5.420%, 11/20/96 ................................           600           601
   8.260%, 12/31/96 (A) ............................         2,000         2,043
   6.180%, 11/20/97 (A) ............................         1,400         1,420
   5.625%, 12/15/00 ................................           750           755
FHLMC
   6.210%, 05/13/96 ................................         2,500         2,507
   5.570%, 08/20/97 ................................         1,000         1,007

--------------------------------------------------------------------------------
     Total U.S. Government Agency
       Obligations (Cost $10,003,111) ............................        10,089
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (19.5%)
United States Treasury Bond
   5.500%, 12/31/00 ................................           900           909
United States Treasury Notes
   5.880%, 05/31/96 ................................         1,000         1,002
   4.380%, 08/15/96 ................................         1,000           996
   5.880%, 08/15/98 ................................         1,000         1,020
   7.130%, 09/30/99 ................................         1,000         1,065
   6.130%, 07/31/00 ................................         2,000         2,070

--------------------------------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $6,876,047) .........................................         7,062
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS (40.7%)
FHLMC, Gold 5 Year Balloon Program
   6.000%, 03/01/98 ................................         1,273         1,284
   6.000%, 04/01/99 ................................           863           871
   7.500%, 10/01/99 ................................         2,137         2,215
   8.000%, 01/01/00 ................................         1,611         1,670
   8.000%, 03/01/00 ................................         1,743         1,808
GNMA
   8.500%, 12/15/01 ................................            40            43
   8.000%, 04/15/02 ................................           537           563
   8.000%, 05/15/02 ................................           100           105
   8.000%, 07/15/02 ................................           487           510
   7.500%, 06/15/07 ................................            95            99
   7.500%, 05/15/08 ................................           185           192
   7.500%, 06/15/08 ................................           161           167
   7.500%, 02/15/09 ................................           192           199

                                                             FACE         MARKET
                                                             AMOUNT       VALUE
                                                             (000)        (000)
                                                           ---------------------
   7.500%, 03/15/09 ..............................        $   585        $   607
   7.500%, 06/15/09 ..............................            682            707
   8.500%, 07/15/09 ..............................            118            125
   7.500%, 10/15/09 ..............................            234            244
   8.000%, 11/15/09 ..............................            346            363
   7.500%, 01/15/10 ..............................            675            700
   8.500%, 03/15/10 ..............................            778            819
   8.000%, 04/15/10 ..............................            601            630
   7.500%, 07/15/10 ..............................            767            796

--------------------------------------------------------------------------------
     Total U.S. Government Agency
       Mortgage-Backed Obligations
       (Cost $14,437,452) .......................................         14,717
--------------------------------------------------------------------------------
BANKERS ACCEPTANCE (3.8%)
Chemical Bank, New York
   5.640%, 02/29/96 ..............................          1,106          1,102
NationsBank N.A
   5.730%, 04/02/96 ..............................            142            141
   5.730%, 04/08/96 ..............................            111            111

--------------------------------------------------------------------------------
     Total Bankers Acceptance
       (Cost $1,353,588) ........................................          1,354
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT (2.9%)
Northern Trust, Chicago
   9.010%, 02/03/97 ..............................          1,000          1,036

--------------------------------------------------------------------------------
     Total Certificates of Deposit
       (Cost $1,033,382) ........................................          1,036
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (4.5%)
Morgan Stanley & Company, Incorporated
   5.82% dated 01/31/96, matures 02/01/96,
   repurchase price $1,633,142 (collateralized
   by FNMA, par value $1,650,000, 6.68%, matures
   01/01/11: total market value $1,673,882) .....................          1,633
--------------------------------------------------------------------------------
     Total Repurchase Agreement
       (Cost $1,632,877) ........................................          1,633
--------------------------------------------------------------------------------
     Total Investments (99.3%)
       (Cost $35,336,457) .......................................         35,891
--------------------------------------------------------------------------------
Other Assets and Liabilities (0.7%) .............................            255
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
LIMITED MATURITY GOVERNMENT FUND (CONT'D)

                                                                        MARKET
                                                                         VALUE
                                                                         (000)
                                                                       ---------
NET ASSETS:
   Fund shares of Institutional Class (unlimited authorization --
     no par value) based on 3,661,323 outstanding shares of
     beneficial interest ........................................        $36,625
   Fund shares of Investment Class (unlimited authorization - no par value) based on 64,695 outstanding shares of beneficial
     interest  ..................................................            739
   Overdistributed Net Investment Income ........................             (6)
   Accumulated Net Realized Loss on Investments .................         (1,767)
   Net Unrealized Appreciation on Investments ...................            555
--------------------------------------------------------------------------------
Total Net Assets: (100.0%) ......................................        $36,146
--------------------------------------------------------------------------------

                                                                        MARKET
                                                                         VALUE
                                                                         (000)
                                                                       ---------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS ..........................................          $9.70
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE--
   INVESTMENT CLASS .............................................          $9.71
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(A) THE DATES REPORTED ARE THE LESSER OF THE MATURITY DATE OR THE CALL DATE.

FFCB-FEDERAL FARM CREDIT BANK
FHLB-FEDERAL HOME LOAN BANK
FHLMC-FEDERAL HOME LOAN MORTGAGE CORPORATION
GNMA-GOVERNMENT NATIONAL MORTGAGE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS                                         JANUARY 31, 1996
--------------------------------------------------------------------------------
STEPSTONE CALIFORNIA TAX-FREE BOND FUND

                                                                FACE      MARKET
                                                                AMOUNT    VALUE
                                                                (000)     (000)
                                                               -----------------
CALIFORNIA MUNICIPAL BONDS (94.4%)
Alameda County, Santa Rita Jail
   Project, COP, MBIA Insured
   5.250%, 12/01/04 ......................................       $500       $524
Anaheim Public Financing Authority,
   Electric Utililty Projects, RB, Callable
   04/01/05 @ 100, MBIA Insured
   5.500%, 10/01/10 ......................................        250        254
Antioch Public Finance Authority,
   Police Facilities Project, Lease RB,
   MBIA Insured
   4.550%, 01/01/03 ......................................        500        502
Berkeley Unified School District,
   GO, Ser D
   8.250%, 08/01/05 ......................................        345        437
California Educational Faciltities,
   Pepperdine University, RB,
   Callable 01/15/97 @ 102
   6.750%, 01/15/06 ......................................        500        522
California State, GO
   4.200%, 09/01/02 ......................................        250        243
Contra Costa Transportation
   Authority, Sales Tax RB, SER A,
   Escrowed to Maturity
   6.300%, 03/01/00 ......................................        250        270
Cupertino, COP, Callable
   01/01/03 @ 102
   5.500%, 01/01/05 ......................................        500        515
Gilroy Unified School District, COP,
   Measure J Capital Projects
   5.750%, 09/01/05 ......................................        235        251
Los Angeles Department of Airports,
   RB, SER B, FGIC Insured
   6.500%, 05/15/04 ......................................        500        568
Los Angeles, GO, Callable
   09/01/03 @ 101
   5.400%, 09/01/06 ......................................        300        314

                                                             FACE         MARKET
                                                             AMOUNT       VALUE
                                                             (000)        (000)
                                                           ---------------------
Los Angeles, Wastewater System RB,
   SER B, Callable 06/01/03 @ 102,
   MBIA Insured
   5.400%, 06/01/08 ..................................         $300         $309
Moulton-Niguel Water District, COP,
   Callable 09/01/03 @ 102,
   AMBAC Insured
   4.750%, 09/01/04 ..................................          300          303
M-S-R Public Power Agency, San Juan
   Project, RB, SER F, Callable
   07/01/03 @ 102, Callable
   07/01/05 @ 100
   6.000%, 07/01/08 ..................................          230          248
Sacramento Municipal Utility
   District, Electric Revenue,
   SER C, FGIC Insured
   5.750%, 11/15/08 ..................................          550          580
San Diego County Water Authority,
   COP, SER A, Callable 05/01/03
   @ 100, Callable 05/01/01 @ 102
   6.250%, 05/01/04 ..................................          480          528
San Francisco City & County, GO,
   Utility Public Safety Improvement
   Project, SER F, FGIC Insured
   6.500%, 06/15/08 ..................................          350          380
San Francisco Building Authority,
   Department General Services,
   Lease RB, SER A
   4.500%, 10/01/00 ..................................          300          300
Santa Clara, COP, AMBAC Insured
   6.000%, 05/15/12 ..................................          400          419
Santa Cruz County,  Public Facilities
   Financing Authority, Tax Allocation,
   Callable 09/01/03 @ 102, MBIA
   Insured
   5.100%, 09/01/05 ..................................          500          519

--------------------------------------------------------------------------------
     Total California Municipal Bonds
       (Cost $7,773,603) ..........................................        7,986
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
CALIFORNIA TAX-FREE BOND FUND (CONT'D)

                                                                         MARKET
                                                                          VALUE
                                                                          (000)
                                                                        --------
CASH EQUIVALENT (3.4%)
Provident California Tax Free
   Money Market (A)
   2.990%, 02/07/96 ..........................................          $   147
SEI California Tax Free Money
   Market Portfolio (A)
   3.180%, 02/07/96 ..........................................              145

-------------------------------------------------------------------------------
     Total Cash Equivalent
       (Cost $292,366) .......................................              292
-------------------------------------------------------------------------------
     Total Investments (97.8%)
       (Cost $8,065,969) .....................................            8,278
-------------------------------------------------------------------------------
Other Assets and Liabilities (2.2%) ..........................              184
-------------------------------------------------------------------------------
NET ASSETS:

   FUND SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION--NO PAR
     VALUE) BASED ON 425,808 OUTSTANDING
     SHARES OF BENEFICIAL INTEREST ...........................            5,235
   Fund shares of Investment Class
     (unlimited authorization--no par
     value) based on 433,486 outstanding
     shares of beneficial interest ...........................            4,310
   Undistributed Net Investment Income .......................               13
   Accumulated Net Realized
     Loss on Investments .....................................           (1,308)
   Net Unrealized Appreciation
     on Investments ..........................................              212

-------------------------------------------------------------------------------
Total Net Assets: (100.0%) ...................................          $ 8,462
-------------------------------------------------------------------------------

                                                                        MARKET
                                                                         VALUE
                                                                         (000)
                                                                       --------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS ........................................        $    9.85
--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE--INVESTMENT CLASS ..........................        $    9.84
--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE--
   INVESTMENT CLASS ($9.84/97%) ...............................        $   10.14
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(A) FLOATING RATE SECURITY-THE RATE REFLECTED ON THE STATEMENT OF NET ASSETS IS THE RATE IN EFFECT ON JANUARY 31, 1996.
AMBAC--AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
COP--CERTIFICATES OF PARTICIPATION
FGIC--FINANCIAL GUARANTY INSURANCE CORPORATION
GO--GENERAL OBLIGATION
MBIA--MUNICIPAL BOND INVESTORS ASSURANCE
RB--REVENUE BOND
SER--SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS                                         JANUARY 31, 1996
--------------------------------------------------------------------------------
STEPSTONE CONVERTIBLE SECURITIES FUND

                                                           FACE           MARKET
                                                           AMOUNT         VALUE
                                                           (000)          (000)
                                                         -----------------------
CONVERTIBLE BONDS (61.9%)
AMR
   6.130%, 11/01/24 ............................          $  300          $  309
Airborne Freight
   6.750%, 08/15/01 ............................             150             152
Alza
   0.000%, 07/14/14 ............................             700             304
Automatic Data Processing
   0.000%, 02/20/12 ............................             500             263
Bay Networks (144A)
   5.250%, 05/15/03 ............................             175             198
Boston Chicken
   0.000%, 06/01/15 ............................           1,200             358
Browning Ferris Industries
   6.250%, 08/15/12 ............................             200             201
Chiron
   5.250%, 05/21/02 ............................             225             235
Chubb Capital
   6.000%, 05/15/98 ............................             200             238
Columbia HCA Healthcare
   6.750%, 10/01/06 ............................             150             151
Comcast
   1.130%, 04/15/07 ............................             425             218
Conner Peripherals
   6.750%, 03/01/01 ............................             300             315
Consolidated Natural Gas
   7.250%, 12/15/15 ............................             250             260
Cooper Industries
   7.050%, 01/01/15 ............................             113             117
Federated Department Stores
   5.000%, 10/01/03 ............................             400             398
Fifth Third Bank
   4.250%, 01/15/98 ............................             250             282
First Data
   5.000%, 12/15/99 ............................             240             408
General Instruments
   5.000%, 06/15/00 ............................             225             246
Horace Mann Educators
   6.500%, 12/01/99 ............................             250             256
Inco Limited
   7.750%, 03/15/16 ............................             150             160
Integrated Health Services
   5.750%, 01/01/01 ............................             300             301
Legg Mason
   5.250%, 05/01/03 ............................             100             119


                                                           FACE           MARKET
                                                           AMOUNT         VALUE
                                                           (000)          (000)
                                                        ------------------------
Liberty Property Trust
   8.000%, 07/01/01 ............................         $   300         $   330
Lowe's
   3.000%, 07/22/03 ............................             150             184
Magna International
   5.000%, 10/15/02 ............................             250             250
Motorola
   0.000%, 09/27/13 ............................             475             354
Noble Affiliates
   4.250%, 11/01/03 ............................             175             175
Olsten
   4.880%, 05/15/03 ............................             250             296
Seagate Technology
   6.750%, 05/01/12 ............................             150             209
Softkey International (144A)
   5.500%, 11/01/00 ............................             325             231
Sports and Recreation
   4.250%, 11/01/00 ............................             200             119
Staples
   4.500%, 10/01/00 ............................             325             327
Texas Instrument
   2.750%, 09/29/02 ............................             100             115
3Com (144A)
   10.250%, 11/01/01 ...........................             200             314
Thermo Electron (144A)
   4.250%, 01/01/03 ............................             375             430
Time Warner
   0.000%, 06/22/13 ............................             500             208
   8.750%, 01/10/15 ............................              82              85
U.S. Cellular
   0.000%, 06/15/15 ............................             675             242
U.S. Filter (144A)
   6.000%, 09/15/05 ............................             250             284
WMX Technologies
   2.000%, 01/24/05 ............................             300             263
Whirlpool
   0.000%, 05/14/11 ............................             500             197
Worldcom
   5.000%, 08/15/03 ............................             200             214
--------------------------------------------------------------------------------
     Total Convertible Bonds
       (Cost $9,722,218) .......................................          10,316
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                             SHARES       (000)
                                                           ---------------------
COMMON STOCKS (12.9%)
AUTOMOTIVE (6.2%)
Chrysler .........................................         12,778         $  738
Ford Motor .......................................          9,796            290
--------------------------------------------------------------------------------
                                                                           1,028
--------------------------------------------------------------------------------
BANKS (1.5%)
Barnett Banks of Florida .........................          4,430            259
--------------------------------------------------------------------------------
                                                                             259
--------------------------------------------------------------------------------
Communications Equipment (1.3%)
Motorola .........................................          4,000            215
--------------------------------------------------------------------------------
                                                                             215
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (1.4%)
ConAgra ..........................................          5,343            245
--------------------------------------------------------------------------------
                                                                             245
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS (0.9%)
International Paper ..............................          3,000            145
--------------------------------------------------------------------------------
                                                                             145
--------------------------------------------------------------------------------
RAILROADS (1.6%)
Burlington Northern Santa Fe .....................          3,191            261
--------------------------------------------------------------------------------
                                                                             261
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Total Common Stocks
       (Cost $2,007,587) ........................................          2,153
--------------------------------------------------------------------------------
PREFERRED STOCKS (17.6%)
COMPUTER SOFTWARE/SERVICES (4.7%)
General Motors Electronics
   $3.25, Cl E ...................................         10,100            789
--------------------------------------------------------------------------------
                                                                             789
--------------------------------------------------------------------------------
BANKS (3.6%)
Banc One $3.50, Ser C ............................          3,000            198
Citicorp  $5.375, Ser B ..........................          2,000            403
--------------------------------------------------------------------------------
                                                                             601
--------------------------------------------------------------------------------
COMMERCIAL SERVICES (1.3%)
SCI Finance LLC 3.125% ...........................          3,000            228
--------------------------------------------------------------------------------
                                                                             228
--------------------------------------------------------------------------------
FINANCIAL SERVICES (2.6%)
Conseco * 7.00% ..................................          6,500            430
--------------------------------------------------------------------------------
                                                                             430
--------------------------------------------------------------------------------

                                                            SHARES/
                                                             FACE         MARKET
                                                            AMOUNT        VALUE
                                                             (000)        (000)
                                                           ---------------------
REAL ESTATE (1.8%)
Merry Land & Investment $2.15,
   Ser C ............................................       10,000      $    299
--------------------------------------------------------------------------------
                                                                             299
--------------------------------------------------------------------------------
RETAIL (1.0%)
Best Buy Capital 6.50% ..............................        5,000           163
--------------------------------------------------------------------------------
                                                                             163
--------------------------------------------------------------------------------
STEEL & STEEL WORKS (1.0%)
WHX $3.75 Ser B .....................................        3,500           168
--------------------------------------------------------------------------------
                                                                             168
--------------------------------------------------------------------------------
WHOLESALE (1.6%)
Alco Standard $2.375, Ser AA ........................        3,000           261
--------------------------------------------------------------------------------
                                                                             261
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Total Preferred Stocks
       (Cost $2,569,207) .........................................         2,939
--------------------------------------------------------------------------------
Time Deposits (7.3%)
Sanwa Bank Limited
   5.750%, 02/01/96 .................................     $  1,208         1,208
--------------------------------------------------------------------------------
     Total Time Deposits
       (Cost $1,208,119) .........................................         1,208
--------------------------------------------------------------------------------
     Total Investments (99.7%)
       (Cost $15,507,131) ........................................        16,616
--------------------------------------------------------------------------------
Other Assets and Liabilities (0.3%) ..............................            52
--------------------------------------------------------------------------------
NET ASSETS:
   Fund shares of Institutional Class
     (unlimited authorization--no par value)
     based on 1,597,511 outstanding shares
     of beneficial interest ......................................        15,594
   Undistributed Net Investment
     Income ......................................................            22
   Accumulated Net Realized Loss on
     Investments .................................................           (57)
   Net Unrealized Appreciation
     on Investments ..............................................         1,109
--------------------------------------------------------------------------------
Total Net Assets: (100.0%) .......................................      $ 16,668
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS ...........................................      $  10.43
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
CL--CLASS
SER--SERIES
(144A)--PRIVATE PLACEMENT SECURITY

STATEMENT OF NET ASSETS                                         JANUARY 31, 1996
--------------------------------------------------------------------------------
STEPSTONE GOVERNMENT SECURITIES FUND

                                                             FACE         MARKET
                                                            AMOUNT        VALUE
                                                             (000)        (000)
                                                           ---------------------
U.S. TREASURY OBLIGATIONS (76.3%)
United States Treasury Bonds
   5.500%, 12/31/00 ................................       $ 1,000       $ 1,010
   7.630%, 02/15/25 ................................           100           121
   6.880%, 08/15/25 ................................         9,500        10,595
United States Treasury Notes
   5.630%, 06/30/97 ................................         3,750         3,785
   7.380%, 11/15/97 ................................         2,000         2,081
   6.000%, 11/30/97 ................................           750           764
   5.380%, 11/30/97 ................................           500           504
   5.880%, 08/15/98 ................................         1,000         1,020
   5.500%, 11/15/98 ................................         5,750         5,816
   7.000%, 04/15/99 ................................         1,500         1,583
   6.880%, 08/31/99 ................................           250           264
   7.750%, 01/31/00 ................................         1,500         1,637
   7.500%, 11/15/01 ................................           500           553
   6.380%, 08/15/02 ................................         3,000         3,157
   7.880%, 11/15/04 ................................         1,500         1,734
   6.500%, 05/15/05 ................................           500           531
   5.880%, 11/15/05 ................................           500           511

--------------------------------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $34,788,128) ........................................        35,666
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (11.0%)
Aid-Israel
   7.125%, 08/15/99 ................................         2,000         2,103
FNMA
   5.880%, 02/02/06 ................................         2,000         2,003
Tennessee Valley Authority
   6.380%, 06/15/05 ................................         1,000         1,036

--------------------------------------------------------------------------------
     Total U.S. Government Agency
       Obligations (Cost $4,984,197) .............................         5,142
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (10.3%)
Chrysler Financial
   5.880%, 02/07/01 ................................         1,500         1,500
Ford Motor Credit
   5.750%, 01/25/01 ................................         1,000           999

                                                             FACE         MARKET
                                                             AMOUNT       VALUE
                                                             (000)        (000)
                                                           ---------------------
Meditrust
   7.250%, 08/16/99 .................................     $  1,250      $  1,309
Salomon Brothers
   7.970%, 03/10/97 .................................        1,000         1,021
--------------------------------------------------------------------------------
     Total Corporate Obligations
       (Cost $4,739,030) ..........................................        4,829
--------------------------------------------------------------------------------
TIME DEPOSITS (5.0%)
Sanwa Bank Limited
   5.750%, 02/01/96 .................................        2,324         2,324
--------------------------------------------------------------------------------
     Total Time Deposits
       (Cost $2,323,878) ..........................................        2,324
--------------------------------------------------------------------------------
     Total Investments (102.6%)
       (Cost $46,835,233) .........................................       47,961
--------------------------------------------------------------------------------
Other Assets and Liabilities (-2.6%) ..............................       (1,236)
--------------------------------------------------------------------------------
NET ASSETS:
   Fund shares of Institutional Class
     (unlimited authorization--no par value)
     based on 4,700,940 outstanding shares
     of beneficial interest .......................................       45,904
   Undistributed Net Investment
     Income .......................................................           78
   Accumulated Net Realized Loss
     on Investments ...............................................         (383)
   Net Unrealized Appreciation
     on Investments ...............................................        1,126
--------------------------------------------------------------------------------
Total Net Assets: (100.0%) ........................................     $ 46,725
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS ............................................     $   9.94
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
BALANCED FUND

                                                                          MARKET
                                                                          VALUE
                                                         SHARES           (000)
                                                        ------------------------
COMMON STOCKS (63.3%)
AEROSPACE & DEFENSE (1.2%)
Litton Industries* ...........................           30,000          $ 1,477
Loral ........................................           10,000              463
Watkins Johnson ..............................           21,600              832
--------------------------------------------------------------------------------
                                                                           2,772
--------------------------------------------------------------------------------
AIR TRANSPORTATION (0.4%)
KLM  Royal Dutch Air* ........................           35,000            1,085
--------------------------------------------------------------------------------
                                                                           1,085
--------------------------------------------------------------------------------
AIRCRAFT (2.5%)
Lockheed Martin ..............................           30,000            2,261
Textron ......................................           20,000            1,573
United Technologies ..........................           22,000            2,258
--------------------------------------------------------------------------------
                                                                           6,092
--------------------------------------------------------------------------------
APPAREL/TEXTILES (0.3%)
Springs Industries, Cl A .....................           20,000              800
--------------------------------------------------------------------------------
                                                                             800
--------------------------------------------------------------------------------
AUTOMOTIVE (0.5%)
Chrysler .....................................           22,805            1,317
--------------------------------------------------------------------------------
                                                                           1,317
--------------------------------------------------------------------------------
BANKS (1.7%)
Bank of New York .............................           24,000            1,230
Bank of Boston ...............................           25,000            1,144
First Union ..................................           10,000              579
J.P. Morgan ..................................           13,000            1,056
--------------------------------------------------------------------------------
                                                                           4,009
--------------------------------------------------------------------------------
CHEMICALS (4.3%)
Cabot ........................................           33,000            1,897
Dow Chemical .................................           13,900            1,036
E.I. Du Pont De Nemours ......................           17,500            1,345
First Mississippi ............................           40,000              985
Georgia Gulf .................................           28,400              905
Monsanto .....................................           10,000            1,303
Morton International .........................           25,000              925
W.R. Grace ...................................           20,000            1,233
Wellman ......................................           33,400              668
--------------------------------------------------------------------------------
                                                                          10,297
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE
                                                            SHARES        (000)
                                                          ----------------------
COMMUNICATIONS EQUIPMENT (2.1%)
Harris .............................................        17,600        $1,102
ITT Industries .....................................        15,000           390
ITT* ...............................................        15,000           832
Motorola ...........................................        24,000         1,290
Nimbus CD International* ...........................        25,000           191
Sprint .............................................        27,100         1,169
--------------------------------------------------------------------------------
                                                                           4,974
--------------------------------------------------------------------------------
COMPUTERS & SOFTWARE SERVICES (3.3%)
Compaq Computer * ..................................        32,500         1,532
Computer Associates International ..................        40,750         2,786
Hewlett Packard ....................................        18,000         1,525
IBM ................................................        15,000         1,631
Tandem Computers* ..................................        75,000           703
--------------------------------------------------------------------------------
                                                                           8,177
--------------------------------------------------------------------------------
CONCRETE & MINERAL PRODUCTS (0.5%)
Hanson PLC, ADR ....................................        85,000         1,318
--------------------------------------------------------------------------------
                                                                           1,318
--------------------------------------------------------------------------------
DRUGS (4.1%)
American Home Products .............................        20,000         2,040
Baxter International ...............................        26,200         1,192
Bristol-Myers Squibb ...............................        15,000         1,328
Mallinckrodt Group .................................        35,000         1,404
Merck ..............................................        15,000         1,054
SmithKline Beecham .................................        23,000         1,294
Warner Lambert .....................................        15,000         1,406
--------------------------------------------------------------------------------
                                                                           9,718
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES (0.9%)
General Public Utilities ...........................        22,800           775
Nipsco Industries ..................................        15,000           572
Ohio Edison ........................................        37,500           895
--------------------------------------------------------------------------------
                                                                           2,242
--------------------------------------------------------------------------------
ENTERTAINMENT (0.7%)
Walt Disney ........................................        25,000         1,606
--------------------------------------------------------------------------------
                                                                           1,606
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)                                              JANUARY 31, 1996
--------------------------------------------------------------------------------
BALANCED FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                            SHARES        (000)
                                                           ---------------------
FINANCIAL SERVICES (3.5%)
Allstate ...........................................        15,759        $  687
American Express ...................................        25,000         1,150
Bear Stearns .......................................        15,000           345
BRE Properties,  Cl A ..............................        26,800           995
CBL and Associates Properties ......................        25,000           513
Donaldson, Lufkin, & Jenrette ......................        15,000           459
FNMA ...............................................        60,000         2,070
ITT Hartford Group* ................................        15,000           752
Travelers ..........................................        24,733         1,626
--------------------------------------------------------------------------------
                                                                           8,597
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (3.3%)
Archer-Daniels-Midland .............................        67,250         1,278
Hudson Foods, Cl A .................................        50,300           836
IBP ................................................        60,000         1,598
Pepsico ............................................        22,400         1,336
Philip Morris ......................................        14,400         1,339
Sara Lee ...........................................        15,000           506
Universal Foods ....................................        26,000         1,004
--------------------------------------------------------------------------------
                                                                           7,897
--------------------------------------------------------------------------------
FORESTRY (0.4%)
Rayonier ...........................................        25,000           906
--------------------------------------------------------------------------------
                                                                             906
--------------------------------------------------------------------------------
GAS/NATURAL GAS (1.4%)
Coastal ............................................        15,000           568
Questar ............................................        18,000           587
Westcoast Energy ...................................        30,400           475
Williams ...........................................        38,800         1,829
--------------------------------------------------------------------------------
                                                                           3,459
--------------------------------------------------------------------------------
HOTELS & LODGING (0.5%)
Hilton Hotels ......................................        15,000         1,166
--------------------------------------------------------------------------------
                                                                           1,166
--------------------------------------------------------------------------------
HOUSEHOLD FURNITURE & FIXTURES (0.2%)
Leggett & Platt ....................................        21,200           509
--------------------------------------------------------------------------------
                                                                             509
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.6%)
Sunbeam Oster ......................................        50,000           800
Whirlpool ..........................................        14,100           767
--------------------------------------------------------------------------------
                                                                           1,567
--------------------------------------------------------------------------------


                                                                          MARKET
                                                                          VALUE
                                                           SHARES         (000)
                                                          ----------------------
INSURANCE (2.8%)
AFLAC ............................................         20,000         $  953
AMBAC ............................................         11,700            560
Equifax ..........................................         40,000            745
Lincoln National .................................         30,000          1,586
Progressive of Ohio ..............................         23,800          1,205
Providian ........................................         15,800            693
USF&G ............................................         60,000            960
--------------------------------------------------------------------------------
                                                                           6,702
--------------------------------------------------------------------------------
LEASING & RENTING (0.6%)
Comdisco .........................................         42,750            914
Xtra .............................................         15,000            639
--------------------------------------------------------------------------------
                                                                           1,553
--------------------------------------------------------------------------------
LUMBER & WOOD PRODUCTS (0.3%)
Louisiana-Pacific ................................         32,800            836
--------------------------------------------------------------------------------
                                                                             836
--------------------------------------------------------------------------------
MACHINERY (3.9%)
Briggs & Stratton ................................         20,000            878
Commercial Intertech .............................         50,000            925
Cummins Engine ...................................         25,000            966
Deere ............................................         37,500          1,406
Dresser Industries ...............................         50,000          1,300
General Electric .................................         16,600          1,274
Global Industries Technologies * .................         31,000            705
JLG Industries ...................................         44,800          1,193
Parker-Hannifin ..................................         15,000            512
--------------------------------------------------------------------------------
                                                                           9,159
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (1.1%)
Bausch & Lomb ....................................         40,000          1,555
Columbia/HCA Healthcare ..........................         10,000            557
Tenet Healthcare* ................................         30,000            641
--------------------------------------------------------------------------------
                                                                           2,753
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS (2.0%)
Avery Dennison ...................................         20,000          1,068
Kimberly-Clark ...................................         10,000            806
Mead .............................................         19,000          1,050
Weyerhaeuser .....................................         20,000            922
Willamette Industries ............................         19,000          1,059
--------------------------------------------------------------------------------
                                                                           4,905
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
BALANCED FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                            SHARES        (000)
                                                           ---------------------
PETROLEUM & FUEL PRODUCTS (0.9%)
Occidental Petroleum .................................       50,000       $1,075
Union Pacific Resources Group ........................       38,400          998
--------------------------------------------------------------------------------
                                                                           2,073
--------------------------------------------------------------------------------
PETROLEUM REFINING (4.1%)
Ashland ..............................................       29,000        1,066
Chevron ..............................................       28,000        1,453
Diamond Shamrock R&M .................................       35,000          997
Imperial Oil .........................................       36,300        1,316
Mobil ................................................       15,000        1,661
Royal Dutch Petroleum, ADR ...........................        9,800        1,362
USX-Marathon Group ...................................       62,000        1,163
Unocal ...............................................       30,000          896
--------------------------------------------------------------------------------
                                                                           9,914
--------------------------------------------------------------------------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES (0.9%)
Eastman Kodak ........................................       15,000        1,101
Xerox ................................................        8,000          989
--------------------------------------------------------------------------------
                                                                           2,090
--------------------------------------------------------------------------------
PRECIOUS METALS (0.9%)
Barrick Gold .........................................       48,636        1,429
Firstmiss Gold* ......................................       28,338          765
--------------------------------------------------------------------------------
                                                                           2,194
--------------------------------------------------------------------------------
PRINTING & PUBLISHING (1.3%)
Belo, Cl A ...........................................       28,400        1,015
Houghton Mifflin .....................................       25,000        1,041
Media General ........................................       30,000        1,001
--------------------------------------------------------------------------------
                                                                           3,057
--------------------------------------------------------------------------------
RAILROADS (1.7%)
Burlington Northern Santa Fe .........................       25,000        2,047
Conrail  Holding .....................................       16,400        1,160
Union Pacific ........................................       15,000        1,000
--------------------------------------------------------------------------------
                                                                           4,207
--------------------------------------------------------------------------------
REAL ESTATE (0.8%)
First Industrial Realty Trust ........................       35,000          805
JP Realty ............................................       52,000        1,040
--------------------------------------------------------------------------------
                                                                           1,845
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE
                                                            SHARES        (000)
                                                          ---------------------
REPAIR SERVICES (0.8%)
PHH ................................................        21,000        $1,082
Rollins Truck Leasing ..............................        92,800           974
--------------------------------------------------------------------------------
                                                                           2,056
--------------------------------------------------------------------------------
RETAIL (2.8%)
American Stores ....................................        33,000           858
Heilig-Meyers ......................................        22,500           349
J.C. Penney ........................................        25,000         1,225
Kroger* ............................................        25,000           869
May Department Stores ..............................        28,000         1,246
Morrison Restaurants ...............................        59,100           945
Sears Roebuck ......................................        17,000           705
Waban* .............................................        32,400           624
--------------------------------------------------------------------------------
                                                                           6,821
--------------------------------------------------------------------------------
RUBBER & PLASTIC (0.8%)
Mark IV Industries .................................        38,640           807
Premark International ..............................        20,000         1,035
--------------------------------------------------------------------------------
                                                                           1,842
--------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (1.1%)
Intel ..............................................        30,000         1,657
National Semiconductor * ...........................        60,000         1,035
--------------------------------------------------------------------------------
                                                                           2,692
--------------------------------------------------------------------------------
STEEL & STEEL WORKS (0.2%)
Texas Industries ...................................         9,600           539
--------------------------------------------------------------------------------
                                                                             539
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (2.9%)
A T & T ............................................        12,271           821
Airtouch Communications* ...........................        40,000         1,130
Bell Atlantic ......................................        20,000         1,377
Comsat .............................................        20,000           375
Frontier ...........................................        33,400           994
GTE ................................................        25,000         1,150
NYNEX ..............................................        20,000         1,072
--------------------------------------------------------------------------------
                                                                           6,919
--------------------------------------------------------------------------------
TRANSPORTATION SERVICES (0.4%)
GATX ...............................................        23,400         1,082
--------------------------------------------------------------------------------
                                                                           1,082
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)                                              JANUARY 31, 1996
--------------------------------------------------------------------------------
BALANCED FUND (CONT'D)

                                                            SHARES/
                                                             FACE         MARKET
                                                            AMOUNT        VALUE
                                                             (000)        (000)
                                                          ---------------------
TRUCKING (0.1%)
Wabash National ..................................         15,000       $    311
--------------------------------------------------------------------------------
                                                                             311
--------------------------------------------------------------------------------
WHOLESALE (0.5%)
Arrow Electronics* ...............................         23,000            989
Hughes Supply ....................................         10,100            290
--------------------------------------------------------------------------------
                                                                           1,279
--------------------------------------------------------------------------------
     Total Common Stocks
       (Cost $112,461,794) ......................................        153,337
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (13.9%)
U.S. Treasury Notes
   7.500%, 01/31/97 ..............................       $  1,000          1,025
   5.750%, 09/30/97 ..............................          1,500          1,519
   7.000%, 04/15/99 ..............................          1,000          1,055
   6.380%, 07/15/99 ..............................          1,000          1,039
   7.130%, 09/30/99 ..............................          1,500          1,597
   7.500%, 10/31/99 ..............................          1,000          1,078
   7.750%, 11/30/99 ..............................          1,000          1,088
   7.130%, 02/29/00 ..............................          1,500          1,604
   5.500%, 04/15/00 ..............................          2,000          2,027
   6.130%, 09/30/00 ..............................          1,500          1,553
   5.750%, 10/31/00 ..............................            700            714
   7.500%, 11/15/01 ..............................          6,000          6,640
   6.380%, 08/15/02 ..............................          2,000          2,105
   6.250%, 02/15/03 ..............................          1,000          1,046
   6.500%, 05/15/05 ..............................          4,500          4,784
   6.500%, 08/15/05 ..............................          4,500          4,790

--------------------------------------------------------------------------------
     Total U.S. Treasury Obligations
       (Cost $31,963,015) .......................................         33,664
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED BONDS (4.2%)
FNMA
   7.500%, 08/01/01 ..............................          3,357          3,453

                                                           FACE           MARKET
                                                          AMOUNT          VALUE
                                                          (000)           (000)
                                                         ----------------------
GNMA
   6.500%, 09/15/08 ............................         $ 4,106         $ 4,157
   6.000%, 11/15/08 ............................           2,537           2,525
--------------------------------------------------------------------------------
     Total U.S. Government Agency
       Mortgage-Backed Bonds
       (Cost $10,093,688) ......................................          10,135
--------------------------------------------------------------------------------
CORPORATE OBLIGATIONS (11.2%)
American Telephone & Telegraph
   7.500%, 06/01/06 ............................           2,000           2,220
Associates
   7.880%, 09/30/01 ............................           2,000           2,198
Avco Financial Services
   7.380%, 08/15/01 ............................           2,000           2,140
Bankers Trust NY
   7.500%, 11/15/15 ............................           2,000           2,070
Chemical Banking
   6.700%, 08/15/08 ............................           1,500           1,536
Chesapeake & Potomac Telephone
   of Maryland
   6.000%, 05/01/03 ............................           1,500           1,498
First National Bank of Boston
   8.000%, 09/15/04 ............................           2,000           2,210
General Motors Acceptance
   8.000%, 10/01/96 ............................           1,000           1,016
Joseph E. Seagram and Sons
   7.000%, 04/15/08 ............................           1,500           1,573
Metropolitan of Tokyo
   7.500%, 03/18/97 ............................           1,300           1,332
Mobil
   7.250%, 03/15/99 ............................           1,000           1,050
Panhandle Eastern
   7.880%, 08/15/04 ............................           1,000           1,103
Province of British Columbia
   7.000%, 01/15/03 ............................           1,500           1,603
Ralston Purina
   7.750%, 10/01/15 ............................           2,000           2,145
Royal Bank of Scotland
   6.380%, 02/01/11 ............................           1,500           1,485

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
STEPSTONE BALANCED FUND

                                                           FACE           MARKET
                                                          AMOUNT          VALUE
                                                          (000)          (000)
                                                        ------------------------
CORPORATE OBLIGATIONS (CONTINUED)
Texaco Capital
   9.000%, 11/15/96 .............................       $  1,000        $  1,029
Waste Management
   6.380%, 07/01/97 .............................          1,000           1,015
--------------------------------------------------------------------------------
     Total Corporate Obligations
       (Cost $25,668,433) ......................................          27,223
--------------------------------------------------------------------------------
ASSET BACKED SECURITIES (2.0%)
American Express 1994-1A
   7.150%, 08/15/99 .............................          1,500           1,568
Banc One Credit Card Master Trust,
   Ser 1994-A, Cl A
   7.150%, 11/15/96 .............................          2,000           2,030
J.C.Penney's Master Credit Card Trust,
   Ser C, Cl A
   9.630%, 06/15/00 .............................          1,000           1,151
--------------------------------------------------------------------------------
     Total Asset Backed Securities
       (Cost $4,486,259) .......................................           4,749
--------------------------------------------------------------------------------
EQUITY OPTIONS (-0.0%)
Computer Associates
   February 65 Calls* 02/17/96 .................................             (44)
Loral February 45 Calls* 02/17/96 ..............................             (14)
--------------------------------------------------------------------------------
     Total Equity Options
       (Cost $(35,279)) ........................................             (58)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (4.7%)
Deutsche Morgan Grenfell/
   C.J. Lawrence
   5.95%, dated 01/31/96, matures
   02/01/96, repurchase price
   $11,431,154 (collateralized by U.S.
   Treasury Bond, par value $368,000,
   9.25%, matures 02/15/16: U.S.
   Treasury Notes, total par value
   $10,815,000, 5.125%-7.875%,
   03/31/96-10/15/98: total market
   value $11,658,037) ..........................................          11,429
--------------------------------------------------------------------------------
     Total Repurchase Agreements
       (Cost $11,429,265) ......................................          11,429
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE
                                                                          (000)
                                                                        --------
     Total Investments (99.3%)
       (Cost $196,067,175) .....................................        $240,479
--------------------------------------------------------------------------------
Other Assets and Liabilities (0.7%) ............................           1,821
--------------------------------------------------------------------------------

Net Assets:
   Fund shares of Institutional Class (unlimited
     authorization--no par value) based on
     16,804,563 outstanding shares of beneficial
     interest ..................................................         189,220
   Fund shares of Investment Class
     (unlimited authorization--no par
     value) based on 605,309 outstanding
     shares of beneficial interest .............................           7,223
   Undistributed Net
     Investment Income .........................................             351
   Accumulated Net Realized Gain
     on Investments ............................................           1,095
   Net Unrealized Appreciation
     on Investments ............................................          44,411
--------------------------------------------------------------------------------
     Total Net Assets: (100.0%) ................................        $242,300
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS .........................................        $  13.92
--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE--INVESTMENT CLASS ...........................        $  13.91
MAXIMUM OFFERING PRICE PER SHARE--
   INVESTMENT CLASS ($13.91/95.5%) .............................        $  14.57
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION
GNMA--GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
SER--SERIES

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS                                         JANUARY 31, 1996
--------------------------------------------------------------------------------
STEPSTONE GROWTH EQUITY FUND

                                                                          MARKET
                                                                          VALUE
                                                             SHARES       (000)
                                                             -------------------
COMMON STOCK (94.0%)
AEROSPACE & DEFENSE (0.3%)
Watkins Johnson ......................................        6,000      $   616
--------------------------------------------------------------------------------
                                                                             616
--------------------------------------------------------------------------------
AUTOMOTIVE (1.4%)
Chrysler .............................................       24,894        1,438
Magna International, Cl A ............................       27,000        1,117
--------------------------------------------------------------------------------
                                                                           2,555
--------------------------------------------------------------------------------
BANKS (2.7%)
Banc One .............................................       33,000        1,250
Fleet Financial Group ................................       16,000          640
U.S. Bancorp .........................................       90,780        2,984
--------------------------------------------------------------------------------
                                                                           4,874
--------------------------------------------------------------------------------
BEAUTY PRODUCTS (0.9%)
International Flavors & Fragrances ...................       34,000        1,704
--------------------------------------------------------------------------------
                                                                           1,704
--------------------------------------------------------------------------------
BROADCASTING, NEWSPAPERS & ADVERTISING (0.9%)
Capital Cities/ABC ...................................       12,000        1,544
--------------------------------------------------------------------------------
                                                                           1,544
--------------------------------------------------------------------------------
CHEMICALS (4.2%)
Georgia Gulf .........................................       24,000          765
Great Lakes Chemical .................................       37,800        2,821
IMC Fertilizer Group .................................       60,500        2,269
Lilly (Eli) ..........................................        8,000          460
W.R. Grace ...........................................       20,000        1,232
--------------------------------------------------------------------------------
                                                                           7,547
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (1.7%)
ADC Telecommunications* ..............................        8,000          309
DSC Communications* ..................................       47,000        1,369
Motorola .............................................       20,000        1,075
Nimbus CD International* .............................       20,000          152
--------------------------------------------------------------------------------
                                                                           2,905
--------------------------------------------------------------------------------
COMPUTERS & SOFTWARE SERVICES (20.5%)
Cisco Systems* .......................................       84,600        7,043
Compaq Computer* .....................................       32,000        1,508
CUC International* ...................................      181,655        6,699
Computer Associates International ....................       36,000        2,461

                                                                          MARKET
                                                                          VALUE
                                                          SHARES          (000)
                                                         -----------------------
Compuware* .....................................          48,700         $   889
First Data .....................................          75,683           5,355
Fiserv* ........................................          41,000           1,107
Hewlett Packard ................................          40,800           3,458
Microsoft* .....................................          35,000           3,237
Olsten .........................................          40,000           1,590
Silicon Graphics* ..............................         109,200           3,071
Wonderware* ....................................          40,000             640
--------------------------------------------------------------------------------
                                                                          37,058
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING (0.1%)
Brockway Standard Holdings* ....................          18,400             239
--------------------------------------------------------------------------------
                                                                             239
--------------------------------------------------------------------------------
DRUGS (3.4%)
Alza * .........................................          16,000             452
Mallinckrodt Group .............................          45,700           1,834
Schering Plough ................................          71,200           3,853
--------------------------------------------------------------------------------
                                                                           6,139
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES (1.5%)
Illinova .......................................          25,000             747
Ohio Edison ....................................          16,000             382
Pinnacle West Capital ..........................          56,500           1,667
--------------------------------------------------------------------------------
                                                                           2,796
--------------------------------------------------------------------------------
ENTERTAINMENT (1.2%)
Ambassador International* ......................          72,000             684
Walt Disney ....................................          24,000           1,542
--------------------------------------------------------------------------------
                                                                           2,226
--------------------------------------------------------------------------------
FINANCIAL SERVICES (5.0%)
FNMA ...........................................         136,800           4,720
MBNA ...........................................         108,300           4,413
--------------------------------------------------------------------------------
                                                                           9,133
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (2.1%)
IBP ............................................          16,000             426
PepsiCo ........................................          29,800           1,777
Philip Morris ..................................          17,700           1,646
--------------------------------------------------------------------------------
                                                                           3,849
--------------------------------------------------------------------------------
GAS/NATURAL GAS (1.7%)
Coastal ........................................          40,000           1,515
Williams .......................................          32,000           1,508
--------------------------------------------------------------------------------
                                                                           3,023
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
GROWTH EQUITY FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                            SHARES        (000)
                                                            --------------------
COMMON STOCK (CONTINUED)
HOUSEHOLD FURNITURE & FIXTURES (0.5%)
Leggett & Platt ....................................        40,000       $   960
--------------------------------------------------------------------------------
                                                                             960
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.6%)
Danaher ............................................        31,200           995
--------------------------------------------------------------------------------
                                                                             995
--------------------------------------------------------------------------------
INSURANCE (9.8%)
AFLAC ..............................................        32,000         1,524
AMBAC ..............................................        64,200         3,073
Healthcare Compare* ................................        56,000         2,716
MBIA ...............................................        26,600         1,962
Oxford Health Plan* ................................        36,000         2,484
Progressive  of Ohio ...............................        17,000           861
U.S. Healthcare ....................................       102,900         4,991
--------------------------------------------------------------------------------
                                                                          17,611
--------------------------------------------------------------------------------
LEISURE PRODUCTS (1.1%)
Mattel .............................................        62,500         2,016
--------------------------------------------------------------------------------
                                                                           2,016
--------------------------------------------------------------------------------
MACHINERY (2.1%)
General Electric ...................................        35,100         2,694
Varity* ............................................        28,000         1,036
--------------------------------------------------------------------------------
                                                                           3,730
--------------------------------------------------------------------------------
MANUFACTURING (0.6%)
West Marine* .......................................        34,000         1,165
--------------------------------------------------------------------------------
                                                                           1,165
--------------------------------------------------------------------------------
MARINE TRANSPORTATION (1.8%)
Carnival, Cl A .....................................       121,000         3,267
--------------------------------------------------------------------------------
                                                                           3,267
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (2.0%)
Nellcor* ...........................................        32,800         2,034
Vivra* .............................................        63,225         1,596
--------------------------------------------------------------------------------
                                                                           3,630
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE
                                                          SHARES          (000)
                                                          ----------------------
PAPER & PAPER PRODUCTS (0.6%)
Willamette Industries ..........................          20,000         $ 1,115
--------------------------------------------------------------------------------
                                                                           1,115
--------------------------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (0.3%)
Schlumberger ...................................           8,000             561
--------------------------------------------------------------------------------
                                                                             561
--------------------------------------------------------------------------------
PETROLEUM REFINING (3.6%)
Amoco ..........................................          16,000           1,126
Ashland ........................................          12,900             474
British Petroleum  PLC, ADR ....................          28,300           2,763
Chevron ........................................          24,000           1,245
Exxon ..........................................           8,400             674
--------------------------------------------------------------------------------
                                                                           6,282
--------------------------------------------------------------------------------
PROFESSIONAL SERVICES (2.2%)
Medaphis* ......................................          65,800           2,632
U.S. Delivery Systems* .........................          42,100           1,289
--------------------------------------------------------------------------------
                                                                           3,921
--------------------------------------------------------------------------------
RAILROADS (2.6%)
Burlington Northern Santa Fe ...................          28,000           2,292
Kansas City Southern Industries ................          53,400           2,430
--------------------------------------------------------------------------------
                                                                           4,722
--------------------------------------------------------------------------------
REAL ESTATE (0.3%)
Innkeepers USA Trust ...........................          64,000             600
--------------------------------------------------------------------------------
                                                                             600
--------------------------------------------------------------------------------
RETAIL (7.6%)
Corporate Express* .............................          61,000           1,609
Kohls* .........................................          49,600           2,796
Landry's Seafood Restaurants* ..................          48,300             718
McDonald's .....................................          58,600           2,945
Papa John's International* .....................          41,000           1,712
Pep Boys-Manny, Moe & Jack .....................          88,500           2,566
Toys R Us* .....................................          39,400             872
Wal-Mart Stores ................................          29,800             607
--------------------------------------------------------------------------------
                                                                          13,825
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)                                              JANUARY 31, 1996
--------------------------------------------------------------------------------
GROWTH EQUITY FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                          SHARES          (000)
                                                         -----------------------
COMMON STOCK (CONTINUED)
RUBBER & PLASTIC (1.1%)
Goodyear Tire & Rubber .........................          24,000     $     1,149
Mark IV Industries .............................          44,100             921
--------------------------------------------------------------------------------
                                                                           2,070
--------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (4.9%)
Applied Materials* .............................          32,000           1,184
Aavid Thermal Technologies* ....................          24,000             240
Integrated Device Technology* ..................         127,400           1,672
Intel ..........................................          70,200           3,877
National Semiconductor* ........................          49,000             845
Recoton* .......................................          60,000           1,035
--------------------------------------------------------------------------------
                                                                           8,853
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (3.8%)
Cincinnati Bell ................................          65,000           2,112
MCI Communications .............................          78,800           2,256
SBC Communications .............................          43,200           2,446
--------------------------------------------------------------------------------
                                                                           6,814
--------------------------------------------------------------------------------
TRUCKING (1.0%)
Wabash National ................................          83,125           1,725
--------------------------------------------------------------------------------
                                                                           1,725
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Total Common Stock
       (Cost $101,921,272) .....................................         170,070
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (6.0%)
Deutsche Morgan Grenfell/C.J. Lawrence
   5.950%, dated 01/31/96, matures
   02/01/96, repurchase price $10,793,191
   (collateralized by various U.S. Treasury
   Notes, total par value $9,523,000,
   5.750%--6.125%, 05/15/98--10/31/00:
   U.S. Treasury Bond par value $759,000,
   12.750%, 11/15/10: total market value $11,008,112) ..........          10,791
--------------------------------------------------------------------------------
     Total Repurchase Agreements
       (Cost $10,791,408) ......................................          10,791
--------------------------------------------------------------------------------
     Total Investments (100.0%)
       (Cost $112,712,680) .....................................         180,861
--------------------------------------------------------------------------------
     Other Assets and Liabilities (0.0%) .......................              74
--------------------------------------------------------------------------------

                                                                         MARKET
                                                                         VALUE
                                                                         (000)
                                                                       ---------
NET ASSETS:
   Fund shares of Institutional Class (unlimited
     authorization--no par value) based on
     10,136,971 outstanding shares of beneficial
     interest ..................................................        $110,100
   Fund shares of Investment Class
     (unlimited authorization--no par
     value) based on 133,148 outstanding
     shares of beneficial interest .............................           1,932
   Undistributed Net Investment Income .........................             228
   Accumulated Net Realized Gain
     on Investments ............................................             527
   Net Unrealized Appreciation
     on Investments ............................................          68,148
--------------------------------------------------------------------------------
Total Net Assets: (100.0%) .....................................        $180,935
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS .........................................        $  17.62
--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE--INVESTMENT CLASS ...........................        $  17.61
--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE--
   INVESTMENT CLASS ($17.61/95.5%) .............................        $  18.44
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STEPSTONE VALUE MOMENTUM FUND

                                                                          MARKET
                                                                          VALUE
                                                          SHARES          (000)
                                                         -----------------------
COMMON STOCKS (91.7%)
AEROSPACE & DEFENSE (2.3%)
Loral ..........................................          67,200         $ 3,108
Rockwell International .........................          40,000           2,345
--------------------------------------------------------------------------------
                                                                           5,453
--------------------------------------------------------------------------------
AIRCRAFT (1.1%)
Textron ........................................          33,000           2,595
--------------------------------------------------------------------------------
                                                                           2,595
--------------------------------------------------------------------------------
APPAREL/TEXTILES (0.5%)
Springs Industries, Cl A .......................          30,000           1,200
--------------------------------------------------------------------------------
                                                                           1,200
--------------------------------------------------------------------------------
AUTOMOTIVE (2.4%)
Arvin Industries ...............................          40,000             785
Fleetwood Enterprises ..........................          40,000           1,020
Ford Motor .....................................          45,000           1,333
General Motors, Cl E ...........................          17,000             944
TRW ............................................          14,000           1,183
--------------------------------------------------------------------------------
                                                                           5,265
--------------------------------------------------------------------------------
BANKS (3.4%)
BankAmerica ....................................          30,000           2,021
Bankers Trust New York .........................          20,000           1,298
First Union ....................................          45,000           2,604
J.P. Morgan ....................................          25,000           2,031
--------------------------------------------------------------------------------
                                                                           7,954
--------------------------------------------------------------------------------
CHEMICALS (5.6%)
Cabot ..........................................          53,000           3,047
Du Pont (E.I.) de Nemours ......................          40,000           3,075
Eastman Chemical ...............................           5,500             364
Monsanto .......................................          12,000           1,563
W.R. Grace .....................................          64,000           3,944
Wellman ........................................          60,000           1,200
--------------------------------------------------------------------------------
                                                                          13,193
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (1.9%)
CTS ............................................          55,800           2,148
Harris .........................................          35,000           2,192
--------------------------------------------------------------------------------
                                                                           4,340
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE
                                                          SHARES           (000)
                                                         -----------------------
COMPUTERS & SERVICES (3.9%)
Cisco Systems* .................................          30,000         $ 2,497
Hewlett Packard ................................          50,000           4,237
International Business Machines ................          22,000           2,393
--------------------------------------------------------------------------------
                                                                           9,127
--------------------------------------------------------------------------------
DRUGS (4.7%)
American Home Products .........................          15,000           1,530
Bristol Myers Squibb ...........................          13,000           1,150
Mallinckrodt Group .............................          65,000           2,608
Merck ..........................................          45,000           3,161
SmithKline Beecham, ADR ........................          47,000           2,644
--------------------------------------------------------------------------------
                                                                          11,093
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES (1.1%)
General Public Utilities .......................          75,000           2,550
--------------------------------------------------------------------------------
                                                                           2,550
--------------------------------------------------------------------------------
FINANCIAL SERVICES (7.3%)
Allstate .......................................          39,467           1,722
BRE Properties,  Cl A ..........................          60,000           2,227
Bear Stearns ...................................          86,150           1,981
CBL Associates Properties ......................          59,800           1,226
Dean Witter Discover ...........................          45,000           2,436
Federal National Mortgage
   Association .................................         120,000           4,140
Real Estate Investment Trust
   of California ...............................          28,300             580
Travelers ......................................          40,001           2,630
--------------------------------------------------------------------------------
                                                                          16,942
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (6.2%)
American Brands ................................          29,000           1,323
IBP ............................................         130,000           3,461
Philip Morris ..................................          35,000           3,255
Sara Lee .......................................          60,000           2,025
Schweitzer-Manduit
   International* ..............................           1,000              25
Unilever NV, ADR ...............................           9,000           1,304
Universal Foods ................................          75,000           2,897
--------------------------------------------------------------------------------
                                                                          14,290
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)                                              JANUARY 31, 1996
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                            SHARES        (000)
                                                           ---------------------
COMMON STOCKS (CONTINUED)
GAS/NATURAL GAS (4.3%)
Coastal ............................................        45,000       $ 1,704
MCN ................................................        75,000         1,847
Questar ............................................        42,000         1,370
Sonat ..............................................        40,000         1,380
Westcoast Energy ...................................        70,000         1,094
Williams ...........................................        55,000         2,592
--------------------------------------------------------------------------------
                                                                           9,987
--------------------------------------------------------------------------------
GLASS PRODUCTS (0.5%)
PPG Industries .....................................        27,000         1,262
--------------------------------------------------------------------------------
                                                                           1,262
--------------------------------------------------------------------------------
HOTELS & LODGING (0.7%)
Hilton Hotels ......................................        20,000         1,555
--------------------------------------------------------------------------------
                                                                           1,555
--------------------------------------------------------------------------------
HOUSEHOLD FURNITURE & FIXTURES (0.6%)
Leggett & Platt ....................................        61,000         1,464
--------------------------------------------------------------------------------
                                                                           1,464
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.7%)
Whirlpool ..........................................        30,000         1,631

--------------------------------------------------------------------------------
                                                                           1,631
--------------------------------------------------------------------------------
INSURANCE (3.9%)
Chubb ..............................................        15,000         1,556
Equifax ............................................       100,000         1,863
Lincoln National ...................................        40,000         2,115
Providian ..........................................        50,000         2,194
Torchmark ..........................................        30,000         1,421
--------------------------------------------------------------------------------
                                                                           9,149
--------------------------------------------------------------------------------
LEASING & RENTING (2.1%)
Comdisco ...........................................       135,000         2,886
Xtra ...............................................        45,000         1,918
--------------------------------------------------------------------------------
                                                                           4,804
--------------------------------------------------------------------------------
MACHINERY (3.6%)
Deere ..............................................        69,000         2,587

                                                                          MARKET
                                                                          VALUE
                                                           SHARES         (000)
                                                           ---------------------
Dresser Industries .................................        90,000       $ 2,340
General Electric ...................................        45,000         3,454
--------------------------------------------------------------------------------
                                                                           8,381
--------------------------------------------------------------------------------
MEASURING DEVICES (0.7%)
Perkin Elmer .......................................        35,000         1,654
--------------------------------------------------------------------------------
                                                                           1,654
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (0.9%)
Becton, Dickinson ..................................        25,000         2,159
--------------------------------------------------------------------------------
                                                                           2,159
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (0.5%)
Novacare* ..........................................        50,000           300
Tenet Healthcare* ..................................        36,000           769
--------------------------------------------------------------------------------
                                                                           1,069
--------------------------------------------------------------------------------
MISCELLANEOUS CONSUMER SERVICES (0.2%)
CPI ................................................        30,000           443
--------------------------------------------------------------------------------
                                                                             443
--------------------------------------------------------------------------------
MISCELLANEOUS TRANSPORTATION (0.8%)
Harsco .............................................        30,000         1,856
--------------------------------------------------------------------------------
                                                                           1,856
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS (4.7%)
Avery Dennison .....................................        52,000         2,776
Kimberly-Clark .....................................        58,360         4,705
Weyerhaeuser .......................................        50,000         2,306
Willamette Industries ..............................        22,000         1,227
--------------------------------------------------------------------------------
                                                                          11,014
--------------------------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (0.3%)
Union Pacific Resources ............................        30,000           780
--------------------------------------------------------------------------------
                                                                             780
--------------------------------------------------------------------------------
PETROLEUM REFINING (4.7%)
Ashland ............................................        30,000         1,103
Chevron ............................................        30,000         1,556
Imperial Oil .......................................        30,000         1,087

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                            SHARES        (000)
                                                           ---------------------
COMMON STOCKS (CONTINUED)
PETROLEUM REFINING (CONTINUED)
Mobil ..............................................        28,000       $ 3,101
Royal Dutch Petroleum, ADR .........................        13,000         1,807
Unocal .............................................        48,000         1,434
Valero Energy ......................................        40,000           990
--------------------------------------------------------------------------------
                                                                          11,078
--------------------------------------------------------------------------------
PHOTOGRAPHIC EQUIPMENT & SUPPLIES (1.8%)
Eastman Kodak ......................................        35,000         2,568
Xerox ..............................................        13,000         1,607
--------------------------------------------------------------------------------
                                                                           4,175
--------------------------------------------------------------------------------
PRINTING & PUBLISHING (2.1%)
Houghton Mifflin ...................................        40,000         1,665
Wallace Computer Services ..........................        60,000         3,323
--------------------------------------------------------------------------------
                                                                           4,988
--------------------------------------------------------------------------------
RAILROADS (1.6%)
Burlington Northern Santa Fe .......................        22,000         1,801
Union Pacific ......................................        30,000         1,999
--------------------------------------------------------------------------------
                                                                           3,800
--------------------------------------------------------------------------------
REAL ESTATE (2.0%)
First Industrial Realty Trust ......................       110,000         2,530
JP Realty ..........................................       108,000         2,160
--------------------------------------------------------------------------------
                                                                           4,690
--------------------------------------------------------------------------------
REPAIR SERVICES (2.1%)
PHH ................................................        65,000         3,348
Rollins Truck Leasing ..............................       160,000         1,680
--------------------------------------------------------------------------------
                                                                           5,028
--------------------------------------------------------------------------------
RETAIL (2.8%)
Dayton-Hudson ......................................        18,000         1,346
Kroger* ............................................        55,000         1,911
May Department Stores ..............................        55,000         2,447
Sears Roebuck ......................................        21,000           872
--------------------------------------------------------------------------------
                                                                           6,576
--------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (2.2%)
Intel ..............................................        70,000         3,866
National Semiconductor * ...........................        75,000         1,294
--------------------------------------------------------------------------------
                                                                           5,160
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE
                                                          SHARES           (000)
                                                         -----------------------
STEEL & STEEL WORKS (1.1%)
Aluminum Company of America ....................          20,000     $     1,110
Engelhard ......................................          67,500           1,561
--------------------------------------------------------------------------------
                                                                           2,671
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (4.3%)
A T & T ........................................          18,449           1,234
Airtouch Communications* .......................          16,000             452
Comsat .........................................          70,000           1,313
Century Telephone Enterprises ..................          50,000           1,694
Frontier .......................................          90,000           2,677
GTE ............................................          60,000           2,760
--------------------------------------------------------------------------------
                                                                          10,130
--------------------------------------------------------------------------------
TRANSPORTATION SERVICES (1.0%)
GATX ...........................................          51,000           2,359
--------------------------------------------------------------------------------
                                                                           2,359
--------------------------------------------------------------------------------
WHOLESALE (1.1%)
Avnet ..........................................          40,000           1,715
Universal ......................................          40,000             935
--------------------------------------------------------------------------------
                                                                           2,650
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Total Common Stocks
       (Cost $145,722,213) .....................................         214,515
--------------------------------------------------------------------------------
WARRANTS (0.0%)
Chase Manhattan Warrants* ......................             125               4
--------------------------------------------------------------------------------
                                                                               4
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (7.8%)
Deutsche Morgan Grenfell/C.J. Lawrence
   5.950%, dated 01/31/96, matures
   02/01/96, repurchase price
   $18,216,550 (collateralized by various
   FHLMC obligations, total par value
   $2,560,000, 0%--6.445%, 02/01/96--
   10/21/02: U.S. Treasury Notes, total
   par value $15,415,000, 5.50%--6.875%,
   02/28/97--04/15/00, total market value $18,578,180) ..........         18,214
--------------------------------------------------------------------------------
     Total Repurchase Agreement
       (Cost $18,213,541) .......................................         18,214
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)                                              JANUARY 31, 1996
--------------------------------------------------------------------------------
VALUE MOMENTUM FUND (CONT'D)

                                                                         MARKET
                                                                         VALUE
                                                                         (000)
                                                                        --------
     Total Investments (99.5%)
       (Cost $163,935,754) .....................................        $232,733
--------------------------------------------------------------------------------
Other Assets and Liabilities (0.5%) ............................           1,133
--------------------------------------------------------------------------------
NET ASSETS:
   Fund shares of Institutional Class (unlimited
     authorization--no par value) based on
     12,303,530 outstanding shares of beneficial
     interest ..................................................         151,322
   Fund shares of Investment Class
     (unlimited authorization--no par
     value) based on 653,860 outstanding
     shares of beneficial interest .............................           8,425
   Undistributed Net Investment Income .........................             210
   Accumulated Net Realized Gain
     on Investments ............................................           5,111
   Net Unrealized Appreciation
     on Investments ............................................          68,798

--------------------------------------------------------------------------------
Total Net Assets: (100.0%) .....................................        $233,866
--------------------------------------------------------------------------------

                                                                         MARKET
                                                                         VALUE
                                                                         (000)
                                                                       ---------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS ........................................        $   18.05
--------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
   PRICE PER SHARE--INVESTMENT CLASS ..........................        $   18.05
--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE--
   INVESTMENT CLASS ($18.05/95.5%) ............................        $   18.90
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECEIPT
CL--CLASS
FHLMC--FEDERAL HOME LOAN MORTGAGE CORPORATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STEPSTONE BLUE CHIP GROWTH FUND


                                                                          MARKET
                                                                          VALUE
                                                              SHARES      (000)
                                                             -------------------
COMMON STOCKS (95.6%)
AIR TRANSPORTATION (2.5%)
AMR * ..................................................      11,000      $  836
Federal Express * ......................................      10,000         761
--------------------------------------------------------------------------------
                                                                           1,597
--------------------------------------------------------------------------------
AUTOMOTIVE (1.8%)
Chrysler ...............................................      10,000         578
Eaton ..................................................       5,400         313
General Motors, Cl E ...................................       5,000         278
--------------------------------------------------------------------------------
                                                                           1,169
--------------------------------------------------------------------------------
BANKS (6.6%)
Bank of Boston .........................................      14,400         659
Citicorp ...............................................      10,500         775
CoreStates Finance .....................................      15,000         600
Fifth Third Bancorp ....................................      12,000         568
PNC Bank ...............................................      20,000         600
Republic New York ......................................       5,000         291
Wells Fargo ............................................       3,000         704
--------------------------------------------------------------------------------
                                                                           4,197
--------------------------------------------------------------------------------
BEAUTY PRODUCTS (0.9%)
Proctor & Gamble .......................................       7,000         587
--------------------------------------------------------------------------------
                                                                             587
--------------------------------------------------------------------------------
BROADCASTING, NEWSPAPERS & ADVERTISING (1.2%)
Capital Citites/ABC ....................................       3,500         450
Viacom,  Cl B* .........................................       8,000         324
--------------------------------------------------------------------------------
                                                                             774
--------------------------------------------------------------------------------
CHEMICALS (4.6%)
Dow Chemical ...........................................       7,500         559
Du Pont (E.I.) de Nemours ..............................       8,200         630
Eastman Chemical .......................................       3,500         231
IMC Fertilizer Group ...................................      15,000         563
Lilly (Eli) ............................................       9,426         542
Union Carbide Holding ..................................      10,000         421
--------------------------------------------------------------------------------
                                                                           2,946
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (1.5%)
ITT Industries .........................................       5,000         130
ITT* ...................................................       5,000         277
Motorola ...............................................       6,000         323
Picturetel * ...........................................       5,000         196
--------------------------------------------------------------------------------
                                                                             926
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE
                                                              SHARES      (000)
                                                             -------------------
COMPUTERS & SOFTWARE SERVICES (8.8%)
3Com* ..............................................        10,000        $  459
Automatic Data Processing ..........................        10,000           399
Cisco Systems* .....................................         4,000           333
Compaq Computer * ..................................         4,000           189
Computer Associates International ..................         9,500           649
Dell Computer ......................................         8,000           219
Gateway 2000 Incorporated* .........................        20,000           518
Hewlett Packard ....................................         7,000           593
International Business Machines ....................         7,000           761
Microsoft* .........................................         8,000           740
Oracle Systems .....................................         5,000           239
Sun Microsystems* ..................................        11,000           506
--------------------------------------------------------------------------------
                                                                           5,605
--------------------------------------------------------------------------------
CONCRETE & MINERAL PRODUCTS (0.9%)
Minnesota Mining & Manufacturing ...................         9,000           581
--------------------------------------------------------------------------------
                                                                             581
--------------------------------------------------------------------------------
DRUGS (7.5%)
Abbott Labs ........................................         8,000           338
Amgen* .............................................        18,000         1,082
Bristol-Myers Squibb ...............................         7,000           620
Johnson & Johnson ..................................        13,000         1,248
Merck ..............................................        13,000           913
Schering Plough ....................................        10,000           541
--------------------------------------------------------------------------------
                                                                           4,742
--------------------------------------------------------------------------------
ELECTRICAL SERVICES (5.7%)
American Electric Power ............................        10,000           443
Baltimore Gas & Electric ...........................        20,000           575
Dominion Resources .................................        20,000           857
Duke Power .........................................        13,200           657
Houston Industries .................................        20,000           480
Texas Utilities ....................................        15,000           613
--------------------------------------------------------------------------------
                                                                           3,625
--------------------------------------------------------------------------------
ELECTRICAL TECHNOLOGY (0.5%)
Komag * ............................................        10,000           291
--------------------------------------------------------------------------------
                                                                             291
--------------------------------------------------------------------------------
ENTERTAINMENT (0.8%)
Walt Disney ........................................         8,000           514
--------------------------------------------------------------------------------
                                                                             514
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)                                              JANUARY 31, 1996
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                           SHARES         (000)
                                                          ----------------------
COMMON STOCKS (CONTINUED)
FINANCIAL SERVICES (4.0%)
American Express .................................          8,000         $  368
Bear Stearns .....................................         25,000            575
Charles Schwab ...................................         10,000            250
ITT Hartford Group* ..............................         15,000            752
Merrill Lynch ....................................         10,000            569
--------------------------------------------------------------------------------
                                                                           2,514
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (7.4%)
Coca Cola ........................................         11,000            829
IBP ..............................................         22,000            586
Kellogg ..........................................          2,700            207
PepsiCo ..........................................         10,000            596
Philip Morris ....................................         15,000          1,395
Tootsie Roll Industries ..........................         15,000            585
Wm. Wrigley, Jr ..................................          8,000            476
--------------------------------------------------------------------------------
                                                                           4,674
--------------------------------------------------------------------------------
GLASS PRODUCTS (0.5%)
PPG Industries ...................................          7,000            327
--------------------------------------------------------------------------------
                                                                             327
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS (0.8%)
Gillette .........................................         10,000            536
--------------------------------------------------------------------------------
                                                                             536
--------------------------------------------------------------------------------
INSURANCE (3.5%)
American International Group .....................          5,000            484
Pacificare Health Systems,  Cl A* ................          8,000            724
Pacificare Health Systems,  Cl B* ................          4,000            369
United Healthcare ................................         10,000            629
--------------------------------------------------------------------------------
                                                                           2,206
--------------------------------------------------------------------------------
LUMBER & WOOD PRODUCTS (0.4%)
Georgia-Pacific ..................................          3,200            235
--------------------------------------------------------------------------------
                                                                             235
--------------------------------------------------------------------------------
MACHINERY (6.2%)
Black & Decker ...................................          6,000            203
Caterpillar ......................................         12,100            779
Case .............................................         12,000            568
Deere ............................................         18,000            675
General Electric .................................         22,000          1,689
--------------------------------------------------------------------------------
                                                                           3,914
--------------------------------------------------------------------------------
MARINE TRANSPORTATION (0.3%)
Royal Caribbean Cruises ..........................         10,000            221
--------------------------------------------------------------------------------
                                                                             221
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE
                                                           SHARES         (000)
                                                          ----------------------
MEDICAL PRODUCTS & SERVICES (3.7%)
Guidant ..........................................          8,330         $  382
Medtronic ........................................         13,000            743
St. Jude Medical .................................          9,000            397
Varian Associates ................................          6,000            289
Columbia HCA Healthcare ..........................         10,000            556
--------------------------------------------------------------------------------
                                                                           2,367
--------------------------------------------------------------------------------
PAPER & PAPER PRODUCTS (0.4%)
International Paper ..............................          5,800            237
--------------------------------------------------------------------------------
                                                                             237
--------------------------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (0.3%)
Schlumberger .....................................          3,000            210
--------------------------------------------------------------------------------
                                                                             210
--------------------------------------------------------------------------------
PETROLEUM REFINING (7.4%)
Amoco ............................................         10,000            704
Exxon ............................................         15,400          1,236
Mobil ............................................         11,100          1,229
Phillips Petroleum ...............................          7,500            244
Royal Dutch Petroleum, ADR .......................          8,000          1,112
Texaco ...........................................          2,000            162
--------------------------------------------------------------------------------
                                                                           4,687
--------------------------------------------------------------------------------
PROFESSIONAL SERVICES (0.7%)
Dun & Bradstreet .................................          6,000            390
--------------------------------------------------------------------------------
                                                                             390
--------------------------------------------------------------------------------
RAILROADS (0.6%)
Burlington Northern Santa Fe .....................          5,000            409
--------------------------------------------------------------------------------
                                                                             409
--------------------------------------------------------------------------------
RETAIL (4.1%)
Alberto Culver, Cl A .............................         20,000            670
Borders Group* ...................................         10,000            211
Home Depot .......................................          8,000            368
McDonald's .......................................         15,000            754
Pep Boys-Manny, Moe & Jack .......................         13,000            377
Wal-Mart Stores ..................................         10,000            204
--------------------------------------------------------------------------------
                                                                           2,584
--------------------------------------------------------------------------------
RUBBER & PLASTIC (1.1%)
Agrium ...........................................         24,000            330
Goodyear Tire & Rubber ...........................          8,000            383
--------------------------------------------------------------------------------
                                                                             713
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                           SHARES         (000)
                                                          ----------------------
COMMON STOCKS (CONTINUED)
SEMI-CONDUCTORS/INSTRUMENTS (1.8%)
AMP ...............................................         5,200        $   203
Applied Materials * ...............................         5,000            185
Intel .............................................        10,000            552
Micron Technology .................................         5,000            171

--------------------------------------------------------------------------------
                                                                           1,111
--------------------------------------------------------------------------------
SPECIALTY MACHINERY (0.4%)
U.S. Filter * .....................................        10,000            258

--------------------------------------------------------------------------------
                                                                             258
--------------------------------------------------------------------------------
STEEL & STEEL WORKS (0.7%)
Aluminum Company of America .......................         8,400            466

--------------------------------------------------------------------------------
                                                                             466
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (7.1%)
A T & T ...........................................        22,000          1,471
Ameritech .........................................        15,200            914
Ascend Communications* ............................         6,000            233
Bellsouth .........................................        10,000            429
Cascade Communications* ...........................         4,000            313
GTE ...............................................         9,000            414
US West ...........................................        15,000            527
Vodafone Group PLC, ADR* ..........................         5,000            179

--------------------------------------------------------------------------------
                                                                           4,480
--------------------------------------------------------------------------------
WHOLESALE (0.9%)
Cordis* ...........................................         5,000            539

--------------------------------------------------------------------------------
                                                                             539
--------------------------------------------------------------------------------
     Total Common Stocks
       (Cost $48,977,502) .......................................         60,632
--------------------------------------------------------------------------------
PERFERRED STOCKS (0.4%)
AUTOMOTIVE (0.4%)
General Motors Cl E ...............................         3,000            234
--------------------------------------------------------------------------------
     Total Preferred Stocks
       (Cost $169,680) ..........................................            234
--------------------------------------------------------------------------------
EQUITY OPTIONS (-0.2%)
Ascend Communications
   February 35 Calls* 02/17/96 ..................................            (15)
Ascend Communications
   February 37.5 Calls* 02/17/96 ................................            (10)
Caterpillar February 65 Calls* 02/17/96 .........................             (5)

                                                                         MARKET
                                                                         VALUE
                                                                         (000)
                                                                       ---------
Komag March
   30 Calls* 03/16/96 ...........................................      $    (21)
Pacificare, Cl B February
   95 Calls* 02/17/96 ...........................................           (10)
Picturetel February
   40 Calls* 02/17/96 ...........................................           (10)
St Jude Medical February
   45 Calls* 02/17/96 ...........................................            (8)
Sun Microsystems February
   45 Calls* 02/17/96 ...........................................            (7)
Sun Microsystems March
   45 Calls* 03/16/96 .........................   ..................           (21)
-------------------------------------------------------------------------------
     Total Equity Options
       (Cost $(136,248)) ........................................          (107)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (6.8%)
Morgan Stanley & Company 5.82%, dated 01/31/96,
   matures 02/01/96, repurchase price $4,301,642
   (collateralized by various FNMA obligations,
   total par value $4,398,274, 6.00%--7.50%,
   03/01/01--01/01/03: total market value $4,410,079) ...........         4,301
-------------------------------------------------------------------------------
     Total Repurchase Agreements
       (Cost $4,300,946) ........................................         4,301
-------------------------------------------------------------------------------
     Total Investments (102.6%)
       (Cost $53,311,880) .......................................        65,060
-------------------------------------------------------------------------------
Other Assets and Liabilities (-2.6%) ............................        (1,650)
-------------------------------------------------------------------------------
NET ASSETS:
Fund shares of Institutional Class (unlimited
   authorization--no par value) based
   on 5,019,548 outstanding shares of
   beneficial interest ..........................................        51,155
Undistributed Net Investment Income .............................            16
Accumulated Net Realized Gain
   on Investments ...............................................           491
Net Unrealized Appreciation
   on Investments ...............................................        11,748
-------------------------------------------------------------------------------
     Total Net Assets: (100.0%) .................................      $ 63,410
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS ..........................................      $  12.63
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
ADR--AMERICAN DEPOSITORY RECIEPT
CL--CLASS
FNMA--FEDERAL NATIONAL MORTGAGE ASSOCIATION

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF NET ASSETS                                         JANUARY 31, 1996
--------------------------------------------------------------------------------
STEPSTONE EMERGING GROWTH FUND

                                                                          MARKET
                                                                          VALUE
                                                             SHARES       (000)
                                                            --------------------
COMMON STOCKS (84.7%)
AGRICULTURE (0.4%)
Veterinary Centers of America* .........................      10,000      $  154
--------------------------------------------------------------------------------
                                                                             154
--------------------------------------------------------------------------------
AIR TRANSPORTATION (0.7%)
Atlantic Southeast Airlines ............................       9,000         166
Comair Holdings ........................................       1,500          37
Vanguard Airlines* .....................................      15,000          90
--------------------------------------------------------------------------------
                                                                             293
--------------------------------------------------------------------------------
BANKS (5.7%)
Amsouth Bancorp ........................................       5,000         198
Astoria Financial ......................................       5,000         246
Crestar Financial ......................................       5,000         289
Cullen/Frost Bankers ...................................       3,700         180
Dauphin Deposit Bank & Trust ...........................       1,400          39
Deposit Guaranty .......................................       3,500         151
First Security .........................................       2,500          92
First Virginia Banks ...................................       3,500         135
Hibernia, Cl A .........................................      12,500         134
Merchantile Bancorp ....................................       5,000         218
Old Kent Financial .....................................       3,675         147
Roosevelt Financial Group ..............................      10,000         174
Union Planters .........................................       8,000         244
United Jersey Bank Financial ...........................       3,500         125
--------------------------------------------------------------------------------
                                                                           2,372
--------------------------------------------------------------------------------
BEAUTY PRODUCTS (0.3%)
Alberto Culver, Cl A ...................................       4,000         134
--------------------------------------------------------------------------------
                                                                             134
--------------------------------------------------------------------------------
BROADCASTING, NEWSPAPERS & ADVERTISING (1.4%)
Citicaster* ............................................       7,500         183
Infinity Broadcasting * ................................       7,500         298
Young Broadcasting, Cl A* ..............................       3,500          98
--------------------------------------------------------------------------------
                                                                             579
--------------------------------------------------------------------------------
BUILDING & CONSTRUCTION (0.2%)
Southern Energy Homes* .................................       6,250         103
--------------------------------------------------------------------------------
                                                                             103
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE
                                                           SHARES         (000)
                                                          ----------------------
CHEMICALS (0.6%)
Cytec Industries* ..................................         3,500        $  267
--------------------------------------------------------------------------------
                                                                             267
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT (2.3%)
ADC Telecommunications* ............................         2,800           108
Intervoice* ........................................         8,000           175
Network Express* ...................................         9,000            35
Octel Communications * .............................         3,000           110
Picturetel * .......................................         5,000           196
Tellabs* ...........................................         2,500           110
Teltrend* ..........................................         6,000           238
--------------------------------------------------------------------------------
                                                                             972
--------------------------------------------------------------------------------
COMPUTER & SOFTWARE SERVICES (18.2%)
3Com* ..............................................        23,415         1,074
Adobe Systems ......................................         4,160           141
Alternative Resources* .............................         2,500            72
Baan NV* ...........................................         5,000           217
Brooktrout Tech* ...................................         8,000           250
Cadence Design Systems* ............................        10,000           391
Castelle* ..........................................        10,000            83
Ciber* .............................................         8,000           168
Cisco Systems* .....................................        10,000           833
CUC International* .................................        18,250           673
Datalogix International* ...........................         5,000            59
Dataware Technologies* .............................         2,500            18
Eagle Point Software* ..............................        10,000           165
Electroglas* .......................................         2,500            52
Electronic Arts* ...................................         5,000           120
HBO ................................................         5,000           420
Mentor Graphics* ...................................         6,500            92
Micros Systems* ....................................         2,500           122
Norrell ............................................         5,000           139
Oracle Systems .....................................        11,500           549
Physician Computer Networks* .......................        10,000           109
Pinnacle Micro* ....................................        11,250           167
Proxim* ............................................        15,000           285
Quarterdeck Office Systems* ........................        10,000           160
Sierra On-Line* ....................................         7,500           187
Softkey International* .............................         8,000           111
Spectrum Holobyte* .................................         7,500            43
Sterling Software ..................................         5,000           296

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                           SHARES         (000)
                                                          ----------------------
COMMON STOCKS (CONTINUED)
COMPUTER & SOFTWARE SERVICES (CONTINUED)
Sun Microsystems* ....................................        5,000       $  230
S3* ..................................................        3,000           36
Symantec * ...........................................        7,100           84
Sync Research* .......................................        2,000           56
TCSI Corp* ...........................................        7,500          139
Unisys * .............................................       10,000           75
--------------------------------------------------------------------------------
                                                                           7,616
--------------------------------------------------------------------------------
CONSUMER PRODUCTS (0.6%)
Wolverine World Wide .................................        9,750          247
--------------------------------------------------------------------------------
                                                                             247
--------------------------------------------------------------------------------
DRUGS (3.1%)
Autoimmune* ..........................................        5,000           67
Boston Scientific * ..................................        6,200          318
IDEC Pharmaceuticals Corp* ...........................       10,000          215
Interneuron Pharmeceutical* ..........................        6,500          195
Liposome * ...........................................       16,500          396
Sybron International* ................................        4,500          109
--------------------------------------------------------------------------------
                                                                           1,300
--------------------------------------------------------------------------------
ELECTRICAL UTILITIES (0.1%)
Accom* ...............................................        7,400           49
--------------------------------------------------------------------------------
                                                                              49
--------------------------------------------------------------------------------
ELECTRICAL TECHNOLOGY (0.7%)
Komag* ...............................................       10,000          291
--------------------------------------------------------------------------------
                                                                             291
--------------------------------------------------------------------------------
ENTERTAINMENT (0.5%)
Mirage Resorts * .....................................        5,500          215
--------------------------------------------------------------------------------
                                                                             215
--------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES (0.7%)
Sanifill* ............................................        4,000          145
USA Waste Services* ..................................        7,500          156
--------------------------------------------------------------------------------
                                                                             301
--------------------------------------------------------------------------------
FINANCIAL SERVICES (3.6%)
CWM Mortgage Holdings ................................       10,000          173
Credit Acceptance * ..................................       15,000          313
Finova Group .........................................        5,000          252

                                                                          MARKET
                                                                          VALUE
                                                           SHARES         (000)
                                                          ----------------------
First American, Tennessee ........................          5,000         $  239
Mercer International* ............................          3,500             67
Mercury Finance ..................................         10,500            134
Stormedia * ......................................          3,500            102
Waterhouse Investor Services .....................         10,000            236
--------------------------------------------------------------------------------
                                                                           1,516
--------------------------------------------------------------------------------
FOOD, BEVERAGE & TOBACCO (1.5%)
Canandaigua Wine, Cl A* ..........................         15,500            577
Pete's Brewing Company* ..........................          2,500             46
--------------------------------------------------------------------------------
                                                                             623
--------------------------------------------------------------------------------
HOTELS & LODGING (1.0%)
HFS* .............................................          5,000            415
--------------------------------------------------------------------------------
                                                                             415
--------------------------------------------------------------------------------
INSURANCE (1.4%)
Healthcare Compare* ..............................          2,500            121
Penncorp Financial Group .........................          6,000            180
United Healthcare ................................          4,500            283
--------------------------------------------------------------------------------
                                                                             584
--------------------------------------------------------------------------------
LEASING & RENTING (0.5%)
Kinetic Concepts .................................         15,000            186
--------------------------------------------------------------------------------
                                                                             186
--------------------------------------------------------------------------------
LUMBER & WOOD PRODUCTS (0.5%)
Cavalier Homes ...................................         10,000            200
--------------------------------------------------------------------------------
                                                                             200
--------------------------------------------------------------------------------
MACHINERY (0.2%)
General Instrument * .............................          3,650             83
--------------------------------------------------------------------------------
                                                                              83
--------------------------------------------------------------------------------
MEASURING DEVICES (1.6%)
Advanced Energy Industries* ......................         10,000             88
Epic Design Technology* ..........................          8,000            240
Input/Output .....................................          8,000            194
LTX * ............................................          7,000             60
Thermedics* ......................................          4,000            103
--------------------------------------------------------------------------------
                                                                             685
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)                                              JANUARY 31, 1996
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                           SHARES         (000)
                                                          ----------------------
COMMON STOCKS (CONTINUED)
MEDICAL PRODUCTS & SERVICES (4.9%)
Biochem Pharma* ....................................        11,000        $  484
Biomet* ............................................         3,000            56
Datascope* .........................................         9,000           223
Endosonics* ........................................        15,000           206
Gulf South Medical Supply* .........................         9,000           266
Heartstream* .......................................         2,000            26
Stryker ............................................         6,000           335
St. Jude Medical ...................................        10,200           450
--------------------------------------------------------------------------------
                                                                           2,046
--------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES (4.5%)
Columbia HCA Healthcare ............................         9,032           502
Community Health Systems* ..........................         2,500            96
Concord EFS* .......................................        18,562           473
FHP International * ................................        10,000           289
Renal Treatment Centers* ...........................         8,500           389
Rotech Medical* ....................................         4,500           136
--------------------------------------------------------------------------------
                                                                           1,885
--------------------------------------------------------------------------------
MISCELLANEOUS CONSUMER SERVICES (1.8%)
Corestaff* .........................................         7,000           262
Jenny Craig* .......................................        10,000            98
Service International ..............................         9,000           390
--------------------------------------------------------------------------------
                                                                             750
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING (0.9%)
Department 56* .....................................         9,000           357
--------------------------------------------------------------------------------
                                                                             357
--------------------------------------------------------------------------------
PETROLEUM & FUEL PRODUCTS (0.6%)
Pride Petroleum Services* ..........................        10,000            91
Reading & Bates * ..................................         9,000           153
--------------------------------------------------------------------------------
                                                                             244
--------------------------------------------------------------------------------
PRINTING & PUBLISHING (1.1%)
Books-A-Million * ..................................         5,000            41
Cadmus Communications ..............................         5,000           143
Gartner Group, Cl A* ...............................         5,000           276
--------------------------------------------------------------------------------
                                                                             460
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE
                                                           SHARES         (000)
                                                          ----------------------
PROFESSIONAL SERVICES (0.5%)
Medaphis* ............................................        5,000       $  200
--------------------------------------------------------------------------------
                                                                             200
--------------------------------------------------------------------------------
RAILROADS (0.4%)
Wisconsin Central Transportation * ...................        2,000          150
--------------------------------------------------------------------------------
                                                                             150
--------------------------------------------------------------------------------
RETAIL (8.9%)
Apple South ..........................................        3,000           53
Boston Chicken* ......................................       10,500          357
Corporate Express* ...................................        4,500          119
Daka International* ..................................        5,000          114
Gadzooks* ............................................        6,000          149
Garden Ridge* ........................................       10,000          330
Lone Star Steakhouse & Saloon* .......................       15,000          489
Omnicare .............................................       15,000          698
Staples ..............................................       10,000          246
Sunglass Hut International* ..........................       13,800          384
Viking Office Products* ..............................       11,000          561
Whole Foods Market* ..................................        5,000           74
Williams Sonoma* .....................................       10,000          153
--------------------------------------------------------------------------------
                                                                           3,727
--------------------------------------------------------------------------------
RUBBER & PLASTIC (0.5%)
Lernout & Hauspie Speech* ............................        7,500          208
--------------------------------------------------------------------------------
                                                                             208
--------------------------------------------------------------------------------
SEMI-CONDUCTORS/INSTRUMENTS (4.4%)
Altera * .............................................        3,500          231
Applied Magnetics * ..................................       10,000          145
Arc Capital, Cl A* ...................................       10,000           16
Atmel* ...............................................       10,000          285
Oak Technology* ......................................       13,000          650
Read-Rite* ...........................................        5,100           92
Recoton * ............................................       10,000          172
Vitesse Semiconductor* ...............................       20,000          252
--------------------------------------------------------------------------------
                                                                           1,843
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)
--------------------------------------------------------------------------------
EMERGING GROWTH FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                           SHARES         (000)
                                                          ----------------------
COMMON STOCKS (CONTINUED)
SPECIALTY MACHINERY (0.8%)
Standex International .............................         2,500        $    74
U.S. Filter* ......................................        10,000            258
--------------------------------------------------------------------------------
                                                                             332
--------------------------------------------------------------------------------
STEEL & STEEL WORKS (0.2%)
Align-Rite International* .........................         7,500             83
--------------------------------------------------------------------------------
                                                                              83
--------------------------------------------------------------------------------
TELEPHONES & TELECOMMUNICATION (3.6%)
Aspect Telecommunications* ........................         4,000            148
Cascade Communications* ...........................         3,500            274
Cidco* ............................................         1,500             45
Mitel* ............................................        10,000             57
Qualcomm* .........................................         5,000            224
Worldcom* .........................................        20,390            747
--------------------------------------------------------------------------------
                                                                           1,495
--------------------------------------------------------------------------------
TESTING LABORATORIES (0.6%)
Martek Biosciences* ...............................         2,500             88
Primark * .........................................         4,500            150
--------------------------------------------------------------------------------
                                                                             238
--------------------------------------------------------------------------------
WHOLESALE (5.2%)
Cardinal Health ...................................        13,000            775
Chronimed* ........................................         2,000             38
Citrix Systems* ...................................         6,500            206
Cordis* ...........................................         5,000            539
Ha Lo Industries* .................................         5,000            130
Hughes Supply .....................................        10,000            287
Silicon Storage Technology* .......................         7,000             77
Secure Computing* .................................         3,000            117
--------------------------------------------------------------------------------
                                                                           2,169
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Total Common Stocks
       (Cost $29,308,084) .......................................         35,372
--------------------------------------------------------------------------------
EQUITY OPTIONS (-0.1%)
Cisco Systems February 75 Calls* 02/17/96 .......................            (14)
Cisco Systems April 75 Calls* 04/20/96 ..........................            (20)
Cisco Systems February 65 Puts* 02/17/96 ........................            --
Cisco Systems April 65 Puts* 04/20/96 ...........................              2

                                                                         MARKET
                                                                         VALUE
                                                                         (000)
                                                                       ---------
Picturetel February 40 Calls* 02/17/96 .........................       $    (10)
Qualcomm February 45 Calls* 02/17/96 ...........................             (4)
Qualcom February 35 Puts* 02/17/96 .............................              1
Read-Rite  February 25 Puts* 02/17/96 ..........................             13
Sun Microsystems March 45 Calls* 03/16/96 ......................            (21)
-------------------------------------------------------------------------------
     Total Equity Options
       (Cost ($20,655)) ........................................            (53)
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (15.5%)
Morgan Stanley & Company 5.82%, dated 01/31/96,
   matures 02/01/96, repurchase price $6,481,911
   (collaterized by various FNMA , par value
   $15,788,629, 6.50%--9.50%, 08/01/97-- 01/01/16:
   total market value $6,631,179) ..............................          6,481
-------------------------------------------------------------------------------
     Total Repurchase Agreements
       (Cost $6,480,863) .......................................          6,481
-------------------------------------------------------------------------------
     Total Investments (100.1%)
       (Cost $35,768,292) ......................................         41,800
-------------------------------------------------------------------------------
Other Assets and Liabilities (-0.1%) ...........................            (30)
-------------------------------------------------------------------------------
NET ASSETS:
   Fund shares of Institutional Class (unlimited
     authorization--no par value) based on 3,497,444
     outstanding shares of beneficial interest .................         35,266
   Overdistributed Net Investment Income .......................             (2)
   Accumulated Net Realized Gain
     on Investments ............................................            474
   Net Unrealized Appreciation
     on Investments ............................................          6,032
-------------------------------------------------------------------------------
Total Net Assets: (100.0%) .....................................       $ 41,770
-------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS .........................................       $  11.94
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

* NON-INCOME PRODUCING SECURITY
CL-CLASS
FNMA-FEDERAL NATIONAL MORTGAGE ASSOCIATION

STATEMENT OF NET ASSETS                                         January 31, 1996
--------------------------------------------------------------------------------
STEPSTONE INTERNATIONAL EQUITY FUND

                                                                          MARKET
                                                                          VALUE
                                                           SHARES         (000)
                                                          ----------------------
FOREIGN COMMON STOCKS (93.6%)
FRANCE (9.0%)
Accor ..........................................           1,755          $  229
Alcatel Alsthom ................................           2,594             237
Banque Nationale Paris .........................           3,854             163
Carnaud Metal Box ..............................           4,800             205
Carrefour ......................................             450             289
Castorama ......................................           2,090             367
Chargeurs ......................................             770             177
Eaux Generale ..................................           1,500             159
Danone .........................................           1,500             238
Essilor International ..........................             750             159
GAN* ...........................................           5,800             184
Lafarge ........................................           2,830             191
LVMH Moet Hennesey .............................           1,800             401
Peugeot ........................................           1,400             204
Schneider ......................................           5,000             204
Societe Generale ...............................           1,754             206
Elf Aquitaine ..................................           2,385             178
Valeo ..........................................           3,500             177
--------------------------------------------------------------------------------
                                                                           3,968
--------------------------------------------------------------------------------
GERMANY (8.8%)
Allianz ........................................             214             417
BASF ...........................................             800             191
BMW ............................................             400             227
Bayer ..........................................             950             283
Bankgesellschaft Berlin ........................             650             166
Daimler-Benz ...................................             400             220
Degussa ........................................             500             183
Deutsche Bank ..................................           4,000             200
Gehe ...........................................             625             314
Karstadt .......................................             550             219
Preussag .......................................             700             207
RWE ............................................             750             294
Siemens ........................................             700             398
Schering .......................................           3,100             224
Veba ...........................................           8,000             356
--------------------------------------------------------------------------------
                                                                           3,899
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE
                                                         SHARES           (000)
                                                        ------------------------
HONG KONG (3.3%)
China Light & Power ............................          30,000         $   145
Hong Kong Telecommunications ...................         100,000             190
HSBC Holdings ..................................          15,195             252
Hutchison Whampoa ..............................          50,000             325
New World Development ..........................          60,000             303
Swire Pacific ..................................          30,000             262
--------------------------------------------------------------------------------
                                                                           1,477
--------------------------------------------------------------------------------
JAPAN (33.2%)
Amada Metrecs ..................................          27,000             430
Asahi Breweries ................................          36,000             415
Best Denki .....................................          29,000             413
Daiwa Securities ...............................          28,000             419
Fuji Bank ......................................          21,000             478
Fuji Photo Film ................................          14,000             396
Fujisawa Pharmaceutical ........................          43,000             388
Hitachi Cable ..................................          57,000             427
Japan Synthetic Rubber .........................          70,000             442
Kaneka .........................................          62,000             403
Kansai Electric Power ..........................          16,700             392
Katokichi ......................................          20,000             431
Komatsu ........................................          51,000             431
Long Term Credit Bank Japan ....................          54,000             395
Maeda ..........................................          41,000             422
Matsushita Electric Works ......................          40,000             423
Mitsubishi Heavy Industries ....................          49,000             389
Mitsui Marine & Fire ...........................          59,000             435
Mitsui Trust & Banking .........................          38,000             413
Nintendo .......................................           5,000             367
Nomura Securities ..............................          21,000             456
Olympus Optical ................................          44,000             445
Onward Kashiyama ...............................          28,000             417
Ryobi Limited ..................................          78,000             408
Sanden .........................................          64,000             418
Sanyo Electric .................................          71,000             419
Shinmaywa Industries ...........................          48,000             437
Sumitomo Bank ..................................          20,000             384
Takara Standard ................................          37,000             395
Tokio Marine & Fire ............................          34,000             427

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                          SHARES          (000)
                                                         -----------------------
FOREIGN COMMON STOCK (CONTINUED)
JAPAN (CONTINUED)
Tokyo Electric Power ...........................          15,900         $   405
Toppan Printing ................................          31,000             415
Toshiba ........................................          58,000             452
Toyo Ink .......................................          78,000             422
Yamato Transportation ..........................          39,000             449
--------------------------------------------------------------------------------
                                                                          14,658
--------------------------------------------------------------------------------
MALAYSIA (3.1%)
AMMB Holdings ..................................          20,000             227
Hume Industries ................................          40,000             189
Malayan Banking ................................          20,000             179
Petronas Gas ...................................          60,000             225
Sime Darby .....................................         100,000             268
Telekom Malaysia* ..............................          20,000             166
United Engineers ...............................          20,000             130
--------------------------------------------------------------------------------
                                                                           1,384
--------------------------------------------------------------------------------
NETHERLANDS (7.7%)
Aegon ..........................................           5,052             207
Akzo ...........................................           3,000             319
Ahold ..........................................           5,151             212
Elsevier .......................................          25,000             348
IHC  Caland ....................................          10,000             356
KPN ............................................           4,062             156
OCE-Vander Grinten .............................           4,000             274
Phillips Electronics* ..........................           5,000             199
Royal Dutch Petroleum ..........................           2,000             277
Unilever .......................................           2,000             288
VNU ............................................           2,500             370
Wolters Kluwer .................................           4,044             397
--------------------------------------------------------------------------------
                                                                           3,403
--------------------------------------------------------------------------------
SINGAPORE (3.8%)
Cerebos Pacific ................................          20,000             166
City Developments ..............................          35,000             284
Development Bank of Singapore* .................          18,000             255
Keppel .........................................          15,000             141
Natsteel .......................................          50,000             102
Singapore Airlines .............................          25,000             263
United Overseas Bank ...........................          42,000             453
--------------------------------------------------------------------------------
                                                                           1,664
--------------------------------------------------------------------------------

                                                                          MARKET
                                                                          VALUE
                                                         SHARES           (000)
                                                         -----------------------
SWEDEN (0.2%)
Astra* .......................................            2,500          $   102
--------------------------------------------------------------------------------
                                                                             102
--------------------------------------------------------------------------------
SWITZERLAND (7.9%)
Alusuisse Lonza ..............................              250              195
BBC Brown Boveri .............................              300              346
Ciba Geigy ...................................              400              333
CS Holdings ..................................            4,000              375
Nestle .......................................              400              421
Roche Holdings ...............................               90              658
SMH PC .......................................              600              344
Schweiz Bankverein ...........................              500              180
Union Bank of Switzerland* ...................              250              260
Sulzer Gerbruder .............................              220              131
Zurich Versicherungs .........................              950              258
--------------------------------------------------------------------------------
                                                                           3,501
--------------------------------------------------------------------------------
UNITED KINGDOM (15.3%)
Assocociated British Ports ...................           50,000              218
British Airport Authority ....................           60,000              440
BTR ..........................................          100,000              501
Rexam ........................................           50,000              287
Cable & Wireless .............................           60,000              403
Enterprise Oil ...............................           50,000              278
General Accident .............................           60,000              588
Hanson .......................................           75,000              230
Hardy Oil & Gas ..............................           40,000              120
Hays  PLC ....................................           50,000              277
Johnson Matthey ..............................           45,000              368
Marks & Spencer ..............................           75,000              492
National Grid Group* .........................           33,000              100
National Power ...............................           50,000              329
Prudential* ..................................           50,000              325
RTZ ..........................................           30,269              419
Reuters Holdings .............................           25,000              234
Lloyd's TSB  Group* ..........................          111,648              545
Southern Electric ............................           46,500              582
Whitbread ....................................            1,286               14
--------------------------------------------------------------------------------
                                                                           6,750
--------------------------------------------------------------------------------

STEPSTONE FUNDS(R)                                              January 31, 1996
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND (CONT'D)

                                                                          MARKET
                                                                          VALUE
                                                           SHARES         (000)
                                                          ----------------------
FOREIGN COMMON STOCK (CONTINUED)
OTHER (1.3%)
Latin America Equity Fund ............................       35,000       $  564
--------------------------------------------------------------------------------
                                                                             564
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Total Foreign Common Stocks
       (Cost $37,033,875) .........................................       41,370
--------------------------------------------------------------------------------
FOREIGN PREFERRED STOCK (0.3%)
GERMANY (0.3%)
Jungheinrich .........................................          700          116
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Total Foreign Preferred Stocks
       (Cost $164,208) ............................................          116
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (5.7%)
J.P. Morgan Securities, 5.80%, dated
   01/31/96, matures 02/01/96,
   repurchase price $2,539,137
   (collateralized by U.S. Treasury
   Note, total par value $2,520,000, 5.50%,
   02/28/99, market value $2,603,077) .............................        2,538
--------------------------------------------------------------------------------
     Total Repurchase Agreement
       (Cost $2,538,336) ..........................................        2,538
--------------------------------------------------------------------------------
     Total Investments (99.6%)
       (Cost $39,736,419) .........................................       44,024
--------------------------------------------------------------------------------
Other Assets and Liabilities, Net (0.4%) ..........................          164
--------------------------------------------------------------------------------

                                                                         MARKET
                                                                         VALUE
                                                                         (000)
                                                                      ----------
NET ASSETS:
   Fund Shares of Institutional Class (unlimited
     authorization--no par value) based on 1,178,705
     outstanding shares of beneficial interest ...................       $39,586
   Accumulated net realized gain
     on investments ..............................................            45
   Accumulated net realized
     gain on foreign currency
     transactions ................................................           179
   Undistributed net
     investment income ...........................................             2
   Net unrealized appreciation on
     foreign currency and translation
     of other assets and liabilities
     in foreign currency .........................................            89
   Net unrealized appreciation
     on investments ..............................................         4,287
--------------------------------------------------------------------------------
Total Net Assets: (100.0%) .......................................       $44,188
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE--
   INSTITUTIONAL CLASS ...........................................       $ 37.49
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*  NON-INCOME PRODUCING SECURITIES.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS                      FOR THE YEAR ENDED JANUARY 31, 1996
-------------------------------------------------------------------------------
STEPSTONE FUNDS


                                                                                     (IN THOUSANDS)
                                                                -----------------------------------------------------------

                                                                    TREASURY                     CALIFORNIA TAX-FREE
                                                                  MONEY MARKET    MONEY MARKET      MONEY MARKET
                                                                      FUND            FUND              FUND
---------------------------------------------------------------------------------------------------------------------------
Interest Income.................................................    $18,032          $39,551           $4,339
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Administrative Fee...........................................        415              895              157
   Investment Adviser Fee.......................................        930            2,002              351
   Investment Adviser Fee Waiver................................       (155)              --             (241)
   Custodian/Wire Agent Fee.....................................         33               79               11
   Professional Fees............................................         57              122               14
   Registration Fees............................................         55               71               14
   Distribution Fee (1).........................................        572              720              285
   Distribution Fee Waiver......................................       (214)            (270)             (49)
   Insurance Expenses...........................................          3                7                1
   Trustees Fees................................................          6               20                2
   Printing Expenses............................................         20               75               11
   Miscellaneous Expenses.......................................         25               46                1
   Amortization of Deferred Organizational Costs................          6                6                6
---------------------------------------------------------------------------------------------------------------------------
         TOTAL EXPENSES.........................................      1,753            3,773              563
   Net Investment Income........................................     16,279           35,778            3,776
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments.........................          5              (13)              --
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from Operations................    $16,284          $35,765           $3,776
===========================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) ALL DISTRIBUTION FEES ARE INCURRED IN THE INVESTMENT CLASS


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
STEPSTONE FUNDS


                                                                                 (IN THOUSANDS)
                                                           ----------------------------------------------------------------

                                                                              LIMITED     CALIFORNIA
                                                           INTERMEDIATE-     MATURITY      TAX-FREE     CONVERTIBLE
                                                             TERM BOND      GOVERNMENT       BOND       SECURITIES
                                                               FUND            FUND          FUND          FUND
Interest Income............................................   $ 8,623         $2,231        $  670        $  460
Dividend Income............................................        --             --            --           181
Less: Foreign Taxes withheld, net of reclaims..............        --             --            --            --
---------------------------------------------------------------------------------------------------------------------------
           Total Investment Income.........................     8,623          2,231           670           641
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Administrative Fee......................................       174             47            17            17
   Investment Adviser Fee..................................       648            106            64            77
   Investment Adviser Fee Waiver...........................        --             --           (61)           --
   Custodian/Wire Agent Fee................................        14              6             2             2
   Professional Fees.......................................        20              8             2             3
   Registration Fees.......................................         9              3             3             2
   Distribution Fee (1)....................................        26              3            18            --
   Distribution Fee Waiver.................................       (26)            (3)          (18)           --
   Insurance Fees..........................................         1              1            --            --
   Trustees Fees...........................................         2              1             1             1
   Printing Fees...........................................        10              5             1             2
   Miscellaneous Fees......................................         1              8             1             1
   Amortization of Deferred Organizational Costs...........         6              1            --             4
---------------------------------------------------------------------------------------------------------------------------
           TOTAL EXPENSES..................................       885            186            30           109
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income...................................     7,738          2,045           640           532
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments....................     3,766           (119)         (598)          (14)
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Option Contracts...............        --             --            --             1
---------------------------------------------------------------------------------------------------------------------------
Net Realized Gain on Foreign Currency Transactions.........        --             --            --            --
---------------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation
   on Investments..........................................     8,187            905         2,004         1,682
---------------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation on Foreign Currency......        --             --            --            --
---------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on
   Investments.............................................    11,953            786         1,406         1,669
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from
   Operations..............................................   $19,691         $2,831        $2,046        $2,201
===========================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) ALL DISTRIBUTION FEES ARE INCURRED IN THE INVESTMENT CLASS.
(2) COMMENCED OPERATIONS FEBRUARY 1, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------
                                             FOR THE YEAR ENDED JANUARY 31, 1996

--------------------------------------------------------------------------------



                                                                               (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------

                                           GOVERNMENT                 GROWTH         VALUE     BLUE CHIP    EMERGING  INTERNATIONAL
                                           SECURITIES    BALANCED     EQUITY       MOMENTUM     GROWTH       GROWTH      EQUITY
                                              FUND         FUND        FUND          FUND        FUND         FUND       FUND(2)
Interest Income...........................    $2,467     $ 5,238      $  620        $  676     $  172      $  307       $  235
Dividend Income...........................        --       3,024       1,786         4,912        970          98          841
Less: Foreign Taxes withheld,
   net of reclaims........................        --          --          --            --         --          --          (96)
-----------------------------------------------------------------------------------------------------------------------------------
           Total Investment Income........     2,467       8,262       2,406         5,588      1,142         405          980
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Administrative Fee.....................        50         277         218           261         65          43           54
   Investment Adviser Fee.................       186       1,239         973         1,169        289         255          376
   Investment Adviser Fee Waiver..........        --          --          --            --         --          --          (77)
   Custodian/Wire Agent Fee...............         7          25          20            24          8           7           61
   Professional Fees......................        11          38          30            36         13          10            8
   Registration Fees......................         6          23          16            18          8           6           17
   Distribution Fee (1)...................        --          30           7            42         --          --           --
   Distribution Fee Waiver................        --         (23)         (6)          (32)        --          --           --
   Insurance Fees.........................         1           2           2             2         --          --           --
   Trustees Fees..........................         1           6           5             6          1           1            1
   Printing Fees..........................         7          24          20            23          7           7            4
   Miscellaneous Fees.....................         6          11           8            14          4           2           12
   Amortization of Deferred
      Organizational Costs................         4           6           6             6          4           4            5
-----------------------------------------------------------------------------------------------------------------------------------
           Total Expenses.................       279       1,658       1,299         1,569        399         335          461
-----------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income..................     2,188       6,604       1,107         4,019        743          70          519
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Investments...     1,661       6,254      11,047         9,006      3,514        1020          167
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain (Loss) on Option
   Contracts..............................        --         104         182            --       (379)       (107)          --
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized Gain on Foreign
   Currency Transactions..................        --          --          --            --         --          --          179
-----------------------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation
   on Investments.........................     1,677      38,493      32,685        52,751     10,866       7,122        4,287
-----------------------------------------------------------------------------------------------------------------------------------
Change in Unrealized Appreciation on
   Foreign Currency.......................        --         --          --             --         --          --           89
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain on
   Investments............................     3,338      44,851      43,914        61,757     14,001       8,035        4,722
-----------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets Resulting from
   Operations.............................    $5,526     $51,455     $45,021       $65,776    $14,744      $8,105       $5,241
===================================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) ALL DISTRIBUTION FEES ARE INCURRED IN THE INVESTMENT CLASS.
(2) COMMENCED OPERATIONS FEBRUARY 1, 1995.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
STEPSTONE FUNDS


                                                                             (IN THOUSANDS)
                                                   --------------------------------------------------------------------------------

                                                           TREASURY                                        CALIFORNIA TAX-FREE
                                                         MONEY MARKET              MONEY MARKET                MONEY MARKET
                                                             FUND                       FUND                        FUND
                                                   ------------------------    ------------------------    ------------------------
                                                     02/01/95     02/01/94       02/01/95    02/01/94        02/01/95    02/01/94
                                                   TO 01/31/96  TO 01/31/95    TO 01/31/96  TO 01/31/95    TO 01/31/96  TO 01/31/95
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income.......................... $   16,279   $    7,672      $   35,778   $   23,714      $  3,776     $  3,080
   Net Realized Gain (Loss) on Investments........          5           (3)            (13)      (1,770)           --           (2)
-----------------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets Resulting
     From Operations..............................     16,284        7,669          35,765       21,944         3,776        3,078
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income:
     Institutional Class..........................     (8,954)      (5,797)        (26,497)     (20,599)       (1,571)      (1,684)
     Investment Class.............................     (7,325)      (1,875)         (9,276)      (3,119)       (2,205)      (1,396)
   Capital Gains:
     Institutional Class..........................         --           --              --           --            --          --
     Investment Class.............................         --           --              --           --            --          --
-----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions........................    (16,279)      (7,672)        (35,773)     (23,718)       (3,776)      (3,080)
-----------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets..............................          5           (3)             (8)      (1,774)            0           (2)
-----------------------------------------------------------------------------------------------------------------------------------
Share Transactions (All at $1.00 Per Share):
   Institutional Class:
     Shares Issued................................  1,141,639    1,154,823       3,642,987    4,039,913       307,913      428,596
     Shares Issued in Lieu of Cash Distributions..      2,164          132          12,994        2,932           632           --
     Shares Redeemed.............................. (1,104,578)  (1,182,795)     (3,689,649)  (4,003,889)     (317,672)    (429,526)
                                                   ----------   ----------      ----------   ----------      --------     --------
       Total Institutional Share Transactions.....     39,225      (27,840)        (33,668)      38,956        (9,127)        (930)
   Investment Class:
     Shares Issued................................    467,443      259,095         420,652      245,168       143,423      114,291
     Shares Issued in Lieu of Cash Distributions..      6,283        1,483           8,172        2,916         1,956        1,342
     Shares Redeemed..............................   (387,009)    (160,743)       (280,481)    (222,938)     (113,696)    (118,359)
                                                   ----------   ----------      ----------   ----------      --------     --------
       Total Investment Share Transactions........     86,717       99,835         148,343       25,146        31,683       (2,726)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets From
   Share Transactions.............................    125,942       71,995         114,675       64,102        22,556       (3,656)
-----------------------------------------------------------------------------------------------------------------------------------
Direct Contribution of Capital (1)................         --           --              --          607            --           --
-----------------------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease) in Net Assets....    125,947       71,992         114,667       62,935        22,556       (3,658)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period............................    272,059      200,067         648,021      585,086       101,544      105,202
-----------------------------------------------------------------------------------------------------------------------------------
   End of Period.................................. $  398,006   $  272,059      $  762,688   $  648,021     $ 124,100    $ 101,544
===================================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) SEE NOTE 3 OF THE FINANCIAL STATEMENTS.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
STEPSTONE FUNDS

                                                                            (IN THOUSANDS)
                                                   --------------------------------------------------------------------------------
                                                         INTERMEDIATE-             LIMITED MATURITY              CALIFORNIA
                                                           TERM BOND                  GOVERNMENT               TAX-FREE BOND
                                                             FUND                        FUND                       FUND
                                                   ------------------------    ------------------------    ------------------------
                                                     02/01/95     02/01/94       02/01/95    02/01/94        02/01/95    02/01/94
                                                   TO 01/31/96  TO 01/31/95    TO 01/31/96  TO 01/31/95    TO 01/31/96  TO 01/31/95
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income............................  $ 7,738      $ 7,277        $ 2,045      $ 1,685        $   640      $ 1,079
  Net Realized Gain (Loss) on Investments..........    3,766       (5,179)          (119)      (1,639)          (598)        (711)
  Change in Unrealized Appreciation (Depreciation)
    on Investments.................................    8,187       (7,862)           905         (384)         2,004       (2,030)
  Change in Unrealized Appreciation on
    Foreign Currency...............................       --           --             --           --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting
    From Operations................................   19,691       (5,764)         2,831         (338)         2,046       (1,662)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income:
    Institutional Class............................   (7,330)      (6,835)        (2,021)      (1,580)          (429)        (835)
    Investment Class...............................     (383)        (477)           (42)         (83)          (224)        (247)
  Capital Gains:
    Institutional Class............................       --         (168)            --           --             --           --
    Investment Class...............................       --          (11)            --           --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions.........................   (7,713)      (7,491)        (2,063)      (1,663)          (653)      (1,082)
-----------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets...............................   11,978      (13,255)           768       (2,001)         1,393       (2,744)
-----------------------------------------------------------------------------------------------------------------------------------
Share Transactions:
  Institutional Class:
    Shares Issued..................................   42,987       17,791          4,715       10,856          1,685        1,005
    Shares Issued in Lieu of Cash Distributions....    7,227        6,843          2,005        1,550             18           17
    Shares Redeemed................................  (38,490)     (32,744)        (5,203)     (11,266)       (11,244)      (8,205)
                                                    --------     --------       --------     --------       --------      -------
       Total Institutional Share Transactions......   11,724       (8,110)         1,517        1,140         (9,541)      (7,183)
  Investment Class:
    Shares Issued..................................       78        1,196             41          416            337        3,502
    Shares Issued in Lieu of Cash Distributions....      383          488             42           82            224          247
    Shares Redeemed................................   (1,297)      (3,442)          (222)      (2,767)        (1,626)      (1,174)
                                                    --------     --------       --------     --------       --------      -------
       Total Investment Share Transactions.........     (836)      (1,758)          (139)      (2,269)        (1,065)       2,575
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets From
    Share Transactions.............................   10,888       (9,868)         1,378       (1,129)       (10,606)      (4,608)
-----------------------------------------------------------------------------------------------------------------------------------
       Total Increase (Decrease) in Net Assets.....   22,866      (23,123)         2,146       (3,130)        (9,213)      (7,352)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of Period.............................  116,493      139,616         34,000       37,130         17,675       25,027
-----------------------------------------------------------------------------------------------------------------------------------
   End of Period................................... $139,359     $116,493        $36,146      $34,000        $ 8,462      $17,675
-----------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Institutional Shares:
    Issued.........................................    4,225        1,775            491        1,108            178          109
    Issued in Lieu of Cash Distributions...........      710          692            209          161              2            2
    Redeemed.......................................   (3,773)      (3,269)          (542)      (1,165)        (1,183)        (894)
                                                    --------     --------       --------     --------       --------      -------
       Total Institutional Share Transactions......    1,162         (802)           158          104         (1,003)        (783)
  Investment Shares:
    Issued.........................................        7          117              4           41             35          368
    Issued in Lieu of Cash Distributions...........       38           49              4            9             24           27
    Redeemed.......................................     (128)        (347)           (23)        (285)          (171)        (131)
                                                    --------     --------       --------     --------       --------      -------
       Total Investment Share Transactions.........      (83)        (181)           (15)        (253)          (112)         264
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Share Transactions......    1,079         (983)           143         (131)        (1,115)        (519)
===================================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
STEPSTONE FUNDS


                                                                                   (IN THOUSANDS)
                                                   --------------------------------------------------------------------------------

                                                    CONVERTIBLE SECURITIES       GOVERNMENT SECURITIES            BALANCED
                                                             FUND                       FUND                        FUND
                                                   ------------------------    ------------------------    ------------------------
                                                     02/01/95     02/01/94       02/01/95     02/01/94       02/01/95    02/01/94
                                                   TO 01/31/96  TO 01/31/95    TO 01/31/96  TO 01/31/95    TO 01/31/96  TO 01/31/95
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income............................  $  532      $  287         $ 2,188       $ 1,592        $ 6,604      $ 5,777
  Net Realized Gain (Loss) on Investments..........     (14)        (44)          1,661        (2,044)         6,254          569
  Net Realized Gain (Loss ) on Option Contracts....       1          --              --            --            104           --
  Net Realized Gain on Foreign Currency
    Transactions...................................      --          --              --            --             --           --
  Change in Unrealized Appreciation (Depreciation)
    on Investments.................................   1,682        (573)          1,677          (551)        38,493      (10,690)
  Change in Unrealized Appreciation on Foreign
    Currency.......................................      --          --              --            --             --           --
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting
    From Operations................................   2,201        (330)          5,526        (1,003)        51,455       (4,344)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Net Investment Income:
    Institutional Class............................    (522)       (275)         (2,167)       (1,535)        (6,372)      (5,505)
    Investment Class...............................      --          --              --            --           (235)        (259)
  Capital Gains:
    Institutional Class............................      --          --              --            --         (5,794)         (49)
    Investment Class...............................      --          --              --            --           (213)          (2)
-----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions..........................    (522)       (275)         (2,167)       (1,535)       (12,614)      (5,815)
-----------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets...............................   1,679        (605)          3,359        (2,538)        38,841      (10,159)
-----------------------------------------------------------------------------------------------------------------------------------
Share Transactions:
  Institutional Class:
    Shares Issued..................................   7,325      12,990          26,500        41,604         66,771       60,233
    Shares Issued in Lieu of Cash Distributions....     522         275           2,167         1,535         12,136        5,545
    Shares Redeemed................................  (3,155)     (2,363)        (17,479)       (8,423)       (49,861)     (40,859)
                                                   --------    --------        --------      --------       --------     --------
      Total Institutional Share Transactions.......   4,692      10,902          11,188        34,716         29,046       24,919
  Investment Class:
    Shares Issued..................................      --          --              --            --            495        1,527
    Shares Issued in Lieu of Cash Distributions....      --          --              --            --            448          262
    Shares Redeemed................................      --          --              --            --         (1,092)      (1,468)
                                                   --------    --------        --------      --------       --------     --------
      Total Investment Share Transactions..........      --          --              --            --           (149)         321
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets From
    Share Transactions.............................   4,692      10,902          11,188        34,716         28,897       25,240
-----------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets......   6,371      10,297          14,547        32,178         67,738       15,081
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period..............................  10,297          --          32,178            --        174,562      159,481
-----------------------------------------------------------------------------------------------------------------------------------
  End of Period.................................... $16,668     $10,297         $46,725       $32,178       $242,300     $174,562
-----------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Institutional Shares:
    Issued.........................................     728       1,358           2,753         4,306          5,157        5,240
    Issued in Lieu of Cash Distributions...........      53          29             228           168            921          483
    Redeemed.......................................    (317)       (254)         (1,829)         (925)        (3,894)      (3,564)
                                                   --------    --------        --------      --------       --------     --------
      Total Institutional Share Transactions.......     464       1,133           1,152         3,549          2,184        2,159
  Investment Shares:
    Issued.........................................      --          --              --            --             37          131
    Issued in Lieu of Cash Distributions...........      --          --              --            --             34           23
    Redeemed.......................................      --          --              --            --            (88)        (128)
                                                   --------    --------        --------      --------       --------     --------
      Total Investment Share Transactions..........      --          --              --            --            (17)          26
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Share Transactions.................     464      1,133            1,152         3,549          2,167        2,185
===================================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) COMMENCED OPERATIONS ON FEBRUARY 1, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                                                                      (IN THOUSANDS)
                                                                   ------------------------------------------------------

                                                                        GROWTH EQUITY             VALUE MOMENTUM
                                                                            FUND                       FUND
                                                                   ------------------------   ------------------------
                                                                     02/01/95     02/01/94      02/01/95     02/01/94
                                                                   TO 01/31/96  TO 01/31/95   TO 01/31/96  TO 01/31/95
-------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income...........................................   $ 1,107      $  957        $ 4,019       $ 3,633
  Net Realized Gain (Loss) on Investments.........................    11,047      (1,230)         9,006         1,742
  Net Realized Gain (Loss) on Option Contracts....................       182          23             --            --
  Net Realized Gain on Foreign Currency Transactions..............        --          --             --            --
  Change in Unrealized Appreciation (Depreciation) on Investments.    32,685      (7,247)        52,751       (10,607)
  Change in Unrealized Appreciation on Foreign Currency...........        --          --             --            --
-------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting From Operations.......    45,021      (7,497)        65,776        (5,232)
-------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Investment Income:
    Institutional Class...........................................    (1,121)       (901)        (3,872)       (3,373)
    Investment Class..............................................       (11)         (9)          (209)         (231)
  Capital Gains:
    Institutional Class...........................................    (9,394)     (1,753)        (4,808)         (584)
    Investment Class..............................................      (102)        (19)          (258)          (39)
-------------------------------------------------------------------------------------------------------------------------
      Total Distributions.........................................   (10,628)     (2,682)        (9,147)       (4,227)
-------------------------------------------------------------------------------------------------------------------------
Change in Net Assets..............................................    34,393     (10,179)        56,629        (9,459)
-------------------------------------------------------------------------------------------------------------------------
Share Transactions:
  Institutional Class:
    Shares Issued.................................................    33,917      32,462         44,290        37,157
    Shares Issued in Lieu of Cash Distributions...................    10,453       2,638          8,517         3,881
    Shares Redeemed...............................................   (36,487)    (31,007)       (34,471)      (22,646)
                                                                    --------    --------       --------      --------
      Total Institutional Share Transactions......................     7,883       4,093         18,336        18,392
  Investment Class:
    Shares Issued.................................................       683         410            875         2,309
    Shares Issued in Lieu of Cash Distributions...................       113          28            467           270
    Shares Redeemed...............................................      (227)       (166)        (2,356)       (1,552)
                                                                    --------    --------       --------      --------
      Total Investment Share Transactions.........................       569         272         (1,014)        1,027
-------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets From Share Transactions................     8,452       4,365         17,322        19,419
-------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets.....................    42,845      (5,814)        73,951         9,960
-------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period.............................................   138,090     143,904        159,915       149,955
-------------------------------------------------------------------------------------------------------------------------
  End of Period...................................................  $180,935    $138,090        $233,866      $159,915
-------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Institutional Shares:
    Issued........................................................     2,017       2,284          2,744         2,746
    Issued in Lieu of Cash Distributions..........................       617         187            515           289
    Redeemed......................................................    (2,167)     (2,212)        (2,161)       (1,683)
                                                                    --------    --------       --------      --------
      Total Institutional Share Transactions......................       467         259          1,098         1,352
  Investment Shares:
    Issued........................................................        39          28             53           170
    Issued in Lieu of Cash Distributions..........................         7           2             28            20
    Redeemed......................................................       (13)        (11)          (157)         (115)
                                                                    --------    --------       --------      --------
          Total Investment Share Transactions.....................        33          19            (76)           75
-------------------------------------------------------------------------------------------------------------------------
Net Increase in Share Transactions................................       500         278          1,022         1,427
=========================================================================================================================

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
(1) COMMENCED OPERATIONS ON FEBRUARY 1, 1995.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


                                                                                                   (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       INTERNATIONAL
                                                                        BLUE CHIP GROWTH           EMERGING GROWTH        EQUITY
                                                                             FUND                        FUND              FUND
                                                                   ------------------------   ------------------------  ------------
                                                                     02/01/95    02/01/94       02/01/95    02/01/94     02/01/95(1)
                                                                   TO 01/31/96  TO 01/31/95   TO 01/31/96  TO 01/31/95   TO 01/31/96
-----------------------------------------------------------------------------------------------------------------------------------
Investment Activities:
  Net Investment Income...........................................    $  743      $  561          $  70       $  164        $  519
  Net Realized Gain (Loss) on Investments.........................     3,514      (1,859)          1020          469           167
  Net Realized Gain (Loss) on Option Contracts....................      (379)        140           (107)          67            --
  Net Realized Gain on Foreign Currency Transactions..............        --          --             --           --           179
  Change in Unrealized Appreciation (Depreciation) on Investments.    10,866         882          7,122       (1,091)        4,287
  Change in Unrealized Appreciation on Foreign Currency...........        --          --             --           --            89
-----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets Resulting From Operations.......    14,744        (276)         8,105         (391)        5,241
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
  Investment Income:
    Institutional Class...........................................     (762)        (526)           (88)        (147)         (517)
    Investment Class..............................................       --           --             --           --            --
  Capital Gains:
    Institutional Class...........................................     (925)          --           (867)        (108)         (122)
    Investment Class..............................................       --           --             --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
      Total Distributions.........................................   (1,687)        (526)          (955)        (255)         (639)
-----------------------------------------------------------------------------------------------------------------------------------
Change in Net Assets..............................................   13,057         (802)         7,150         (646)        4,602
-----------------------------------------------------------------------------------------------------------------------------------
Share Transactions:
  Institutional Class:
    Shares Issued.................................................   20,422       44,610         17,160       28,965        44,605
    Shares Issued in Lieu of Cash Distributions...................    1,687          526            955          255           639
    Shares Redeemed...............................................  (10,075)      (6,015)        (7,423)      (4,646)       (5,658)
                                                                    -------      --------       -------      -------       -------
      Total Institutional Share Transactions......................   12,034       39,121         10,692       24,574        39,586
  Investment Class:
    Shares Issued.................................................       --           --             --           --            --
    Shares Issued in Lieu of Cash Distributions...................       --           --             --           --            --
    Shares Redeemed...............................................       --           --             --           --            --
                                                                    -------     --------        -------      -------       -------
      Total Investment Share Transactions.........................       --           --             --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets From Share Transactions................   12,034       39,121         10,692       24,574        39,586
-----------------------------------------------------------------------------------------------------------------------------------
      Total Increase (Decrease) in Net Assets.....................   25,091       38,319         17,842       23,928        44,188
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period.............................................   38,319           --         23,928           --            --
-----------------------------------------------------------------------------------------------------------------------------------
  End of Period...................................................  $63,410      $38,319        $41,770      $23,928       $44,188
-----------------------------------------------------------------------------------------------------------------------------------
Shares Issued and Redeemed:
  Institutional Shares:
    Issued........................................................    1,769        4,605          1,579        3,007         1,320
    Issued in Lieu of Cash Distributions..........................      145           56             84           27            18
    Redeemed......................................................     (917)        (639)          (704)        (495)         (159)
                                                                    -------     --------        -------      -------       -------
      Total Institutional Share Transactions......................      997        4,022            959        2,539         1,179
  Investment Shares:
    Issued........................................................       --           --             --           --            --
    Issued in Lieu of Cash Distributions..........................       --           --             --           --            --
    Redeemed......................................................       --           --             --           --            --
                                                                    -------     --------        -------      -------       -------
          Total Investment Share Transactions.....................       --           --             --           --            --
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Share Transactions................................      997        4,022            959        2,539         1,179
===================================================================================================================================

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
STEPSTONE FUNDS
For a Share Outstanding Throughout the Period or Year


                          INVESTMENT ACTIVITIES        DISTRIBUTIONS
                NET     --------------------------  -------------------                  NET
               ASSET                 NET REALIZED                                       ASSET
               VALUE,      NET      AND UNREALIZED     NET               CONTRIBUTION   VALUE,
             BEGINNING  INVESTMENT    GAIN (LOSS)   INVESTMENT  CAPITAL       OF        END OF
             OF PERIOD    INCOME   ON INVESTMENTS     INCOME     GAINS      CAPITAL     PERIOD
-------------------------------------------------------------------------------------------------
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         1.00       0.054         --          (0.054)      --           --         1.00
  1995         1.00       0.039         --          (0.039)      --           --         1.00
  1994         1.00       0.027         --          (0.027)      --           --         1.00
  1993 (1)     1.00       0.005         --          (0.005)      --           --         1.00
  INVESTMENT CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         1.00       0.051         --          (0.051)      --           --         1.00
  1995         1.00       0.036         --          (0.036)      --           --         1.00
  1994 (2)     1.00       0.022         --          (0.022)      --           --         1.00
-----------------
MONEY MARKET FUND
-----------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         1.00       0.054         --          (0.054)      --           --         1.00
  1995         1.00       0.039     (0.001)         (0.039)      --        0.001         1.00
  1994         1.00       0.029         --          (0.029)      --           --         1.00
  1993         1.00       0.035         --          (0.035)      --           --         1.00
  1992 (3)     1.00       0.057         --          (0.057)      --           --         1.00
  INVESTMENT CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         1.00       0.052         --          (0.052)      --           --         1.00
  1995         1.00       0.037         --          (0.037)      --           --         1.00
  1994         1.00       0.027         --          (0.027)      --           --         1.00
  1993         1.00       0.033         --          (0.033)      --           --         1.00
  1992 (4)     1.00       0.036         --          (0.036)      --           --         1.00




                                                                              RATIO OF
                                                RATIO                      NET INVESTMENT
                         NET                  OF EXPENSES     RATIO OF        INCOME TO
                        ASSETS,   RATIO OF    TO AVERAGE   NET INVESTMENT     AVERAGE
                        END OF    EXPENSES    NET ASSETS       INCOME        NET ASSETS
               TOTAL    PERIOD   TO AVERAGE   EXCLUDING      TO AVERAGE       EXCLUDING
               RETURN    (000)   NET ASSETS   FEE WAIVERS    NET ASSETS      FEE WAIVERS
-----------------------------------------------------------------------------------------
--------------------------
TREASURY MONEY MARKET FUND
--------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         5.52%    182,286     0.45%        0.50%         5.37%           5.32%
  1995         3.97%    143,035     0.44%        0.51%         3.85%           3.78%
  1994         2.75%    170,879     0.45%        0.55%         2.72%           2.62%
  1993 (1)     2.90%*   125,673     0.45%*       0.55%*        2.81%*          2.71%*
  INVESTMENT CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         5.26%    215,720     0.70%        0.90%         5.10%           4.90%
  1995         3.71%    129,024     0.69%        0.90%         4.04%           3.83%
  1994 (2)     2.51%*    29,188     0.71%*       0.96%*        2.45%*          2.20%*
-----------------
MONEY MARKET FUND
-----------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         5.57%    503,080     0.50%        0.50%         5.43%           5.43%
  1995         3.99%    536,754     0.50%        0.50%         3.93%           3.93%
  1994         2.99%    498,795     0.49%        0.49%         2.93%           2.93%
  1993         3.61%    521,664     0.46%        0.46%         3.47%           3.47%
  1992 (3)     5.86%    240,341     0.48%        0.51%         5.68%           5.65%
  INVESTMENT CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         5.31%    259,608     0.75%        0.90%         5.16%           5.01%
  1995         3.78%    111,267     0.70%        0.90%         3.79%           3.59%
  1994         2.77%     86,291     0.70%        0.89%         2.71%           2.52%
  1993         3.36%     79,253     0.69%        0.86%         3.41%           3.24%
  1992 (4)     4.74%*   144,086     0.67%*       0.70%*        4.95%*          4.92%*

*   ANNUALIZED.
(1) COMMENCED OPERATIONS ON DECEMBER 1, 1992.
(2) COMMENCED OPERATIONS ON MARCH 5, 1993.
(3) COMMENCED OPERATIONS ON FEBRUARY 1, 1991.
(4) COMMENCED OPERATIONS ON MAY 28, 1991.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------

                        INVESTMENT ACTIVITIES     DISTRIBUTIONS
                        ---------------------  -------------------
                                       NET
                                    REALIZED
                 NET                   AND                            NET
                ASSET              UNREALIZED                        ASSET
                VALUE,     NET        GAIN        NET                VALUE,
              BEGINNING INVESTMENT  (LOSS) ON  INVESTMENT  CAPITAL   END OF    TOTAL
              OF PERIOD   INCOME   INVESTMENTS   INCOME     GAINS    PERIOD   RETURN
-----------------------------------------------------------------------------------------
-------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-------------------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996          1.00      0.034        --       (0.034)      --       1.00    3.48%
  1995          1.00      0.026        --       (0.026)      --       1.00    2.67%
  1994          1.00      0.021        --       (0.021)      --       1.00    2.13%
  1993          1.00      0.025        --       (0.025)      --       1.00    2.61%
  1992 (5)      1.00      0.025        --       (0.025)      --       1.00    3.75%*
  INVESTMENT CLASS(**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996          1.00      0.031        --       (0.031)      --       1.00    3.14%
  1995          1.00      0.023        --       (0.023)      --       1.00    2.33%
  1994          1.00      0.018        --       (0.018)      --       1.00    1.80%
  1993          1.00      0.022        --       (0.022)      --       1.00    2.27%
  1992 (6)      1.00      0.021        --       (0.021)      --       1.00    3.24%*
---------------------------
INTERMEDIATE-TERM BOND FUND
---------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996          9.67      0.609      0.951      (0.609)      --      10.62   16.58%
  1995         10.72      0.589     (1.034)     (0.590)   (0.015)     9.67   (4.11%)
  1994         10.57      0.598      0.352      (0.595)   (0.205)    10.72    9.22%
  1993         10.49      0.650      0.409      (0.636)   (0.343)    10.57   10.47%
  1992 (3)     10.00      0.750      0.603      (0.745)   (0.118)    10.49   14.05%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996          9.67      0.609      0.940      (0.609)      --      10.61   16.48%
  1995         10.72      0.589     (1.034)     (0.590)   (0.015)     9.67   (4.11%)
  1994         10.57      0.615      0.335      (0.595)   (0.205)    10.72    9.23%
  1993 (11)    10.49      0.609      0.450      (0.636)   (0.343)    10.57   10.59%*



-------------------------------------------------------------------------------
                                                             RATIO
                                                             OF NET
                                                           INVESTMENT
                                                 RATIO     INCOME TO
                        RATIO OF    RATIO       OF NET      AVERAGE
                NET     EXPENSES  OF EXPENSES  INVESTMENT     NET
               ASSETS,     TO     TO AVERAGE   INCOME TO    ASSETS
               END OF   AVERAGE  NET ASSETS     AVERAGE    EXCLUDING  PORTFOLIO
               PERIOD      NET    EXCLUDING       NET         FEE      TURNOVER
                (000)    ASSETS   FEE WAIVERS    ASSETS     WAIVERS      RATE
-------------------------------------------------------------------------------
-------------------------------------
CALIFORNIA TAX-FREE MONEY MARKET FUND
-------------------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         42,923     0.28%      0.49%       3.43%       3.22%       --
  1995         52,050     0.29%      0.50%       2.66%       2.45%       --
  1994         52,982     0.30%      0.54%       2.09%       1.85%       --
  1993         45,521     0.30%      0.54%       2.53%       2.29%       --
  1992 (5)     30,567     0.30%*     0.57%*      3.82%*      3.55%*      --
  INVESTMENT CLASS(**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996         81,177     0.61%      0.88%       3.09%       2.82%       --
  1995         49,494     0.62%      0.90%       2.33%       2.05%       --
  1994         52,220     0.63%      0.94%       1.76%       1.45%       --
  1993          8,542     0.63%      0.94%       2.21%       1.90%       --
  1992 (6)      8,246     0.61%*     0.88%*      3.44%*      3.17%*      --
---------------------------
INTERMEDIATE-TERM BOND FUND
---------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996        132,942     0.68%      0.68%       5.97%       5.97%      147%
  1995        109,848     0.71%      0.71%       5.89%       5.89%       95%
  1994        130,308     0.69%      0.69%       5.56%       5.56%       72%
  1993        112,806     0.67%      0.67%       6.16%       6.16%       88%
  1992 (3)     76,779     0.72%      0.75%       7.37%       7.34%      126%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996          6,417     0.68%      1.09%       5.99%       5.58%      147%
  1995          6,645     0.71%      1.11%       5.87%       5.47%       95%
  1994          9,308     0.69%      1.09%       5.51%       5.11%       72%
  1993 (11)     2,897     0.65%*     1.05%*      6.01%*      5.61%*      88%

 *   ANNUALIZED.
**   TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(3)  COMMENCED OPERATIONS ON FEBRUARY 1, 1991.
(5)  COMMENCED OPERATIONS ON JUNE 10, 1991.
(6)  COMMENCED OPERATIONS ON JUNE 25, 1991.
(11) COMMENCED OPERATIONS ON FEBRUARY 3, 1992.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
STEPSTONE FUNDS
For a Share Outstanding Throughout the Period or Year


-----------------------------------------------------------------------------------------

                        INVESTMENT ACTIVITIES     DISTRIBUTIONS
                        ---------------------  -------------------
                                       NET
                                    REALIZED
                 NET                   AND                            NET
                ASSET              UNREALIZED                        ASSET
                VALUE,     NET        GAIN        NET                VALUE,
              BEGINNING INVESTMENT  (LOSS) ON  INVESTMENT  CAPITAL   END OF    TOTAL
              OF PERIOD   INCOME   INVESTMENTS   INCOME     GAINS    PERIOD   RETURN
-----------------------------------------------------------------------------------------
--------------------------------
LIMITED MATURITY GOVERNMENT FUND
--------------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996          9.49      0.556      0.216      (0.561)     --        9.70    8.34%
  1995         10.00      0.441     (0.517)     (0.434)     --        9.49   (0.73%)
  1994 (12)    10.00      0.253      0.004      (0.257)     --       10.00    3.56%*
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996          9.50      0.562      0.208      (0.561)     --        9.71    8.33%
  1995         10.01      0.454     (0.530)     (0.434)     --        9.50   (0.73%)
  1994 (13)     9.98      0.163      0.018      (0.151)     --       10.01    4.04%*
-----------------------------
CALIFORNIA TAX-FREE BOND FUND
-----------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996            8.95   0.518       0.873      (0.487)     --        9.85   15.83%
  1995           10.04   0.460      (1.098)     (0.452)     --        8.95   (6.33%)
  1994 (14)      10.00   0.117       0.028      (0.105)     --       10.04    5.01%*
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996            8.94   0.470       0.918      (0.487)     --        9.84   15.84%
  1995           10.03   0.439      (1.077)     (0.452)     --        8.94   (6.33%)
  1994 (14)      10.00   0.115       0.020      (0.105)     --       10.03    4.67%*



-------------------------------------------------------------------------------
                                                             RATIO
                                                            OF NET
                                                          INVESTMENT
                                                 RATIO     INCOME TO
                        RATIO OF     RATIO       OF NET     AVERAGE
                NET     EXPENSES  OF EXPENSES  INVESTMENT     NET
               ASSETS,     TO     TO AVERAGE   INCOME TO    ASSETS
               END OF   AVERAGE   NET ASSETS     AVERAGE   EXCLUDING  PORTFOLIO
               PERIOD      NET     EXCLUDING       NET        FEE      TURNOVER
                (000)    ASSETS   FEE WAIVERS    ASSETS     WAIVERS      RATE
-------------------------------------------------------------------------------
--------------------------------
LIMITED MATURITY GOVERNMENT FUND
--------------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         35,518     0.53%      0.53%       5.80%       5.80%      186%
  1995         33,249     0.55%      0.55%       4.54%       4.54%      166%
  1994 (12)    33,982     0.58%*     0.58%*      3.49%*      3.49%*      77%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996            628     0.53%      0.93%       5.80%       5.40%      186%
  1995            751     0.51%      0.91%       4.36%       3.96%      166%
  1994 (13)     3,148     0.75%*     1.15%*      3.41%*      3.01%*      77%
-----------------------------
CALIFORNIA TAX-FREE BOND FUND
-----------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996          4,196     0.24%      0.71%       4.97%       4.50%       30%
  1995         12,793     0.50%      0.72%       4.84%       4.62%       22%
  1994 (14)    22,197     0.50%*     0.73%*      4.31%*      4.08%       19%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996          4,266     0.23%      1.12%       4.93%       4.04%       30%
  1995          4,882     0.50%      1.12%       4.92%       4.30%       22%
  1994 (14)     2,830     0.50%*     1.13%*      4.26%*      3.63%*      19%

 *   ANNUALIZED.
**   TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(12) COMMENCED OPERATIONS ON MAY 7, 1993.
(13) COMMENCED OPERATIONS ON AUGUST 18, 1993.
(14) COMMENCED OPERATIONS ON OCTOBER 15, 1993.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

-----------------------------------------------------------------------------------------

                        INVESTMENT ACTIVITIES     DISTRIBUTIONS
                        ---------------------  -------------------
                                       NET
                                    REALIZED
                 NET                   AND                            NET
                ASSET              UNREALIZED                        ASSET
                VALUE,     NET        GAIN        NET                VALUE,
              BEGINNING INVESTMENT  (LOSS) ON  INVESTMENT  CAPITAL   END OF    TOTAL
              OF PERIOD   INCOME   INVESTMENTS   INCOME     GAINS    PERIOD   RETURN
-----------------------------------------------------------------------------------------
---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996          9.08     0.407       1.350      (0.404)        --    10.43    19.67%
  1995 (9)     10.00     0.354      (0.930)     (0.343)        --     9.08    (5.83%)
--------------------------
GOVERNMENT SECURITIES FUND
--------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996          9.07     0.556       0.870      (0.556)        --     9.94    16.16%
  1995 (9)     10.00     0.491      (0.950)     (0.475)        --     9.07    (4.49%)
-------------
BALANCED FUND
-------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         11.45     0.415       2.831      (0.417)     (0.362)  13.92    28.93%
  1995         12.21     0.390      (0.756)     (0.391)     (0.003)  11.45    (2.95%)
  1994         11.50     0.394       0.928      (0.391)     (0.221)  12.21    11.79%
  1993         11.15     0.413       0.543      (0.408)     (0.198)  11.50     8.86%
  1992 (3)     10.00     0.471       1.250      (0.465)     (0.106)  11.15    17.69%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996         11.45     0.406       2.825      (0.406)     (0.362)  13.91    28.73%
  1995         12.21     0.393      (0.758)     (0.392)     (0.003)  11.45    (2.95%)
  1994         11.50     0.397       0.925      (0.391)     (0.221)  12.21    11.79%
  1993 (10)    11.30     0.092       0.404      (0.098)     (0.198)  11.50     4.45%*


------------------------------------------------------------------------------
                                                            RATIO
                                                            OF NET
                                                          INVESTMENT
                                                 RATIO    INCOME TO
                        RATIO OF     RATIO       OF NET     AVERAGE
                NET     EXPENSES  OF EXPENSES  INVESTMENT     NET
               ASSETS,     TO     TO AVERAGE   INCOME TO    ASSETS
               END OF   AVERAGE   NET ASSETS    AVERAGE    EXCLUDING  PORTFOLIO
               PERIOD      NET     EXCLUDING      NET         FEE      TURNOVER
                (000)    ASSETS   FEE WAIVERS    ASSETS     WAIVERS      RATE
-------------------------------------------------------------------------------
---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         16,668    0.85%      0.85%        4.14%       4.14%        46%
  1995 (9)     10,297    0.85%      0.85%        3.87%       3.87%        36%
--------------------------
GOVERNMENT SECURITIES FUND
--------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         46,725    0.75%      0.75%        5.89%       5.89%       239%
  1995 (9)     32,178    0.75%      0.75%        5.46%       5.46%       184%
-------------
BALANCED FUND
-------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996        233,878    0.80%      0.80%        3.20%       3.20%        26%
  1995        167,434    0.80%      0.80%        3.41%       3.41%        48%
  1994        152,189    0.69%      0.79%        3.35%       3.25%        49%
  1993        100,474    0.69%      0.79%        3.72%       3.62%        68%
  1992 (3)     67,098    0.78%      0.91%        4.44%       4.31%        56%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996          8,422    0.89%      1.20%        3.12%       2.81%        26%
  1995          7,128    0.79%      1.19%        3.41%       3.01%        48%
  1994          7,292    0.69%      1.19%        3.26%       2.76%        49%
  1993 (10)       425    0.60%*     1.10%*       3.20%*      2.70%*       68%

 *   ANNUALIZED.
**   TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(3)  COMMENCED OPERATIONS ON FEBRUARY 1, 1991.
(9)  COMMENCED OPERATIONS ON FEBRUARY 1, 1994.
(10) COMMENCED OPERATIONS ON NOVEMBER 13, 1992.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
STEPSTONE FUNDS
For a Share Outstanding Throughout the Period or Year


                        INVESTMENT ACTIVITIES     DISTRIBUTIONS
                        ---------------------  -------------------
                                       NET
                                    REALIZED
                 NET                   AND                            NET
                ASSET              UNREALIZED                        ASSET
                VALUE,     NET        GAIN        NET                VALUE,
              BEGINNING INVESTMENT  (LOSS) ON  INVESTMENT  CAPITAL   END OF    TOTAL
              OF PERIOD   INCOME   INVESTMENTS   INCOME     GAINS    PERIOD   RETURN
-----------------------------------------------------------------------------------------
------------------
GROWTH EQUITY FUND
------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         14.13     0.115       4.483      (0.118)     (0.993)  17.62    32.93%
  1995         15.16     0.097      (0.854)     (0.092)     (0.181)  14.13    (4.98%)
  1994         13.79     0.066       1.370      (0.066)        --    15.16    10.48%
  1993         12.69     0.091       1.101      (0.092)        --    13.79     9.48%
  1992 (3)     10.00     0.103       2.703      (0.102)     (0.014)  12.69    28.28%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996         14.13     0.101       4.480      (0.109)     (0.993)  17.61    32.79%
  1995         15.19     0.097      (0.884)     (0.092)     (0.181)  14.13    (5.17%)
  1994         13.80     0.064       1.392      (0.066)        --    15.19    10.61%
  1993         12.69     0.099       1.103      (0.092)        --    13.80     9.56%
  1992 (7)     11.76     0.019       0.948      (0.023)     (0.014)  12.69    39.11%*
-------------------
VALUE MOMENTUM FUND
-------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         13.40     0.331       5.063      (0.337)     (0.408)  18.05    40.88%
  1995         14.27     0.318      (0.817)     (0.317)     (0.054)  13.40    (3.48%)
  1994         12.76     0.292       1.538      (0.290)     (0.030)  14.27    14.56%
  1993         11.68     0.310       1.103      (0.311)     (0.022)  12.76    12.33%
  1992 (3)     10.00     0.312       1.694      (0.302)     (0.024)  11.68    20.27%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996         13.40     0.320       5.060      (0.323)     (0.408)  18.05    40.77%
  1995         14.27     0.321      (0.820)     (0.317)     (0.054)  13.40    (3.48%)
  1994         12.75     0.297       1.543      (0.290)     (0.030)  14.27    14.65%
  1993 (8)     11.52     0.246       1.257      (0.251)     (0.022)  12.75    15.97%*



-------------------------------------------------------------------------------
                                                            RATIO
                                                            OF NET
                                                          INVESTMENT
                                                 RATIO    INCOME TO
                        RATIO OF     RATIO       OF NET     AVERAGE
                NET     EXPENSES  OF EXPENSES  INVESTMENT     NET
               ASSETS,     TO     TO AVERAGE   INCOME TO    ASSETS
               END OF   AVERAGE   NET ASSETS    AVERAGE    EXCLUDING  PORTFOLIO
               PERIOD      NET     EXCLUDING      NET         FEE      TURNOVER
                (000)    ASSETS   FEE WAIVERS    ASSETS     WAIVERS      RATE
-------------------------------------------------------------------------------
------------------
GROWTH EQUITY FUND
------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         178,590    0.80%      0.80%       0.68%       0.68%       24%
  1995         136,668    0.78%      0.78%       0.69%       0.69%       22%
  1994         142,661    0.77%      0.79%       0.48%       0.46%       45%
  1993         122,529    0.68%      0.78%       0.74%       0.64%       23%
  1992 (3)      93,260    0.72%      0.85%       0.90%       0.77%       26%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996           2,345    0.89%      1.19%       0.60%       0.30%       24%
  1995           1,422    0.78%      1.17%       0.69%       0.30%       22%
  1994           1,243    0.77%      1.18%       0.48%       0.07%       45%
  1993              43    0.67%      1.17%       0.69%       0.19%       23%
  1992 (7)          13    0.83%*     0.96%*      0.79%*      0.66%*      26%
-------------------
VALUE MOMENTUM FUND
-------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         222,065    0.80%      0.80%       2.07%       2.07%       20%
  1995         150,138    0.81%      0.81%       2.36%       2.36%        6%
  1994         140,609    0.77%      0.79%       2.19%       2.17%        5%
  1993          92,636    0.68%      0.78%       2.59%       2.49%        3%
  1992 (3)      51,682    0.78%      0.91%       2.88%       2.75%        5%
  INVESTMENT CLASS (**)
  FOR THE YEARS ENDED JANUARY 31,:
  1996          11,801    0.89%      1.20%       2.00%       1.69%       20%
  1995           9,777    0.81%      1.21%       2.37%       1.97%        6%
  1994           9,346    0.77%      1.20%       2.12%       1.69%        5%
  1993 (8)       3,162    0.65%*     1.15%*      2.53%*      2.03%*       3%

 *  ANNUALIZED.
**  TOTAL RETURN DOES NOT REFLECT THE SALES CHARGE.
(3) COMMENCED OPERATIONS ON FEBRUARY 1, 1991.
(7) COMMENCED OPERATIONS ON NOVEMBER 14, 1991.
(8) COMMENCED OPERATIONS ON APRIL 2, 1992.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------------

                        INVESTMENT ACTIVITIES     DISTRIBUTIONS
                        ---------------------  -------------------
                                       NET
                                    REALIZED
                 NET                   AND                            NET
                ASSET              UNREALIZED                        ASSET
                VALUE,     NET        GAIN        NET                VALUE,
              BEGINNING INVESTMENT  (LOSS) ON  INVESTMENT  CAPITAL   END OF    TOTAL
              OF PERIOD   INCOME   INVESTMENTS   INCOME     GAINS    PERIOD   RETURN
--------------------------------------------------------------------------------------
---------------------
BLUE CHIP GROWTH FUND
---------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996          9.53     0.174       3.311      (0.180)     (0.203)  12.63    36.95%
  1995 (9)     10.00     0.167      (0.479)     (0.158)        --     9.53    (3.10%)
--------------------
EMERGING GROWTH FUND
--------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996          9.42     0.026       2.807      (0.033)     (0.277)  11.94    30.24%
  1995 (9)     10.00     0.086      (0.535)     (0.080)     (0.051)   9.42    (4.48%)
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996 (15)    33.51     0.447       4.084      (0.446)     (0.105)   37.49   13.56%



-------------------------------------------------------------------------------
                                                            RATIO
                                                            OF NET
                                                          INVESTMENT
                                                 RATIO    INCOME TO
                        RATIO OF     RATIO       OF NET     AVERAGE
                NET     EXPENSES  OF EXPENSES  INVESTMENT     NET
               ASSETS,     TO     TO AVERAGE   INCOME TO    ASSETS
               END OF   AVERAGE   NET ASSETS    AVERAGE    EXCLUDING  PORTFOLIO
               PERIOD      NET     EXCLUDING      NET         FEE      TURNOVER
                (000)    ASSETS   FEE WAIVERS    ASSETS     WAIVERS      RATE
-------------------------------------------------------------------------------
---------------------
BLUE CHIP GROWTH FUND
---------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         63,410     0.83%      0.83%       1.54%       1.54%        69%
  1995 (9)     39,319     0.85%      0.85%       1.84%       1.84%        89%
--------------------
EMERGING GROWTH FUND
--------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996         41,770     1.05%      1.05%       0.22%       0.22%       131%
  1995 (9)     23,928     1.05%      1.05%       1.01%       1.01%       123%
-------------------------
INTERNATIONAL EQUITY FUND
-------------------------
  INSTITUTIONAL CLASS
  FOR THE YEARS ENDED JANUARY 31,:
  1996 (15)    44,188     1.16%      1.36%       1.31%       1.11%        21%

(9)  Commenced operations on February 1, 1994.
(15) Commenced operations on February 1, 1995.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
STEPSTONE FUNDS
1. Organization

Stepstone Funds (the "Trust" or the "Fund") was organized as a Massachusetts business trust under a Declaration of Trust dated October 16, 1990.

The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment company with fourteen funds: the Treasury Money Market Fund, the Money Market Fund and the California Tax-Free Money Market Fund (the "Money Market Funds") and the Intermediate-Term Bond Fund, the Limited Maturity Government Fund, the California Tax-Free Bond Fund, the Convertible Securities Fund, the Government Securities Fund, the Balanced Fund, the Growth Equity Fund, the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, and the International Equity Fund (the "Non-Money Market Funds"). The Trust is registered to offer two classes of shares, Institutional and Investment. The Funds' prospectus provides a description of each fund's investment objectives, policies and strategies.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust.
     SECURITY VALUATION -- Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

     Investments in equity securities held by the Non-Money Market Funds which are traded on a national securities exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Option contracts are valued at the last quoted bid price as quoted on the primary exchange or board of trade which such option contracts are traded. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Restricted securities for which quotations are not readily available are valued at fair value using methods determined in good faith under general Trustee supervision.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (I) market value of investment securities, other assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The Fund does not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities.

     The Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provision for Federal income taxes is required.

     The International Equity Fund may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on either income earned or repatriated. The International Equity Fund accrues such taxes when the related income is earned.

                                                                JANUARY 31, 1996
-------------------------------------------------------------------------------

     NET ASSET VALUE PER SHARE -- The net asset value per share is calculated on each business day for each Fund. In general, it is computed by dividing the assets of each Fund, less its liabilities, by the number of outstanding shares of each Fund.

     DISCOUNTS AND PREMIUMS -- Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income for each of the Funds using a method which approximates the effective interest method.

     CLASSES -- Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for Repurchase Agreements are held by the custodian bank until the respective agreements mature. Provisions of repurchase agreements and procedures adopted by the Adviser ensure that the market value of the collateral is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the fund may be delayed or limited.

     OPTIONS TRANSACTIONS -- In order to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investment purposes, the Growth Equity Fund, the Value Momentum Fund, the Blue Chip Growth Fund, the Emerging Growth Fund, the Balanced and International Equity Fund may write covered call options. A risk in writing a call option is that the fund gives up the opportunity of profit if the market price of the underlying security increases.

     The Fund realizes a gain upon the expiration of a written call option.
     When a written call option is closed prior to expiration by being exercised, the proceeds on the sale are increased by the amount of original premium received.

     The Blue Chip Growth Fund, Emerging Growth Fund, the Balanced Fund and International Equity may purchase options with respect to securities that are permitted investments. The risk in purchasing options is limited to the premium paid.

     The Fund recognizes a gain when the underlying securities' market price rises (in case of a call) or falls (in case of a put) to the extent sufficient to cover the option premium and transaction costs.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Costs used in determining realized gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

     DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income for the money market funds and the Limited Maturity Government Fund are declared daily and paid monthly. Each of the non-money market funds except the Limited Maturity Government Fund declare and pay dividends from net investment income monthly. Any net realized capital gains will be distributed at least annually for all Funds.

     RECLASSIFICATION ON COMPONENTS OF NET ASSETS -- In accordance with Statement of Position 93-2, "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distribution by Investment Companies", $201,146, $134,711, $178,166 and $111,110 relating to differences attributable to the classification of short-term capital gains and net investment income for tax distribution purposes of the Growth Equity, Value Momentum, Balanced and Intermediate-Term Bond Funds, respectively, as of January 31, 1996 have been reclassified between the Fund's accumulated net realized gains/losses and undistributed net income accounts, as appropriate. These reclassifications had no effect on net asset value.

-------------------------------------------------------------------------------
STEPSTONE FUNDS


3. Transactions with Affiliates and Organization Costs

The Trust and SEI Financial Management Corporation (the "Administrator") are parties to an Administration Agreement (the "Agreement") dated January 30, 1991, under which the Administrator provides the Trust with management, administrative and shareholder services for an annual fee of .15% on the first $1 billion of aggregate net assets, .12% on the aggregate net assets from $1 billion to $2 billion, and .10% on the aggregate net assets in excess of $2 billion. The Administrator's fee is allocated to the funds based on the percentage of each fund's average net assets to the total average net assets of the Trust.

SEI Financial Services Company (the "Distributor") and the Trust are parties to a distribution agreement dated January 30, 1991. No compensation is paid to the Distributor for services rendered to the Institutional Class under this agreement. The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Investment Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. This Plan provides that the Investment Class will bear the cost of its distribution expenses. The Plan also provides for additional payments to the Distributor of up to an annual rate of .40% of the Fund's Investment Class daily net assets.

Certain officers and/or Trustees of the Trust are also officers and/or Directors of the Administrator. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim and committee meetings. Compensation of officers and affiliated Trustees is paid by the Administrator. The aggregate amount of fees paid to unaffiliated Trustees during the year was approximately $54,000.

Organizational costs incurred by the Trust have been capitalized by the Trust and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Trust are redeemed by thereof during the period that the Trust is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Trust will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. Such costs include legal fees for organizational work performed by a law firm of which an officer of the Fund is a partner.

During the period ended January 31, 1995, Union Bank, an affiliate of the Advisor, purchased securities from the Money Market Fund for $19,912,500 which represented the amortized cost and carrying value of the securities. The securities aggregate market value was $19,305,900 at the time of purchase. This transaction has been recorded on the books as a realized capital loss of $606,600 on investment in the statement of operations, and as a contribution of capital on the books for $606,600. The transactions did not change the net asset value of the Fund.

4. Investment Advisory Agreement

The Trust and Union Capital Advisors, a division of Union Bank, (the "Advisor") are parties to an Advisory Agreement. For its services, the Advisor is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate of .30% of the average daily net assets of the Treasury Money Market Fund, the Money Market Fund, the California Tax-Free Money Market Fund and the Limited Maturity Government Fund, .60% of the Growth Equity Fund, the Value Momentum Fund, the Blue Chip Growth Fund, the Balanced Fund and the Convertible Securities Fund, .50% of the Intermediate-Term Bond Fund, the Government Securities Fund and the California Tax-Free Bond Fund, .80% of the Emerging Growth Fund and .95% of the International Equity Fund. The Advisor has voluntarily agreed, for an indefinite period of time to waive all or a portion of

                                                                JANUARY 31, 1996
-------------------------------------------------------------------------------

its fee in the Treasury Money Market Fund, the California Tax-Free Money Market Fund, the International Equity Fund, and the California Tax-Free Bond Fund in order to limit the operating expenses of the Funds.

The Advisor and The Bank of Tokyo Trust Company are parties to a Sub-Advisory Agreement on the Blue Chip Growth Fund, the Emerging Growth Fund, the Convertible Securities Fund and the Government Securities Fund. The Bank of Tokyo Trust Company is entitled to a fee which is calculated daily and paid monthly by the Advisor.

The Advisor and The Bank of Tokyo Asset Management (U.K.) Limited are parties to a Sub-Advisory Agreement on the International Equity Fund. The Bank of Tokyo Asset Management (U.K.) Limited is entitled to a fee which is calculated daily and paid monthly by the Advisor.

During the fiscal year ended January 31, 1996, Union Bank agreed to merge with the Bank of California, N.A., effective on or about April 1, 1996. After the merger, the resulting Bank will change its name to Union Bank of California, N.A. Union Capital Advisors will be combined with Merus Capital Management and re-named Merus-UCA Capital Management. Merus-UCA will operate as a separate division of the Union Bank of California, N.A. The subadvisor, the Bank of Tokyo Trust Company, will change its name to Bank of Tokyo-Mitsubishi Trust Company upon the merger of the Bank of Tokyo Trust Company and Mitsubishi Bank Trust Company of New York on or about April 1, 1996. These transactions will result in the termination of the Stepstone Funds' investment advisory and subadvisory agreements. The Funds have called a shareholder meeting to approve new investment advisory and subadvisory contracts with Union Bank of California, N.A. and Bank of Tokyo-Mitsubishi Trust Company, respectively. The advisory fees will not be affected by these changes.

5. Investment Transactions

The purchases and sales of investment securities and United States Government Obligations (other than short-term securities) were as follows:

                                    INVESTMENT             U.S. GOVERNMENT
                                    SECURITIES               SECURITIES
                               -------------------      ----------------------
                               PURCHASES    SALES       PURCHASES      SALES
                                (000'S)    (000'S)       (000'S)      (000'S)
                               ---------   -------      ---------     --------
Int.-Term Bond...............   $53,374    $67,771      $123,299      $105,852
Limited Maturity Govt........     1,038        159        52,382        38,371
California Tax-Free Bond.....     3,709     14,150            --            --
Convertible Securities......     11,375      5,294            --            --
Government Securities.......     20,702     18,081        76,536        65,515
Balanced....................     55,247     46,110        18,516         2,555
Growth Equity...............     36,113     39,851            --            --
Value Momentum..............     42,995     36,545            --            --
Blue Chip Growth............     47,725     31,408            --            --
Emerging Growth.............     46,462     35,295            --            --
International Equity........     44,352      7,765            --            --

At January 31, 1996 the total cost of securities and net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation at January 31, 1996 for each portfolio is as follows:

                              APPRECIATION   DEPRECIATION       TOTAL
                                (000'S)         (000'S)        (000'S)
                              ------------   ------------      -------
Int.-Term Bond...............   $ 4,867          $ (43)        $ 4,824
Limited Maturity Govt........       555             --             555
California Tax-Free Bond.....       215             (3)            212
Convertible Securities.......     1,560           (451)          1,109
Government Securities........     1,140            (14)          1,126
Balanced.....................    46,268         (1,857)         44,411
Growth Equity................    70,366         (2,218)         68,148
Value Momentum...............    71,181         (2,383)         68,798
Blue Chip Growth.............    12,382           (634)         11,748
Emerging Growth..............     7,689         (1,657)          6,032
International Equity.........     4,997           (710)          4,287

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
STEPSTONE FUNDS


Subsequent to October 31, 1995, the Funds recognized net capital losses for tax purposes that have been deferred to 1996 and can be used to offset future capital gains at January 31, 1996. The funds also had capital loss carryforwards at January 31, 1996, to the extent provided in the regulations for federal income tax as follows:

                             CAPITAL LOSS
                               CARRYOVER     EXPIRES      EXPIRES      EXPIRES
                                1/31/96       2002         2003         2004
                             ------------    -------      -------     --------
Treasury MM...............      $  2,187    $   --      $    2,187     $    --
Money Market..............     1,163,215        --       1,163,215          --
Cal T/F MM................         1,863        --           1,863          --
Int.-Term Bond............     1,412,177        --       1,412,177          --
Limited Maturity Govt.....     1,766,916     3,154         873,702     890,060
Cal. Tax-Free Bond........     1,309,688        --         588,397     721,291
Convertible Securities....        57,122        --          39,362      17,760
Government Securities.....       362,601        --         362,601          --

The Growth Equity and Blue Chip Funds utilized their entire capital loss carryforward balance of $1,206,611 and $617,659, respectively, which was carried over from the previous year. The Intermediate-Term Bond and Government Securities Funds used $2,740,091 and $1,465,927, respectively, of its capital loss carryforward from the previous year.


6. Concentration of Credit Risk

The California Tax-Free Money Market Fund and the California Tax-Free Bond Fund invest in debt securities in the State of California. The ability of the issuers of the securities held by the Funds to meet their obligations may be affected by economic developments in that state.

The International Equity Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
-------------------------------------------------------------------------------
STEPSTONE FUNDS


7. Option Contracts

Transactions in covered call options and purchased put options during the period ended January 31, 1996 are summarized as follows:

                                                   GROWTH EQUITY
                                             -------------------------
                                             NUMBER OF
     WRITTEN OPTION TRANSACTION              CONTRACTS        PREMIUM
-----------------------------------------    ---------      ----------
Option written and outstanding at
  beginning of period....................         --       $       --
Call option written during period........      1,669          592,787
Call option exercised during period......       (639)        (201,573)
Call option expired during period........       (553)        (217,375)
Call option closed during period.........       (477)        (173,839)
                                              ---------    -----------
Option written and outstanding at end of
  period.................................         --               --
                                              =========     =========

                                                 BLUE CHIP GROWTH
                                             -------------------------
                                             NUMBER OF
     WRITTEN OPTION TRANSACTION              CONTRACTS        PREMIUM
-----------------------------------------    ---------     ----------
Option written and outstanding at
  beginning of period....................        392       $   62,027
Call option written during period........      7,439        2,271,388
Call option exercised during period......     (1,023)        (198,890)
Call option expired during period........     (1,630)        (381,581)
Call option closed during period.........     (4,718)      (1,616,696)
                                              ---------    -----------
Option written and outstanding at end of
  period.................................        460          136,248
                                              =========     =========

                                                 EMERGING GROWTH
                                             ------------------------
                                             NUMBER OF
     WRITTEN OPTION TRANSACTION              CONTRACTS        PREMIUM
-----------------------------------------    ---------     ----------
Option written and outstanding at
  beginning of period....................        188       $   35,793
Call option written during period........      3,765        1,525,251
Call option exercised during period......       (528)        (145,844)
Call option expired during period........       (808)        (190,597)
Call option closed during period.........     (2,467)      (1,179,711)
                                              ---------    -----------
Option written and outstanding at end of
  period.................................        150           44,892
                                              =========     =========

                                                     BALANCED
                                             ------------------------
                                             NUMBER OF
     WRITTEN OPTION TRANSACTION              CONTRACTS        PREMIUM
-----------------------------------------    ---------     ----------
Option written and outstanding at
  beginning of period....................         --        $      --
Call option written during period........        921           93,380
Call option exercised during period......        (81)         (19,778)
Call option expired during period........       (620)        (104,191)
Call option closed during period.........        (20)          (4,690)
                                              ---------    -----------
Option written and outstanding at end of
  period.................................        200           35,279
                                              =========     =========

                                               CONVERTIBLE SECURITIES
                                             -------------------------
                                             NUMBER OF
     WRITTEN OPTION TRANSACTION              CONTRACTS        PREMIUM
------------------------------------------   ---------     ----------
Option written and outstanding at
  beginning of period.....................        --        $      --
Call option written during period.........        10            1,529
Call option exercised during period.......        --               --
Call option expired during period.........        --               --
Call option closed during period..........       (10)          (1,529)
                                              ---------    -----------
Option written and outstanding at end of
  period..................................        --               --
                                              =========     =========

                                                 BLUE CHIP GROWTH
                                             -------------------------
                                             NUMBER OF
     PURCHASE OPTION TRANSACTION             CONTRACTS       PREMIUM
-----------------------------------------    ---------     ----------
Purchased put option outstanding at
  beginning of period....................         --        $      --
Put option purchased during period.......        912          162,650
Put option sold during period............       (650)        (118,256)
Put option expired during period.........        (97)         (12,867)
Put option exercised during period.......       (165)         (31,527)
                                              ---------    -----------
Purchased put option outstanding at end
  of period..............................         --               --
                                              =========     =========

                                                 EMERGING GROWTH
                                             -------------------------
                                             NUMBER OF
     PURCHASE OPTION TRANSACTION             CONTRACTS       PREMIUM
-----------------------------------------    ---------     ----------
Purchase call option outstanding at
  beginning of period....................         --         $     --
Call option purchased during period......        881          168,903
Call option sold during period...........       (230)         (51,315)
Call option expired during period........       (336)         (47,344)
Call option exercised during period......       (215)         (46,007)
                                              ---------    -----------
Purchased call option outstanding at end
  of period..............................        100           24,237
                                              =========     =========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareholders and Trustees of the
   Stepstone Funds:

We have audited the accompanying statements of net assets of the Treasury Money Market, Money Market, California Tax-Free Money Market, Intermediate-Term Bond,Limited Maturity Government, California Tax-Free Bond, Convertible Securities, Government Securities, Balanced, Growth Equity, Value Momentum, Blue Chip Growth, Emerging Growth, and International Equity Funds (fourteen of the Funds constituting Stepstone Funds) as of January 31, 1996, and the related statements of operations, statements of changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Treasury Money Market, Money Market, California Tax-Free Money Market, Intermediate-Term Bond,Limited Maturity Government, California Tax-Free Bond, Convertible Securities, Government Securities, Balanced, Growth Equity, Value Momentum, Blue Chip Growth, Emerging Growth, and International Equity Funds of Stepstone Funds as of January 31, 1996, the results of their operations, changes in their net assets and financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP
Philadelphia, Pa.
 March 21, 1996

NOTICE TO SHAREHOLDERS OF THE STEPSTONE FUNDS (UNAUDITED)
-------------------------------------------------------------------------------

For shareholders that do not have a January 31, 1996 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 1996 tax year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended January 31, 1996, each fund is designated the following items with regard to distributions paid during the year.

                                                                              (A)           (B)            (C)
                                                                           LONG TERM     ORDINARY         (A+B)
                                                                         CAPITAL GAINS    INCOME          TOTAL
                                                                         DISTRIBUTIONS DISTRIBUTIONS  DISTRIBUTIONS
                                FUND                                      (TAX BASIS)   (TAX BASIS)    (TAX BASIS)
---------------------------------------------------------------------------------------------------------------------------
Treasury Money Market...........................................               0%           100%           100%
Money Market....................................................               0%           100%           100%
California Tax-Free Money Market................................               0%           100%           100%
Intermediate-Term Bond..........................................               0%           100%           100%
Limited Maturity................................................               0%           100%           100%
California Tax-Free Bond........................................               0%           100%           100%
Convertible Securities..........................................               0%           100%           100%
Government Securities...........................................               0%           100%           100%
Balanced........................................................              36%            64%           100%
Growth Equity...................................................              89%            11%           100%
Value Momentum..................................................              51%            49%           100%
Blue Chip Growth................................................              55%            45%           100%
Emerging Growth.................................................               0%           100%           100%
International Equity ...........................................               0%           100%           100%

                                                                              (D)           (E)            (F)
                                                                          QUALIFYING    TAX EXEMPT       FOREIGN
                                FUND                                     DIVIDENDS(1)    INTEREST      TAX CREDIT
---------------------------------------------------------------------------------------------------------------------------
Treasury Money Market...........................................               0%             0%             0%
Money Market....................................................               0%             0%             0%
California Tax-Free Money Market................................               0%           100%             0%
Intermediate-Term Bond..........................................               0%             0%             0%
Limited Maturity................................................               0%             0%             0%
California Tax-Free Bond........................................               0%           100%             0%
Convertible Securities..........................................              25%             0%             0%
Government Securities...........................................               0%             0%             0%
Balanced .......................................................              34%             0%             0%
Growth Equity...................................................             100%             0%             0%
Value Momentum..................................................             100%             0%             0%
Blue Chip Growth................................................             100%             0%             0%
Emerging Growth.................................................               8%             0%             0%
International Equity............................................               0%             0%             0%

-------------------
(1)Qualifying dividends Represent dividends which qualify for the corporate dividends received deduction.
 * Items (A) and (B) are based on a percentage of each fund's total distributions.
** Items (D) and (E) are based on a percentage of ordinary income distributions of each fund.

INVESTMENT ADVISOR:

Union Capital Advisors(R)
a division of Union Bank
SUB ADVISORS:
THE BANK OF TOKYO TRUST COMPANY
   Government Securities Fund
   Emerging Growth Fund
   Convertible Securities Fund
   Blue Chip Growth Fund
BANK OF TOKYO ASSET MANAGEMENT (U.K.) LTD.
   International Equity Fund
DISTRIBUTOR:
SEI Financial Services Company




This information must be preceded or accompanied by a current prospectus for each Fund described.